As filed with the Securities and Exchange Commission on April 25, 2024
Securities Act File
No. 333-273819
Investment Company Act File
No. 811-08720

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.
20549

FORM
N-4
REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 1	☒
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 13	☒

PIA VARIABLE ANNUITY ACCOUNT I
(Exact Name of Registrant)

THE PENN INSURANCE AND ANNUITY COMPANY
(Name of Depositor)
Eight Tower Bridge
161 Washington Street
Conshohocken, Pennsylvania 19428
800-523-0650
(Address and Telephone Number of Principal Executive Offices)
Ann-Marie
Mason
Chief Legal Officer
The Penn Insurance and Annuity Company
Eight Tower Bridge
161 Washington Street
Conshohocken, Pennsylvania 19428
(Name and Address of Agent for Service)

Copies to:
Christopher E. Palmer, Esq.
Kirkland & Ellis LLP
1301 Pennsylvania Avenue, N.W.
Washington, D.C. 20004

Approximate Date of Proposed Public Offering:
It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485.

☒	on May 1, 2024 pursuant to paragraph (b) of Rule 485.

☐	60 days after filing pursuant to paragraph (a) of Rule 485.

☐	on (date) pursuant to paragraph (a) of Rule 485.

Prospectus

Deferred Variable Annuity

May 1, 2024

PROSPECTUS
FOR
DEFERRED VARIABLE ANNUITY
an individual variable and fixed deferred annuity contract — flexible purchase payments issued by
THE PENN INSURANCE AND ANNUITY COMPANY
and funded through
PIA Variable Annuity Account I
of
The Penn Insurance and Annuity Company
PO Box 178, Philadelphia, Pennsylvania 19105
1-800-523-0650
May 1, 2024

This Prospectus (the “Prospectus”) describes an Individual Variable and Fixed Deferred An
n
uity with flexible purchase payments contract (the “Contract”) issued by The Penn Insurance and Annuity Company (“PIA,” the “Company,” “we,” “us,” or “our”). The Prospectus contains information that the Contract owner should know before purchasing a Contract. Please read it carefully and save it for future reference. This Prospectus is not an offering in any state, country, or jurisdiction in which we are not authorized to sell the Contracts. The Contract is not available in New York.
The Contract is an agreement between you and PIA. You agree to make one or more payments to us and we agree to make annuity and other payments to you at a future date. The Contract:

•	is an individual annuity and is not available as a group contract;

•
has multiple investment options available, including variable investment options which invest in underlying mutual fund portfolios and fixed investment options which will earn an interest rate which we will declare;

•	is a deferred annuity, which means that the regular annuity payments do not start immediately;

•	allows for flexible purchase payments, on or after the contract date, subject to certain restrictions;

•
is tax-deferred, which means that you will not pay income taxes until we begin to make annuity payments to you, or you take withdrawals from the Contract, or until the death benefit is paid to your beneficiary(ies);

•	allows you to choose among the fixed annuitization options that can guarantee income payments for a specified period or for the lifetime of the annuitant(s);

•	includes a standard death benefit; and

•
offers a selection of optional benefits at an additional charge including the Guaranteed Income Rider, Accumulation Income Rider, Enhanced Death Benefit Rider, and Guaranteed Minimum Accumulation Rider (although rider availability may vary by state and may change in the future).

Right to Cancel.
If you are a new purchaser of a Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this “Free Look” or cancellation period may be longer. If you cancel your Contract, in most states you will receive your Contract value and any fees or charges deducted. In some states, you will receive a full refund of the amount of any premiums you have paid, if greater than Contract value. You should review this Prospectus, or consult with your financial professional, for additional information about the specific cancellation terms that apply.
The Securities and Exchange Commission (the “SEC”) has not approved or disapproved of this security or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at Investor.gov.
Contracts have risks including risk of loss of the amount invested. Contracts are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board, or any other agency. An investment in the Contract involves investment risk including the possible loss of principal.

G
UIDE
TO
R
EADING
THIS
P
ROSPECTUS
(T
ABLE
OF
C
ONTENTS
)
This Prospectus contains information that you should know before you buy the Deferred Variable Annuity Contract (the “Contract”) described in this Prospectus or exercise any of your rights under the Contract. The purpose of this Prospectus is to provide information on the essential features and provisions of the Contract and the investment options available under the Contract. When you receive your Contract, read it carefully for more information about your rights and obligations under the Contract. This Prospectus is arranged as follows:

**********
The prospectuses of the mutual fund portfolios that are available in the Variable Investment Options (the “Portfolios” or the “Portfolio Companies”) contain important information that you should know about the variable investment options that may be made under the Contract. You should read the prospectuses of the available Portfolios carefully before you invest. You can obtain the prospectuses for the Portfolios online at www.pennmutual.com/for-individuals-and-businesses/products-and-performance/performance-and-rates. You can also request this information at no cost by calling 1-800-523-0650 or by sending an email request to FundOperations@pennmutual.com.
This Prospectus (and the variable annuity) is not considered an offering in any jurisdiction where such offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this Prospectus and the Statement of Additional Information (the “SAI”) other than as contained in these materials or any supplements to them, or in any other sales material we authorize.

D
EFINITIONS
The following key terms and their definitions are included to help make this Prospectus as readable and understandable for you as possible. Other terms used within this Prospectus are defined within the text where they appear. Not all of the definitions of those terms are repeated in this glossary. More detailed information concerning the terms defined below is in the appropriate sections of this Prospectus.
Accumulation Benefit Base
: The amount used to determine the minimum value available at the end of the Accumulation Benefit Period under the Guaranteed Minimum Accumulation Rider.
Accumulation Benefit Percentage
:
A percentage used to determine the minimum value available at the end of the Accumulation Benefit Period under the Guaranteed Minimum Accumulation Rider, which varies depending on the Accumulation Benefit Period selected.
Accumulation Benefit Period
: Depending on the available option selected under the Guaranteed Minimum Accumulation Rider, a period of time of either seven or 10 years at Contract issue, and five, seven, or 10 years upon electing a Reset Benefit.
Accumulation Income Benefit Base:
The amount used to determine the Guaranteed Annual Withdrawal Amount under the Accumulation Income Rider.
Accumulation Income Rider
:
An optional benefit that may be added to your Contract, for an additional charge, which provides for a guaranteed Lifetime Withdrawal benefit.
Accumulation Period
:
A period that begins with your first Purchase Payment and ends on the Annuity Date.
Accumulation Unit
:
A unit of measure used to compute the Variable Account Value under the Contract prior to the Annuity Date.
Actual Age
:
True calendar age in exact years (including partial year).
Administrative Office
:
The Penn Insurance and Annuity Company, Administrative Office, Eight Tower Bridge, 161 Washington Street, Conshohocken, Pennsylvania 19428.
Age-Based Lifetime Withdrawal Rate
:
The age-based component of the Lifetime Withdrawal Rate (based on the age of the (younger) Covered Life) under the Lifetime Withdrawal Guarantee of the Accumulation Income Rider.
Age Nearest Birthday
:
Age rounded to nearest whole number of years.
Annuitant
:
The individual named in the Contract whose lifetime is used as a measuring life for all annuity options, benefits, and features.
Annuitization
:
The process by which you convert your Contract Value into a stream of regular income payments.
Annuity Date
:
The date on which annuity payments begin, and the Contract transitions from the accumulation phase to the Annuitization (income) phase. The date annuity payments are scheduled to begin is shown in the Contract and will never be later than the maximum maturity date.
Annuity Payout Period
:
The period of time, starting on the Annuity Date, during which we make annuity payments.
Base Contract
:
The Contract without optional benefits.

Beneficiary
:
The person(s) named by the Contract Owner to receive the death benefit payable upon the death of the Contract Owner or Annuitant.
Code
:
The Internal Revenue Code of 1986, as amended.
Company
:
The Penn Insurance and Annuity Company. Also referred to as “
we
,” “
our
,” and “
us
,” or “
PIA
.”
Contingent Annuitant
:
The individual designated by the Contract Owner and named in the Contract who will become the Annuitant in the event that the Annuitant dies before the Contract is terminated or annuitized.
Contract
:
The combination variable and fixed annuity Contract described in this Prospectus.
Contract Anniversary
:
Any subsequent anniversary date of the Contract Date. All values that are determined on a Contract Anniversary are based on the next close of regular trading on the NYSE. To the extent the Contract Anniversary falls on a date other than a business day any value to be determined as of the Contract Anniversary will be determined as of the close of regular trading of the NYSE on the next business day.
Contract Date
:
The date the Contract is issued.
Contract Owner or Owner
:
The person or entity, named in the Contract, unless amended by any subsequent change in ownership, entitled to exercise all of the ownership rights under the Contract.
Contract Specifications Page:
The Contract Specifications Page contains your Contract’s individual specifications.
Contract Value
:
The sum of the Variable Account Value and the Fixed Account Value.
Contract Year
:
The time period between Contract Anniversaries; the first Contract Year runs from the Contract Date to the first Contract Anniversary.
Contract Year Quarter:
Each three-month period during a Contract Year, with the first Contract Year Quarter in any Contract Year starting on the Contract Anniversary.
Covered Life
:
The person designated in the Contract upon whose age/lifetime the features and benefits of any Rider are based.
Death Benefit Enhancement
:
The amount by which the Enhanced Death Benefit Base exceeds the Standard Death Benefit payable under the Contract.
Deferral Phase
:
The period prior to the exercise of withdrawals under the Lifetime Withdrawal Guarantee of the Accumulation Income Rider or under the Living Benefit Guarantee of the Guaranteed Income Rider.
Early Access Withdrawal
: You are permitted to take withdrawals during the Deferral Phase which do not initiate the Withdrawal Phase under the Accumulation Income Rider and under the Guaranteed Income Rider. Early Access Withdrawals reduce the applicable benefit base by the greater of the dollar amount of the withdrawal or a proportional reduction, which could significantly reduce the Rider’s benefit and even terminate the Rider and the Contract.
Effective Waiting Bonus
:
The component of the Lifetime Withdrawal Rate that is based on the age of each Purchase Payment under the Lifetime Withdrawal Guarantee of the Accumulation Income Rider.

Enhanced Death Benefit Base
:
The value used to determine the amount of the Death Benefit Enhancement.
Enhanced Death Benefit Rider
:
An optional benefit, for an additional charge, which may be added to your Contract which provides for the payment of the Death Benefit Enhancement in addition to the Standard Death Benefit.
Excess Withdrawal
:
Any withdrawal during the Withdrawal Phase in excess of the Guaranteed Annual Withdrawal Amount under the Accumulation Income Rider and under the Guaranteed Income Rider.
Fixed Account
:
The account in which amounts are held for the Contract under all Fixed Account Options prior to the Annuity Date.
Fixed Account Option
:
The Investment Options available under the Company’s Fixed Account, including the Short-Term Fixed Account and the Fixed Dollar Cost Averaging Options.
Fixed Account Value
:
The value of the amounts held in all Fixed Account Options of the Fixed Account for this Contract.
Fixed Dollar Cost Averaging Options
:
The Investment Options available under the Fixed Account that provide for credited interest at annual rates declared by the Company and are for use in the Dollar Cost Averaging Program.
Free Withdrawal Amount
:
The amount, expressed as a percentage of Purchase Payments, a Contract Owner may withdraw each year during the Surrender Charge Period without incurring a Surrender Charge.
Guaranteed Annual Withdrawal Amount (Accumulation Income Rider)
:
The annual amount you may withdraw under the Accumulation Benefit Rider and based on the amount of the Accumulation Income Benefit Base and the Lifetime Withdrawal Rate that applies for the Covered Life(ves) at that time.
Guaranteed Annual Withdrawal Amount (Guaranteed Income Rider)
:
The annual amount you may withdraw under the Guaranteed Income Rider and based on the amount of the Guaranteed Income Benefit Base and the withdrawal rate under the Living Benefit Guarantee at that time.
Guaranteed Income Benefit Base:
The amount used to determine the Guaranteed Annual Withdrawal Amount under the Guaranteed Income Rider.
Guaranteed Income Rider:
An optional benefit that may be added to your Contract, for an additional charge, which provides for guaranteed minimum withdrawals under the Living Benefit Guarantee.
Guaranteed Minimum Accumulation Benefit Amount
: The guaranteed minimum amount which will be available as your Contract Value at the end of the Accumulation Benefit Period if you elect to add the Guaranteed Minimum Accumulation Rider optional benefit to your Contract.
Guaranteed Minimum Accumulation Rider
: An optional benefit that may be added to your Contract, for an additional charge, at issue which provides for return of minimum value at the end of the Accumulation Benefit Period.
Initial Purchase Payment
: The sum of all deposits made into the Contract on the Contract Date.
Investment Options:
The Contract’s investment options that consist of the Variable Investment Options and the Fixed Account Options.

Joint Annuitant
: The individual other than the Annuitant (as designated in the Contract) whose lifetime is also used as a measuring life for all annuity options, benefits, and features.
Joint Life Guarantee
: Type of optional benefit that is added to the Contract at issue which designates that the features and benefits of the Rider(s) will cover two Covered Lives, specified at Contract issue.
Lifetime Withdrawal
: Withdrawals available under the Lifetime Withdrawal Guarantee of the Accumulation Income Rider and under the Lifetime Withdrawal Guarantee of the Guaranteed Income Rider that provides Guaranteed Annual Withdrawal Amounts for the lifetime(s) of the Covered Life(ves).
Lifetime Withdrawal Guarantee
: Provides Guaranteed Annual Withdrawal Amounts for the lifetime(s) of the Covered Life(ves) under the Accumulation Income Rider and under the Lifetime Withdrawal Guarantee of the Guaranteed Income Rider.
Lifetime Withdrawal Rate
:
The percentage applied to the Guaranteed Income Benefit Base (based on the age of the (younger) Covered Life) to determine the Guaranteed Annual Withdrawal Amount under the Lifetime Withdrawal Guarantee provided by the Guaranteed Income Rider. The percentage applied to the Accumulation Income Benefit Base (equal to the sum of the Age-Based Lifetime Withdrawal Rate and the Effective Waiting Bonus) to determine the Guaranteed Annual Withdrawal Amount under the Lifetime Withdrawal Guarantee of the Accumulation Income Rider.
Living Benefit Guarantee
:
Provides Guaranteed Annual Withdrawal Amounts under either the Lifetime Withdrawal Guarantee or the Standard Withdrawal Guarantee of the Guaranteed Income Rider.
Maturity Age
:
The oldest age at which annuity payments may begin as specified in your Contract (generally Actual Age 100).
Monthly Anniversary
: The same day of each month as the Contract Anniversary; if there is no corresponding date in the month, the Monthly Anniversary date will be the last date of such month.
NYSE
:
New York Stock Exchange.
Non-Qualified Contract
: A non-qualified annuity is not part of an employer provided retirement program and may be purchased by any individual or entity; contributions to non-qualified annuities are made with after-tax dollars.
Portfolios:
The mutual fund portfolios that are available for investment in the Variable Investment Options of the Separate Account. The Portfolios are referred to sometimes as
Portfolio Companies
.
Purchase Payment
: Any deposit made into the Contract.
Qualified Contract
: A qualified annuity is purchased as part of, or in conjunction with, an employer provided retirement plan, such as a defined benefit pension plan, or an individual retirement arrangement, such as an Individual Retirement Annuity (IRA). PIA does not issue contracts through 401(k) or similar defined contribution pension plans.
Required Minimum Distributions (RMD)
: Required minimum distributions under the Internal Revenue Code.
Reset Benefit
:
A benefit available under the Guaranteed Minimum Accumulation Rider, which allows a Contract Owner to reset the Accumulation Benefit Base as the current Contract Value as of any Contract Anniversary and start a new Accumulation Benefit Period.

Reset Benefit Date
:
Any Contract Anniversary on which a Reset Benefit has been elected under an effective Guaranteed Minimum Accumulation Rider.
Rider
: Optional benefit (or combination of benefits) that adds to, alters, or amends the Contract to provide additional features to the Base Contract — including the Enhanced Death Benefit Rider, Guaranteed Income Rider, Accumulation Income Rider, and Guaranteed Minimum Accumulation Rider (although rider availability may vary by state and may change in the future).
Rider Charge:
The applicable charge for an optional benefit Rider that you may purchase with your Contract.
Separate Account
: The PIA Variable Annuity Account I, of The Penn Insurance and Annuity Company, a segregated asset account of the Company. The Separate Account is divided into subaccounts, each of which invests exclusively in a specific Portfolio and is referred to sometimes as a
Variable Investment Option
.
Short-Term Fixed Account
:
The Investment Option available under the Fixed Account that earns a rate of interest declared by the Company from time to time.
Single Life Guarantee
: Type of optional benefit that is added to the Contract at issue which designates that the features and benefits of the Rider will cover one Covered Life, specified at Contract issue.
Spousal Step-In
: Under Code Section 72(s), upon Contract Owner’s death, a spouse who is sole primary Beneficiary of a Contract may take the Contract as their own.
Standard Death Benefit
: The amount of the death benefit under the Contract, calculated as described under “What Are the Supplemental Riders and Benefits That Are Available? – Death Benefit.”
Standard Withdrawal Benefit Balance
:
Used to determine how long the benefit will last under the Standard Withdrawal Guarantee of the Guaranteed Income Rider.
Standard Withdrawal Guarantee
:
Provides Guaranteed Annual Withdrawal Amounts for the earlier of the Standard Withdrawal Benefit Balance reducing to zero and the lifetime(s) of the Covered Life(ves) under the Standard Withdrawal Guarantee of the Guaranteed Income Rider.
Standard Withdrawal Rate
:
The percentage applied to the Guaranteed Income Benefit Base to determine the Guaranteed Annual Withdrawal Amount under the Standard Withdrawal Guarantee of the Guaranteed Income Rider. The available Standard Withdrawal Rates at the time the Standard Withdrawal Guarantee is elected will be determined by the then applicable Lifetime Withdrawal Rate and the Standard Withdrawal Rate Threshold.
Standard Withdrawal Rate Threshold
:
The amount added to the then applicable Lifetime Withdrawal Rate to determine which Standard Withdrawal Rates are available under the Standard Withdrawal Guarantee of the Guaranteed Income Rider.
Step-Up
: An increase in the Guaranteed Income Benefit Base, the Accumulation Income Benefit Base, the Enhanced Death Benefit Base, or the Standard Withdrawal Benefit Balance to an amount equal to 100% of the Contract Value, determined on the applicable Contract Anniversary.
Subsequent Purchase Payment
: Any deposit made into the Contract after the Contract Date.
Surrender Charge
: A fee imposed as a percentage of the amount of the Purchase Payments withdrawn in excess of the Free Withdrawal Amount for the Contract Year during the Surrender Charge Period.

Surrender Charge Basis
: The sum of all Purchase Payments not yet withdrawn.
Surrender Charge Period
: The number of Contract Years during which a Purchase Payment is subject to a Surrender Charge.
Surrender Value
: Contract Value less any charges and fees imposed upon surrender.
Valuation Period
: The period from one valuation of Separate Account assets to the next. Valuation is performed on each day the NYSE is open for trading.
Variable Account
: The account under which amounts are held for the Contract Owner under all Variable Investment Options prior to the Annuity Date.
Variable Account Value
: The sum of the values of the Accumulation Units held in the Variable Investment Options for this Contract.
Variable Investment Options
: The subaccounts of the Separate Account, each of which invests exclusively in a specified Portfolio.
Withdrawal Phase
: The period during which withdrawals are taken under the Lifetime Withdrawal Guarantee of the Accumulation Income Rider or under the Living Benefit Guarantee of the Guaranteed Income Rider.
You, Your
: The Contract Owner, who can make decisions regarding allocation of Purchase Payments, transfers, withdrawals, surrender, naming Beneficiary(ies), electing Riders, and other matters (all within the Contract limits).

I
MPORTANT
I
NFORMATION
Y
OU
S
HOULD
C
ONSIDER
A
BOUT
THE
D
EFERRED
V
ARIABLE
A
NNUITY
C
ONTRACT

Fees and Expenses

Charges for Early Withdrawals
If you surrender your Contract or withdraw money from the Contract within seven years
following your last Purchase Payment, you will be assessed a Surrender Charge of up to 8.00% of Purchase Payments withdrawn.

For example, if you make a withdrawal in the first year, you could pay a Surrender Charge of up to $8,000 on a $100,000 investment.

For more detailed information, see “
Surrender Charge
” under “
What Are the Fees and Charges Under the Contract?
” in this Prospectus.

Transaction Charges
In addition to Surrender Charges, you may also be charged for other transactions, such as transfers between Investment Options.

For more detailed information, see “Table of Fees and Expenses;” “
What Are the Fees and Charges Under the Contract?
”

Ongoing Fees and Expenses
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract Specifications Page for information about the specific fees you will pay each year based on the options you have elected.

	Annual Fee	Minimum	Maximum
	Base Contract 1	1.40%	1.40%
	Investment Options (Portfolio fees and expenses) 2	0.11%	0.34%
	Optional benefits available for an additional charge (for a single optional benefit, if elected) 3	0.35%	2.50%

1
Expressed as an annual percent of Contract Value in the Variable Investment Options.
2
  Expressed as an annual percentage of daily net assets in the Portfolio. This range is for the year ended December 31, 2023, and could change from year to year.
3
  Expressed as an annual percentage of the applicable benefit base or Variable Account Value, depending on the optional benefit.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. The estimate assumes that you do not take withdrawals from the Co ntr
act, which could add Surrender Charges that substantially increase costs.

Lowest Annual Cost: $1,536	Highest Annual Cost: $4,990

Assumes:

•   Investment of $100,000

•   5.00% annual appreciation

•   Least expensive combination of the Contract and Portfolio fees and expenses

•   No optional benefits

•   No sales charges

•   No additional Purchase Payments, transfers, or withdrawals

Assumes:

•   Investment of $100,000

•   5.00% annual appreciation

•   Most expensive combination of Contract, optional benefits and Portfolio fees and expenses

•   No sales charges

•   No additional Purchase Payments, transfers, or withdrawals

Risks
Risk of Loss	You can lose money by investing in this Contract, including loss of your Purchase Payments (principal). For more detailed information, see “ Summary of Principal Risks of Investing in the Contract .”
Not a Short- Term Investment
The Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.

The Contract is designed to provide for the accumulation of retirement savings and income on a long-term basis. As such, you should not use the Contract as a short-term investment or savings vehicle. A Surrender Charge may apply in certain circumstances, and potentially result in a significant reduction in the Standard Death Benefit, potentially significant reduction in or loss of optional benefits, and/or federal and state income taxes and tax penalties.

For more detailed information, see “
Summary of Principal Risks of Investing in the Contract
.”

Risks Associated with Investment Options
•   An investment in the Contract is subject to the risk of loss/
p
oor investment performance of the Portfolios you choose, and the value of an investment can vary depending on the performance of the Portfolios.

•   Each Investment Option (the Variable Investment Options and the Fixed Account Options) has its own unique risks. You should review these Investment Options before making an investment decision. The performance of the Portfolios will vary among each other, may underperform similar mutual funds not available through the Variable Investment Options, and some are riskier than others.

•   A discussion of the risk of allocating your Purchase Payments to one or more Portfolios can be found in the prospectuses for the Portfolios. You should review the prospectuses for the Portfolios before making an investment decision.

For more detailed information, see “
Summary of Principal Risks of Investing in the Contract
;” “
Appendix A — Portfolio Companies Available Under the Contract
;” “
Appendix B — Fixed Account Options
.”

Insurance Company Risks
An investment in the Contract is subject to the risks related to the Company, including:

•  Any obligations, guarantees, and benefits of the Contract (including the Fixed Account Options, the Standard Death Benefit, and the optional Rider benefits) are subject to the claims-paying ability and financial strength of the Company.

•  There are risks relating to the Company’s administration of the Contract, including, among others, cybersecurity and infectious disease outbreak risks.

•  If the Company experiences financial distress, it may not be able to meet its obligations to you.

•  More information about the Company, including its financial strength ratings, is available upon request from the Company at 1-800-523-0650.

For more detailed information, see “
The Penn Insurance and Annuity Company
;” “
Financial Statements
;” “
Insurance Company Risks
” under “
Summary of Principal Risks of Investing in the Contract
;” “
Other Information
.”

Restrictions
Investments
•   You can allocate your Purchase Payments to the Variable Investment Options (that invest in the Portfolios) or the Fixed Account Options.

•   The minimum amount that may be transferred is $250 or, if less, the total amount held in the Investment Option.

•   The Company reserves the right to remove or substitute any of the Portfolios as Investment Options that are available under the Contract.

•   In addition, we may limit your ability to make transfers involving the Variable Investment Options if it is believed that a transfer may disadvantage or potentially harm or hurt the rights or interests of other Contract Owners.

•   We will also reject or reverse a transfer request if for any reason any of the Portfolios do not accept the purchase of its shares.

•   In addition, we reserve the right to reject any Purchase Payment at any time for any reason.

For more detailed information, see “
How Do I Change the Contract’s Investment Allocations?
;” “
Appendix B – Fixed Account Options
.”

Optional Benefits
The Contract offers a selection of optional benefits.

•   If you select an optional benefit, you are not permitted to invest in the Short-Term Fixed Account. In the future, we may change this restriction or add new ones relating to other Investment Options.

•   Withdrawals, including Required Minimum Distributions (“RMDs”), may reduce the value of an optional benefit by an amount greater than the value withdrawn or result in termination of the benefit and the Contract.

•   We will impose a surrender charge on withdrawals under the optional benefits that exceed the Free Withdrawal Amounts during the Surrender Charge Period.

•   Subsequent Purchase Payments are not permitted during the Withdrawal Phase of the Accumulation Income Rider, which means that the Purchase Payments cannot be used at that time to increase Contract Value, the death benefit, or the Accumulation Income Benefit Base.

•   While the Guaranteed Minimum Accumulation Rider provides a guarantee that is designed to provide a minimum Contract Value, additional Purchase Payments made after the first 12 months of the Accumulation Benefit Period will not be included in the Accumulation Benefit Base. Any additional Purchase Payments made after the first 12 months will increase the Contract Value but not the Accumulation Benefit Base and may reduce the likelihood of receiving the benefit provided
b
y the Guaranteed Minimum Accumulation Rider.

•   We may modify or stop offering an o
p
tional benefit at any time, and the availability of such benefits may vary by state.

For more detailed information, see “What Are the Supplemental Riders and Benefits That Are Available?”

Taxes
Tax Implications
•   Consult with a tax professional to determine the tax implications of an investment in and payments received under this Contract.

•   If you purchase the Contract through a tax-qualified plan or individual retirement account (“IRA”), you do not get any additional tax benefit.

•   Withdrawals from your Contract are taxed at ordinary income tax rates, and may be subject to a tax penalty before age 59
1
⁄
2
.

For more detailed information, see “Summary of Principal Risks of Investing in the Contract — Taxes and Tax Risks;” “How Is the Contract Treated Under Federal Income Tax Law?”

Conflicts of Interest
Investment Professional Compensation
Your financial professional may receive compensation for selling this Contract to you, in the form of commissions, asset-based compensation, allowances for expenses, and other compensation programs, and the Company may share the revenue it earns on this Contract with the professional’s firm. (Your financial professional may be your broker, investment adviser, insurance agent, or someone else.)

For these reasons, these financial professionals may have a financial incentive to recommend this Contract over another annuity contract or investment.

For more detailed information, see “Distribution Arrangements.”

Exchanges
Some financial professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new contract rather than continue to own your existing contract.

For more detailed information, see “How Do I Purchase the Contract? — Tax Free ‘Section 1035’ Insurance Contract Exchanges.”

O
VERVIEW
OF
THE
D
EFERRED
V
ARIABLE
A
NNUITY
C
ONTRACT
The following provides an overview of the Deferred Variable Annuity Contract’s primary features. Please read the full descriptions in the rest of this Prospectus, and your Contract, for more information regarding these features and other provisions of the Contract.

1.	Purpose of the Contract
The Contract is designed to accumulate Contract Value and to provide income over a certain period of time or for life subject to certain conditions. The Contract can supplement your retirement income by providing a stream of income payments during the Annuity Payout Period. The benefits offered under the Contract may be a variable or fixed amount, if available, or a combination of both. The Contract also offers a death benefit payable to your designated Beneficiaries upon the death of the Contract Owner or Annuitant.
This Contract may be appropriate if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Variable Investment Options.

2.	Phases of the Contract
Your Contract has two phases: (1) an accumulation (savings)
pha
se called the Accumulation Period, prior to the Annuity Date; and (2) a payout (income) phase called the Annuity Payout Period, after the Annuity Date.
Accumulation (Savings) Period
To help you accumulate assets during the Accumulation Period, you can invest your payments and earnings in different Investment Options as follows:

•
The Contract allows you to allocate your Contract Value among the different Variable Investment Options which each invest in a specified mutual fund portfolio (each, a “Portfolio”). Your Contract Value will increase or decrease
to reflect the investment performance of the Portfolios you select; you bear the investment risk and you can lose money invested in the Portfolios.
Appendix A to this Prospectus lists the Portfolios currently available in the Contract and includes additional information about the Portfolios.

•
In addition to the Variable Investment Options, the Contract allows you to allocate your Contract Value to the Fixed Account Options. The Fixed Account Options are the Short-Term Fixed Account and the Fixed Dollar Cost Averaging Options. The optional benefits do not permit you to invest in the Short-Term Fixed Account. The Fixed Account Options are designed to be safe investments that provide fixed returns, where the Company pays a fixed rate of interest (that it declares periodically, subject to a minimum) and where the Company bears the investment risk.
The Fixed Account Options are described in Appendix B to this Prospectus.

•	You can change the Investment Options in which you invest throughout the Accumulation Period.
Annuity (Income) Payout Period
You can elect to annuitize your Contract and turn your Contract Value into a stream of income payments (called annuity payments), at which time the Accumulation Period of the Contract ends. These payments may continue for a fixed period of years, for your entire life, or for the longer of a fixed period or your life. If you annuitize, your investments will be converted to income payments and you may no longer be able to choose to make withdrawals from your Contract (depending on which Annuity option you select). All benefits (including death benefits and optional benefits) terminate upon Annuitization.

However, several optional benefit Riders offered under the Contract provide guaranteed payments during the accumulation phase that may last for life, and still allow you to make withdrawals and be eligible for a death benefit. Withdrawals that exceed specified limits under an optional benefit will reduce and could eliminate the income payments and other benefits of the optional benefit, including access to a death benefit.

3.	Contract Features
Base Contract
The Contract has a seven year Surrender Charge Period (based on each Purchase Payment) and a Contract expense charge of 1.40% of the Variable Investment Options on an annual basis.
Transfers
Within limitations, you may transfer Contract Value from one Variable Investment Option to another and between the Short-Term Fixed Account and the Variable Investment Options. In addition, the Contract offers two automated transfer programs — a dollar cost averaging program and an asset rebalancing program. You can elect to have your account value automatically rebalanced at no additional charge. We offer rebalancing programs that you can use to automatically reallocate your account value among your Variable Investment Options. You can also elect to allocate your investments using a dollar cost averaging program at no additional charge. You may not elect both a dollar cost averaging program and a rebalancing program.
Contract Value
The Contract Value includes the amount in the Variable Investment Options and the Fixed Account Options. The value of your Contract will increase or decrease based upon the investment performance of the Variable Investment Options you choose, your Purchase Payments, interest credited to the Fixed Account Options, any partial withdrawals, and the charges we deduct.
Surrenders and Withdrawals
During the Accumulation Period you can surrender the Contract or withdraw part of the Contract Value. However, the Contract is generally not a liquid investment. If you withdraw early, a Surrender Charge and federal and state taxes may apply and/or you may incur a tax penalty if you are younger than 59
1
⁄
2
. Withdrawals, including RMDs, could significantly reduce the standard death benefit in addition to the guaranteed benefits, and the amount of the reduction may be greater than the dollar amount of the withdrawal and could terminate the guaranteed benefits.
Free Look Period: “Right to Cancel”
If you are a new purchaser of a Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this “Free Look” or cancellation period may be longer. If you cancel your Contract, in most states you will receive your Contract value and any fees or charges deducted. In some states, you will receive a full refund of the amount of any Purchase Payments you have paid, if greater than Contract value. To cancel your Contract, simply deliver or mail the Contract to our office or to the financial professional who delivered the Contract to you.
Death Benefit
Your Contract includes a death benefit that will be paid upon the death of either the Contract Owner or the Annuitant. On the death of the Annuitant, the death benefit will be equal to the greater of Contract Value or Purchase Payments less adjusted withdrawals. On the death of the Contract Owner who is not the Annuitant, the death benefit will be equal to the Contract Value.

Optional Benefit Riders
You may purchase certain available optional benefits for an additional fee:

•	Enhanced Death Benefit Rider — offers a Death Benefit Enhancement;

•	Accumulation Income Rider — provides for guaranteed Lifetime Withdrawals under the terms of the Rider;

•	Guaranteed Income Rider — provides for living benefit Withdrawals under the terms of the Rider; and

•	Guaranteed Minimum Accumulation Rider — provides for a return of a minimum value at the end of the Accumulation Benefit Period.
These optional benefit Riders provide different methods to take income from your Contract Value or receive lifetime payments and provide certain guarantees, regardless of the investment performance of the Contract. These guarantees are subject to certain conditions, as set forth elsewhere in this Prospectus.
Withdrawals that exceed specified limitations under certain Riders may result in a reduction or premature termination of those benefits or of those Riders. We will impose a surrender charge on withdrawals under the Riders that exceed the Free Withdrawal Amounts during the Surrender Charge Period.
Withdrawals, including RMDs, could significantly reduce the values under the Riders, perhaps by more than the amount of the withdrawal, and could terminate the Riders and the Contract.
The Guaranteed Income Rider and Accumulation Income Rider provide a contingent guarantee that may never come into effect because withdrawals taken while Contract Value is greater than zero are withdrawals of the Contract Owner’s own money, and the Company is only required to make guaranteed payments from its general account if and when the Contract Value is reduced to zero.
The Guaranteed Minimum Accumulation Rider provides a guarantee that may never come into effect because Contract Value may never be less than the Guaranteed Minimum Accumulation Benefit Amount, and the possibility that the Company will be required to pay the Guaranteed Minimum Accumulation Benefit Amount may be minimal.
While the Guaranteed Minimum Accumulation Rider provides a guarantee that is designed to provide a minimum Contract Value, additional Purchase Payments made after the first 12 months of the Accumulation Benefit Period will not be included in the Accumulation Benefit Base. Any additional Purchase Payments made after the first 12 months will increase the Contract Value but not the Accumulation Benefit Base and may reduce the likelihood of receiving the benefit provided by the Guaranteed Minimum Accumulation Rider.
Subsequent Purchase Payments are not permitted during the Withdrawal Phase of the Accumulation Income Rider, which means that the Purchase Payments cannot be used at that time to increase Contract Value, the death benefit, or the Accumulation Income Benefit Base.
If you select an optional benefit Rider, you are not permitted to invest in the Short-Term Fixed Account. In the future we may change this restriction or add new ones relating to other Investment Options.
Taxes
You can transfer money between Investment Options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only: (1) when you make a surrender or withdrawal; (2) when you receive an income payment from the Contract; or (3) upon payment of a death benefit. That means Contract Owners enjoy tax-deferred growth, which provides greater earnings potential as compared to a fully taxable investment.

T
ABLE
OF
F
EES
AND
E
XPENSES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract Specifications Page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender, or make withdrawals from the Contract, or transfer Contract Value between Investment Options. State premium taxes may also be deducted.
1
Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of Purchase Payments)	None
Maximum Surrender Charges (as a percentage of Purchase Payment surrendered)	8.00% 2
Maximum Transfer Fee	$20 3

1	As of the date of this Prospectus state premium taxes generally range from 0.00% to 4.265%.
2
Surrender Charges are expressed as a percentage of the amount of the Purchase Payment surrendered and may vary by state. The percentage charge we use is determined by the number of years since receipt of the Purchase Payment to which the charge relates if you make a withdrawal or surrender your Contract to receive its cash value.

Number of full years since Purchase Payment	Applicable Surrender Charge

0	8.00%

1	7.00%

2	6.00%

3	5.00%

4	4.00%

5	3.00%

6	1.50%

7	0.00%

3
For transfers other than Dollar Cost Averaging and Automatic Asset Rebalancing, the transfer fee is currently $0. We reserve the right to restrict frequency of transfers or market timing in our sole discretion, and to impose a transfer fee in the future. Any transfer fee we impose would not exceed $20.

The next table describes the fees and expenses that you will pay each year
during the time that you own the Contract (not including Portfolio fees and expenses).
If you choose to purchase an optional benefit, you will pay additional charges, as shown below. The charges shown below represent the maximum fees for each of the optional benefits. The current charges are shown in the accompanying footnotes.
Annual Contract Expenses

Administrative Expenses	$40 1
Base Contract Expenses (as a percentage of Variable Account Value) 2	1.40%

Optional Benefit Expenses (as a percentage of benefit base or Variable Account Value as applicable):

Accumulation Income Rider	2.50	% 3
Guaranteed Income Rider	2.00	% 4
Enhanced Death Benefit Rider	0.75	% 5
Guaranteed Minimum Accumulation Rider	1.50	% 6

1	You pay $40 or 2.00% of the Variable Account Value, whichever is less. You do not pay this charge if your Variable Account Value is $50,000 or more.
2	Amount shown does not include any optional benefit Riders.
3
The current annual charge for the Accumulation Income Rider is 1.40% for a Single Life Guarantee and 1.65% for a Joint Life Guarantee. The charge is expressed as an annual percentage; it will be assessed on the Accumulation Income Benefit Base and will be deducted from the Contract Value on a quarterly basis.

4
The current annual charge for the Guaranteed Income Rider is 1.25% for a Single Life Guarantee and 1.40% for a Joint Life Guarantee. The charge is expressed as an annual percentage; it will be assessed on the Guaranteed Income Benefit Base and will be deducted from the Contract Value on a quarterly basis.

5
The current annual charge for the Enhanced Death Benefit Rider is 0.35%. The charge is expressed as an annual percentage; it will be assessed on the Enhanced Death Benefit Base and will be deducted from the Contract Value on a quarterly basis.

6
The current annual charge for the Guaranteed Minimum Accumulation Rider is 0.90%. The charge is expressed as an annual percentage; it will be assessed on the Accumulation Benefit Base and will be deducted from the Contract Value on a quarterly basis.

Portfolios’ Annual Operating Expenses
The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. Portfolio expenses may be higher or lower in the future. A complete list of Portfolios available under the Contract, including their annual expenses, may be found in Appendix A to this Prospectus.

Annual Portfolio Expenses 1	Minimum	Maximum
(expenses that are deducted from Portfolio assets, including management fees, distribution (12b-1) fees, and other expenses)	0.11%	0.34%

1
Expressed as a percentage of average net assets for the fiscal year ended December 31, 2023. Portfolio expenses may be higher or lower in the future. This information is provided by the Portfolios and their agents, and is based on the expenses of each Portfolio’s most recently completed fiscal year.

E
XAMPLES
These examples are intended to help you compare the cost of investing in the Cont
r
act with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and annual Portfolio expenses.
The examples assume that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5.00% return each year. The maximum expenses examples assume the most expensive combination of annual Portfolio expenses and optional benefits available for an additional charge. The minimum expenses examples assume the least expensive annual Portfolio expenses and that no optional benefits are purchased. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Maximum Expenses Examples
If you surrender your Contract at the end of the applicable time period and have purchased optional benefits with maximum charges
1
:

	One Year	Three Years	Five Years	Ten Years
Deferred Variable Annuity	$12,187	$20,659	$29,557	$54,778
If you do not surrender your Contract or if you annuitize at the end of the applicable time period and you have purchased optional benefits with maximum charges
1
:

	One Year	Three Years	Five Years	Ten Years
Deferred Variable Annuity	$ 4,990	$15,284	$26,009	$54,778
Minimum Expenses Examples
If you surrender your Contract at the end of the applicable time period and have not purchased any optional benefits
2
:

	One Year	Three Years	Five Years	Ten Years
Deferred Variable Annuity	$ 8,736	$10,172	$11,837	$18,015
If you do not surrender your Contract or if you
annuitize
at the end of the applicable time period and have not purchased any optional benefits
2
:

	One Year	Three Years	Five Years	Ten Years
Deferred Variable Annuity	$ 1,536	$ 4,772	$ 8,237	$18,015

1	Assumes the Accumulation Income Rider and the Enhanced Death Benefit Rider are purchased and maximum Rider Charges of 3.25%. This Example also assumes maximum Portfolio expenses of 0.34%.
2	Assumes that no optional benefit Riders are purchased and minimum Portfolio expenses of 0.11%.
Certain Contract charges are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels, as determined in the Company’s sole discretion. Without limiting the foregoing, the Company may increase current charges due to the Company’s experience with respect to mortality, expenses, taxes, persistency, capital requirements, reserve requirements, and changes in applicable laws. Although some Portfolios may have expense limitation agreements, the operating expenses of the Portfolios are not guaranteed and may increase or decrease over time.

S
UMMARY
OF
P
RINCIPAL
R
ISKS
OF
I
NVESTING
IN
THE
C
ONTRACT
Many benefits of the Deferred Variable Annuity Contract have a corresponding risk, and both benefits and risks should be considered before you purchase a Contract. More complete and detailed information about these features is provided later in this Prospectus and in the SAI.

Investment Risk
The value of your Contract, which may be invested in Variable Investment Options, will vary with the investment performance of the options you select. There is a risk that the investment performance of the Variable Investment Options may be unfavorable or may not perform up to your expectations, which may decrease the amount of your Contract Value. If the Variable Investment Options you select for your Contract perform poorly you could lose money, including some or all of the Purchase Payments made. Each Variable Investment Option invests in an underlying Portfolio, and a comprehensive discussion of the investment risks of each of the Portfolios may be found in the prospectus for each of the Portfolios.
Each Portfolio has its own investment objective and investment strategy. The performance of each will vary, and some Portfolios are riskier than others. We do not guarantee the investment performance of the Variable Investment Options or Portfolios. You bear the entire investment risk for all amounts allocated to the Variable Investment Options. Your investment allocation choices should be consistent with your personal investment objective and your risk tolerance. Before allocating money to a Variable Investment Option, please read the prospectus for the Portfolio carefully.
The value of your Contract may also be invested in the Fixed Account Options. There is a risk that other Investment Options will perform more favorably than the Fixed Account Options while your Contract Value remains there. There is also the risk that the Fixed Account Options will not be credited with an interest rate higher than the minimum guaranteed interest rate.
In addition, a variable annuity is designed to provide for the accumulation of retirement savings or to help meet other long-term financial objectives. Substantial fees, expenses, and tax implications generally make variable annuities unsuitable as a short-term savings vehicle.

Liquidity Risk; Limitations on Access to Contract Value
The Contract is generally not a liquid investment. Surrender Charges will apply for seven years following your last Purchase Payment. The Contract is designed for long-term investment. It is not suitable as a short-term investment vehicle. There are limitations on your ability to access your Contract Value through surrenders and partial withdrawals, including Surrender Charges, possible tax consequences, adverse impacts on Contract benefits, and administrative requirements.
You should carefully consider the risks associated with taking a withdrawal or surrendering the Contract. The proceeds of your withdrawal or surrender may be subject to income taxes, including a tax penalty if you are younger than age 59
1
⁄
2
. You should also consider the impact that a withdrawal may have on the standard and optional benefits under your Contract. For example, under the Standard Death Benefit as well as certain optional benefit Riders, excess or early withdrawals may reduce the value of the guaranteed benefit by an amount greater than the amount withdrawn and could result in termination of the benefit.

Risk of an Increase in Fees and Expenses
Certain insurance charges are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels, as determined in the Company’s sole discretion. (See “Table of Fees and Expenses” above for more information.) Without limiting the foregoing, the Company may increase current charges due to the Company’s experience with respect to mortality, expenses, reinsurance costs, taxes, persistency, capital requirements, reserve requirements, and changes in applicable laws, or for any other reason.

In addition, the operating expenses of the Portfolios are not guaranteed and may increase (or decrease). Although some Portfolios may have expense limitation agreements, those agreements are temporary.

Taxes and Tax Risks
The federal income tax law that applies to life insurance companies and to the Contract is complex and subject to change. The tax considerations discussed in this Prospectus are general in nature and describe only federal income tax law (not state, local, foreign, or other federal tax laws). Moreover, the tax aspects that apply to a particular person’s Contract may vary depending on the facts applicable to that person. Tax rules may change without notice. Changes in the law could adversely affect the current tax advantages of purchasing the Contract.
The information in this Prospectus is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (“IRS”). We reserve the right to make changes in the Contract in the event of a change in the tax law for the purpose of preserving the current tax treatment of the Contract. You may wish to consult counsel or other tax advisers for more complete information.

Potentially Harmful Transfer Activity
This Contract is not designed as a vehicle for market timing. Accordingly, your ability to make transfers under the Contract is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other Contract Owners. We have limitations and restrictions on transfer activity but we cannot guarantee that these limitations and restrictions will be effective in detecting and preventing all transfer activity that could potentially disadvantage or hurt the rights or interests of other Contract Owners. Potentially harmful transfer activity could result in reduced performance results for one or more Variable Investment Options, due to among other things:

•	portfolio management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective;

•	increased administrative and Portfolio brokerage expenses; and/or

•	dilution of the interests of long-term investors.
A Portfolio may reject any order from us if it suspects potentially harmful transfer activity, thereby preventing us from implementing your request for a transfer.

Insurance Company Risks
Our business activity and operations, and/or the activities and operations of our service providers and business partners, are subject to certain risks, including, those resulting from information systems failures, cyberattack, or current or future outbreaks of infectious diseases, epidemics, or pandemics. These risks are common to all insurers and financial service providers and may materially impact our ability to administer the Contract (and to keep Contract Owner information confidential).
Unlike the assets in our Separate Account, the assets in our general account (including all of the Fixed Account Options) are subject to liabilities arising from any of our other business. Our ability to pay general account guarantees, including amounts under the Fixed Account Options, the death benefit, optional Rider benefits, and other insurance guarantees, is subject to our financial strength and claims paying ability.

Optional Benefit Risks
There are a variety of optional benefits under the Contract that are designed for different financial goals and to protect against different financial risks. If you select an optional benefit, you are not permitted to invest in the Short-Term Fixed Account. In the future, we may change this restriction or add new ones relating to other Investment Options. Failing to satisfy applicable investment restrictions may result in the termination of your optional benefit. We impose investment restrictions to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under an optional benefit. In turn, your compliance with the investment restrictions could limit your participation in market gains. This may conflict with your investment objectives by limiting your ability to maximize potential growth of your Contract Value and the value of your guaranteed benefits. Optional benefits are designed to provide a minimum guarantee, and the likelihood of the Company paying this minimum may be reduced given the restrictions under the Rider, including those relating to investment restrictions.
There is a risk that you may not choose the benefit or benefits that are best suited for you based on your present or future needs and circumstances. If you take a withdrawal from your Contract, the withdrawal may significantly reduce the benefits under the Rider, perhaps by more than the amount of the withdrawal, and could terminate the optional benefit. In addition, if you elect an optional benefit and do not use it, or if the contingencies upon which the benefit depend never occur, you will have paid for a benefit that did not provide a financial return. There is also a risk that a financial return of an optional benefit, if any, will ultimately be less than the amount you paid for the benefit.
The optional benefits under the Contract are also subject to specific risks:

•	Withdrawals, including RMDs could significantly reduce the values under the Riders, perhaps by more than the amount of the withdrawal, and could terminate the Riders and the Contract.

•	We will impose a surrender charge on withdrawals under the optional benefits that exceed the Free Withdrawal Amounts during the Surrender Charge Period.

•
The Guaranteed Income Rider and Accumulation Income Rider provide a contingent guarantee that may never come into effect because withdrawals taken while Contract Value is greater than zero are withdrawals of the Contract Owner’s own money, and the Company is only required to make guaranteed payments from its general account if and when the Contract Value is reduced to zero.

•
Subsequent Purchase Payments are not permitted during the Withdrawal Phase of the Accumulation Income Rider, which means that the Purchase Payments cannot be used at that time to increase Contract Value, the death benefit, or the Accumulation Income Benefit Base.

•
The Guaranteed Minimum Accumulation Rider provides a guarantee that may never come into effect because Contract Value may never be less than the Guaranteed Minimum Accumulation Benefit Amount, and the possibility that the Company will be required to pay the Guaranteed Minimum Accumulation Benefit Amount may be minimal.

•
While the Guaranteed Minimum Accumulation Rider provides a guarantee that is designed to provide a minimum Contract Value, additional Purchase Payments made after the first 12 months of the Accumulation Benefit Period will not be included in the Accumulation Benefit Base. Any additional Purchase Payments made after the first 12 months will increase the Contract Value but not the Accumulation Benefit Base and may reduce the likelihood of receiving the benefit provided by the Guaranteed Minimum Accumulation Rider.

Information Systems, Technology Disruption and Cybersecurity Risks
We rely heavily on interconnected computer systems and digital data to conduct Contract activity. As such, Contract activity is highly dependent upon the effective operation of our internal computer systems and those of our service providers. All systems are vulnerable to disruptions as the result of natural disasters, man-made disasters, hacking, criminal activity, pandemics, utility outages, geo-political or military conflict and other events beyond our control and are susceptible to operational and information security risks resulting from information systems failure, including hardware and software malfunctions and cyberattacks. Cyberattacks may interfere with Contract transaction processing, or cause the release, modification, and/or destruction of Contract Owner or business information including the securities in which the Portfolios invest, which may cause the Portfolios to lose value. There can be no assurance that we, the Portfolios, or our service providers will avoid losses affecting Contracts that result from cyberattacks or information security breaches in the future. These risks also apply to other insurance and financial services companies and businesses.
We have established policies, standards, procedures, and practices to limit the effect of business interruptions and protect the confidentiality, integrity, availability, and privacy of Contract Owner information. Safeguards are maintained to reasonably protect our systems and information against anticipated threats or hazards. Controls have been implemented to safeguard data in transit, at rest, and to restrict access to Contract Owner data including, but not limited to, antivirus and anti-malware software, periodic vulnerability assessments and penetration tests, and comprehensive business continuity planning. There can be no assurance that these policies, procedures, and controls will be effective or successful.

Q
UESTIONS
AND
A
NSWERS
This part of the Prospectus provides answers to important questions about the Contract. The questions, and answers to the questions, are on the following pages.

What Is the Contract?
Your Contract is an individual variable and fixed deferred annuity with flexible Purchase Payments, which provides for tax-deferred accumulation of Purchase Payments, fixed Annuitization options that can guarantee income payments for a specified period or for the lifetime of the Annuitant(s), a Standard Death Benefit, and optional benefits (if selected).
Your Contract has:

•	an Accumulation Period, during which you make one or more Purchase Payments , and we invest your payments as you direct us; and

•	an Annuity Payout Period, during which we make annuity payments to you. Your Annuity Payout Period begins on your Annuity Date.
The Contract allows you to invest in:

•	the Variable Investment Options, through which you may invest in one or more of the available Portfolios; and

•	the Fixed Account Options. The Fixed Accounts are guaranteed and funded by PIA through its general account.
You decide, within Contract limits:

•	how often you make a Purchase Payment and how much you invest (subject to minimum and maximum limits of the Contract);

•	the Variable Investment Options and/or the Fixed Account Options into which your Purchase Payments are invested (subject to the limitations with the presence of an optional benefit);

•	whether or not to transfer money among the available Variable Investment Options and/or the Short-Term Fixed Account (subject to limitations of the Contract and the presence of an optional benefit);

•	the type of annuity that we pay and who receives the annuity payments;

•	the Beneficiary or Beneficiaries to whom we pay a death benefit (subject to limitations of the Contract and the presence of an optional benefit); and

•	the amount and frequency of withdrawals from the Contract Value (subject to limitations of the Contract).
We may amend your Contract at any time to comply with legal requirements. State law may require us to obtain your approval for any Contract amendment. We reserve the right to add, combine, or remove any Variable Investment Options when permitted by law. We may, with any required approval of the SEC and the governing state insurance department, substitute another mutual fund portfolio for any of the Portfolios currently available. In the event of a Portfolio merger, any future Purchase Payments will be allocated to the successor or acquiring Portfolio. In the event of the liquidation of a Portfolio, you will be required to provide a new allocation to one of the available Portfolios for future Purchase Payments. We will notify you of any material Contract amendment and any mutual fund portfolio substitutions, liquidations, or mergers.
The Contract is available to individuals, business entities, and trusts. The Contract may be issued as an IRA on a contributory and rollover basis. The Contract may be suitable for certain qualified plans, where a separate individual annuity is issued per participant, and each participant is a single Annuitant. It is not suitable for group qualified plans because it is an individual annuity, not a group Contract.

Contract Changes
Written notice from the Contract Owner(s) is required to process any Contract change. You may request the following changes to your Contract:
Annuity Date Change —
Approval of your request will be subject to the waiting period described in the Contract and maximum maturity date.
Beneficiary Change —
Approval of your request will be subject to provisions of the Contract, as well as any transactions made by the Contract Owner or actions taken by the Company prior to receipt of this notice; the change form is provided by the Company.
Ownership Change (Absolute Assignment) —
Upon written notice to the Company, and upon receipt of all the information required to process the request, you may assign the Contract to a new Contract Owner. A service form that indicates the required information will be provided by the Company for your convenience. Approval of your request is subject to restrictions. Changes in Contract Owner designation, unless specified otherwise, shall take effect on the date the Contract Owner(s) sign the notice of change. Approval of any ownership change is subject to any transactions that you make or actions taken by the Company prior to receipt of this notice. The Company shall not be liable for the validity of the assignment. The Contract will allow a maximum of two natural persons as Owner(s) and Annuitant(s). The new Contract Owner(s) and Annuitant(s) must meet the issue age requirements and all other requirements specified in the Contract at the time of designation. We may restrict the Contract Owner designation change if required for purposes of satisfying applicable laws or regulations. If there are any optional benefits attached to your Contract, they may be terminated as a result of the change of ownership (please see the termination provisions section of the optional benefit that applies to you). Change of ownership can also have tax consequences and you should consult your tax adviser prior to requesting a change.
The Annuitant cannot be changed, except when the Contract Owner becomes the Annuitant as a result of such change, or as a consequence of Annuitant’s death (when Contingent Annuitant becomes Annuitant) or divorce (when Annuitant or Joint Annuitant is replaced with a new spouse or removed from the Contract).
Base Contract
The Contract has a seven year Surrender Charge Period (based on each Purchase Payment) and a Contract expense charge of 1.40% of the Variable Investment Options on an annual basis.
Accumulation / Annuity Payout Period
Your Contract has an Accumulation Period, during which you make one or more Purchase Payments, and we invest your payments as you direct us and an Annuity Payout Period, during which we make annuity payments to you. Your Annuity Payout Period begins on your Annuity Date. Please see “What Is Annuitization and How Do I Annuitize the Contract?” below for more information.
Contract Termination
The Contract will terminate when one or more of the following events occur, unless otherwise specified in any endorsement or Rider attached to the Contract:

•	the death benefit is paid;

•	the annuity payments end;

•	there is a full surrender of the Contract or if a withdrawal is made that falls under the conditions of “Withdrawals Treated as Surrenders” provision of the Contract.

In addition, the Company reserves the right to terminate the Contract and any applicable death benefit by initiating a payment of the Surrender Value to the Contract Owner, if, before the Annuity Date, no Purchase Payments are made during the last two Contract Years, and the Contract Value is less than the Minimum Remaining Balance (see “Withdrawals Treated as Surrenders
”
paragraph under “How Can I Withdraw Money From the Contract?” for more information). The Company will notify the Contract Owner 60 days prior to taking any action pertaining to this provision.

How Do I Purchase the Contract?
Your financial professional will assist you in completing an application and sending it with a check for your first Purchase Payment, to our Administrative Office.
We accept a complete application to purchase a Contract within two business days after we receive it at our Administrative Office. If you send us an incomplete application, we will return your Purchase Payment to you within five business days unless you ask us to keep it while you complete the application.
All Subsequent Purchase Payments should be sent to the address specified in “How Do I Communicate With PIA — Contact Information.”
We reserve the right to limit, suspend, or reject any additional Purchase Payment at any time, but would do so only on a non-discriminatory basis.
Purchase Payment Requirements
Minimum Purchase Payment
The Contract will not be issued until PIA has received the minimum payment required to open the Contract. The table below summarizes the minimum initial and Subsequent Purchase Payment requirements by market type.

Market Type	Payment Type
Non-Qualified / Traditional Stretch IRA /	Minimum Initial Purchase Payment	$2,000
Roth Stretch IRA	Minimum Subsequent Purchase Payment	$1,000
Traditional IRA / Roth IRA / SEP IRA /	Minimum Initial Purchase Payment	$1,000	2
Simple IRA / ERISA Defined Benefit Plan 1	Minimum Subsequent Purchase Payment	$250	3

1	ERISA Defined Benefit Plans must be approved by the Advanced Sales Department prior to opening.
2
For approved qualified employer-sponsored plans (SEP IRA, Simple IRA, or ERISA Defined Benefit Plan) funding the annuity through payroll deduction or on-going employer contributions, Initial Purchase Payment requirement must be satisfied by Purchase Payments made in the first Contract Year.
The Contract will be terminated if the Minimum Initial Purchase Payment is not satisfied within 12 months of the issue date of your Contract, and all Purchase Payments made to date (adjusted for withdrawals) will be returned to you. The amount of Net Purchase Payments to be refunded will not be adjusted for market gains or losses incurred during this period.

3
If SEP IRA, Simple IRA, or ERISA Defined Benefit Plan market types are elected at issue, the minimum Subsequent Purchase Payment is $250 annually, and $25 per payment minimum under the automatic investment program.

Maximum Purchase Payment
We will accept up to $2,000,000 in cumulative Purchase Payments. This limit applies across all variable annuity contracts issued by the Company and its affiliates for the same Contract Owner (if natural person) or Annuitant. Maximum Purchase Payment amount varies in Florida — please see “Appendix D: State Variations” for details.
We reserve the right to change the amount of cumulative Purchase Payments we will accept. In addition, we reserve the right to reject any Purchase Payment at any time for any reason. Our ability to reject any Purchase Payments for any reason varies in Florida — please see “Appendix D: State Variations” for details.

Allocation of Initial and Subsequent Purchase Payments
Your Initial and Subsequent Purchase Payments will be allocated to the Variable Investment Options and to the Fixed Account Options as you specify in the application for the Contract, unless you direct that the Subsequent Purchase Payments be allocated otherwise (subject to the limitations with the presence of an optional benefit). Subsequent Purchase Payments may be made at any time without prior notice to the Company. All Purchase Payments are subject to the minimum and maximum amount limitations. Allocation of payments may be subject to limitations if any optional benefits are present. In addition, we reserve the right to reject any Purchase Payment at any time for any reason.
Owner/Annuitant Requirements
You must specify the Owner and Annuitant information at the time of application, and the name(s) of Owner(s) and Annuitant(s) that you specify will be displayed on your Contract Specifications Page. Designation of Contract Owner(s) and Annuitant(s) will be effective on the Contract Date.

•	No more than two natural persons may be named in the Contract as Owner(s) and/or Annuitant(s).

•
If you are the sole Owner of the Contract, you may designate yourself as an Annuitant, or an Annuitant other than yourself. However, if you designate Joint Annuitants, you must be one of the Annuitants.

•	If your Contract is owned by an entity, joint ownership is not permitted, and there can only be one Annuitant.

•
If your Contract is jointly owned, both Contract Owners must be natural persons. If the Contract is jointly owned and there is one Annuitant, he/she must be a Contract Owner. If the Contract is jointly owned and there are Joint Annuitants, Annuitants must be the Contract Owners.

•
If you are not the Annuitant, you can designate yourself as Contingent Annuitant in the Contract, and become the Annuitant in the event that the Annuitant dies before the Contract is terminated or annuitized.

•	If you purchase an optional benefit in addition to your Base Contract, additional Contract Owner/Annuitant requirements may apply.
Issue Age Requirements
Issue age represented in the Contract is based on the age of the Owner and is determined by Age Nearest Birthday. Age Nearest Birthday is the age rounded to nearest whole number of years. If the Contract is jointly owned, both Owners must meet the issue age requirements. If the Owner is an entity, then the issue age represented in the Contract is based on the age of the Annuitant(s).
Annuitant(s) must also meet the issue age requirements of the Contract.
If you have not elected any available optional benefits under your Contract, the issue age req
u
irement is 0-85.
If you wish to elect any available optional benefit, the issue age requirements may be different from the requirement noted above. Please see “Issue Age Requirements” subsection of the appropriate optional benefit section that applies to you. If you have an optional benefit, you will be subject to the strictest age requirement of your Base Contract Option/optional benefit combination.

Tax Free “Section 1035” Insurance Contract Exchanges
Generally, you can exchange one annuity contract for another in a “tax-free exchange” under Section 1035 of the Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this Prospectus, you might have to pay a Surrender Charge on your old contract. Also, some charges may be higher (or lower), and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes as a result of the exchange. You should not exchange another contract for this one unless you determine, after knowing all of the facts, that the exchange is in your best interest.
The Surrender Value of your existing contract may be impacted by increases or decreases in contract values that result from market fluctuations during the period between submission of the exchange request and actual processing. The Surrender Value may be calculated (by the existing contract issuer) sometime after we receive your exchange request in good order. In addition, as we will not issue the new contract until we have received an initial premium from your existing insurance company, the issuance of the contract in an exchange could be delayed.
The Variable Account Value
Your assets in the Separate Account are held as Accumulation Units of the Variable Investment Options that you select. An Accumulation Unit is a unit of measure used to compute the Variable Account Value under the Contract prior to the Annuity Date. The Variable Account Value is the sum of the values of the Accumulation Units held in the Variable Investment Options for this Contract.
Accumulation Units — Valuation
We value Accumulation Units as of the close of regular trading on the NYSE (generally, 4:00 p.m. ET). When you invest in, withdraw from, or transfer money to a Variable Investment Option, you receive the Accumulation Unit value next computed after we receive your Purchase Payment or your withdrawal or transfer request at our Administrative Office. Allocation, withdrawal, and transfer instructions received from you or the agent of record (pursuant to your instruction) at our Administrative Office after the close of regular trading on the NYSE will be valued based on the Accumulation Unit value computed as of the close of regular trading on the next NYSE business day. In the case of your first Purchase Payment, you receive the price next computed after we accept your application to purchase a Contract.
The value of an Accumulation Unit varies and is determined by multiplying its last computed value by the net investment factor for the Variable Investment Option for the current Valuation Period. The net investment factor measures (1) investment performance of Portfolio shares held in the Variable Investment Option, (2) any taxes on income or gains from investments held in the Variable Investment Option, and (3) the Base Contract expenses assessed against the Variable Investment Option. Therefore, the investment performance of the Portfolios, expenses and deduction of certain charges will affect the Accumulation Unit value and the number of Accumulation Units.
The Fixed Account Value
The Fixed Account Value is determined by the total amount of Purchase Payments allocated to the Fixed Account Options, adjusted by partial withdrawals, transfers, charges and expenses, and accumulated at effective annual rates declared by the Company, but at no less than the Minimum Guaranteed Interest Rate as described in Appendix B and specified in your Contract.
Contract Value
Your Contract Value is the sum of the Variable Account Value and the Fixed Account Value. Variable Account Value is the sum of the values of the Accumulation Units held in the Variable Investment Options. Fixed Account Value is the value of amounts held in all Fixed Account Options (Short-Term Fixed Account and Fixed Dollar Cost Averaging Options) of the Fixed Account for this Contract.

How Do I Change the Contract’s Investment Allocations?
Transfer Among Variable Investment Options and Fixed Account Options

•	You may transfer your Contract Value among Variable Investment Options and the Short- Term Fixed Account.

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The minimum amount that may be transferred is $250 or, if less, the total amount held in the Variable Investment Option or Short-Term Fixed Account. In the case of partial transfers, the amount remaining in the Variable Investment Option or Short-Term Fixed Account must be at least $250.

•
You may transfer from the Six Month Fixed Dollar Cost Averaging Account or the Twelve Month Fixed Dollar Cost Averaging Account to a Variable Investment Option as described under “What Are the Supplemental Riders and Benefits That Are Available? – Dollar Cost Averaging Program.”

¡	You may not transfer from a Variable Investment Option to the Six Month Dollar Cost Averaging Account or the Twelve Month Dollar Cost Averaging Account.

•
We reserve the right to restrict the frequency of transfers you may make to no more than two transfers in a calendar month and no more than 12 transfers in a calendar year. Any transfer restriction we impose would not count transfers pursuant to Dollar Cost Averaging or the Automatic Asset Rebalancing programs towards this limit.

•
If you select an optional benefit Rider, you are not permitted to invest in the Short-Term Fixed Account. In the future we may change this restriction or add new ones relating to other Investment Options.

Transfers will be based on values at the end of the Valuation Period in which the transfer request is received at our Administrative Office. A transfer request must be received at our Administrative Office from you or the agent of record (pursuant to your instruction), and all other administrative requirements must be met to make the transfer. We will not be liable for following instructions, including instructions from the agent of record, communicated by telephone that we reasonably believe to be genuine. In certain circumstances, such as periods of market volatility, severe weather, and emergencies, you may experience difficulty providing transaction instructions by telephone. We do not guarantee that we will be able to accept transaction instructions via telephone at all times. We require certain personal identifying information to process a request for transfer made over the telephone. For transfers other than Dollar Cost Averaging and Automatic Asset Rebalancing, the transfer fee is currently $0. We reserve the right to restrict frequency of transfers or market timing in our sole discretion, and to impose a transfer fee in the future. Any transfer fee we impose would not exceed $20.
General Information on Market Timing
The Contract is not designed for individuals and professional market timing organizations that use programmed and frequent transfers among Investment Options. We therefore reserve the right to change our telephone and internet transaction policies and procedures at any time to restrict the use of telephone and internet transfers for market timing and to otherwise restrict market timing, up to and including rejecting transactions we reasonably believe are market timing transactions, when we believe it is in the interest of all of our Contract Owners to do so. However, we may not be able to detect all market timing and may not be able to prevent frequent transfers, and any possible harm caused by those we do detect. We will notify you of any actions we take to restrict your ability to make transfers.
Frequent Trading Risks
. Frequent transfers (exchanges) among Variable Investment Options and market timing by Contract Owners can reduce the long-term returns of the Portfolios. The reduced returns could adversely affect the Contract Owners, Annuitants, insureds, or Beneficiaries of any variable annuity or variable life insurance policy issued by any insurance company with respect to values allocated to the Portfolio. Frequent exchanges may reduce the Portfolio’s performance by increasing costs paid by the Portfolio (such as brokerage commissions); they can disrupt portfolio management strategies; and they can have the effect of diluting the value of the shares of long-term shareholders in cases in which fluctuations in markets are not fully priced into the Portfolio’s net asset value.
The Portfolios available in the Variable Investment Options (the subaccounts of the Separate Account) generally cannot detect individual Contract Owner exchange activity because they are owned primarily by insurance company separate accounts that aggregate exchange orders from Contract Owners of individual policies. Accordingly, the Portfolios are dependent in large part on the rights, ability, and willingness of the participating insurance companies to detect and deter short-term trading by Contract Owners. We have entered into an agreement with the Portfolios that requires us to provide the Portfolios with certain Contract Owner transaction information to enable the Portfolios to review the individual Contract Owner transaction activity involving the Portfolios.
Frequent Trading Policies and Procedures
. We have adopted policies and procedures designed to discourage excessive trading and market timing activities. Transaction reporting has been implemented to monitor activity to identify and detect potential excessive trading and/or marketing timing. Transactions that exceed certain predefined parameters, such as frequency of exchanges, will be evaluated to determine if such activity constitutes excessive trading and/or market timing activity. If activity is determined to be excessive in nature, communication is sent to the Contract Owner and certain account privileges, such as the ability to trade online, may be suspended for a certain period of time requiring subsequent requests to be mailed.
If requested by the investment adviser and/or sub-adviser of a Portfolio, we will consider additional steps to discourage excessive trading and market timing activities. In addition, we reserve the right to reject any Purchase Payment or transfer request at any time for any reason.
Deferment of Payments and Transfers
Transfers and distributions of withdrawals from the Fixed Account and distribution of any portion of the Standard Death Benefit allocated to the Fixed Account will generally be made within seven days after receipt by the Company of all documents required to process such transfer or distribution. However, we may defer a distribution of surrenders and partial withdrawals from the Fixed Account for a period not exceeding six months. The Company will disclose to the Contract Owner the specific date on which the transfer will be effective, the reason for the delay, and the value of the transfer as of the date the Company receives the request.
Transfers and distributions of withdrawals from the Variable Account and distribution of the portion of the Standard Death Benefit allocated to the Variable Account will generally be made within seven days after receipt by the Company of all documents required for such transfer or distribution. However, we reserve the right to defer a withdrawal, or a transfer of Contract Value if:

(a)	The NYSE is closed (other than customary weekend and holiday closings);

(b)	Trading on the NYSE is restricted;

(c)	An emergency exists that makes it impractical for us to dispose of securities held in the Separate Account or to determine the value of its assets; or

(d)	The SEC by order so permits for the protection of investors.
Conditions described in (b) and (c) will be decided by, or in accordance with rules of, the SEC.

What Are the Fees and Charges Under the Contract?
This section explains the fees and expenses you might incur. The “Table of Fees and Expenses” section of this Prospectus summarizes all charges and fees that may be imposed on your Contract. Please refer to those tables for a quick summary. You also pay expenses of the Portfolios that you select as Variable Investment Options. See the prospectuses of Vanguard Variable Insurance Fund for additional information on Portfolio expenses.
Transaction Expenses
Surrender Charge
If you wish to withdraw more than the Free Withdrawal Amount or decide to surrender your Contract during the Surrender Charge Period, you may be assessed a Surrender Charge. This charge is used to pay our sales expenses. Sales expenses that are not covered by the Surrender Charge are paid from the surplus of the Company, which may include proceeds from Base Contract charges.
The Surrender Charge declines gradually over a period of seven years. Surrender Charges will be applied to withdrawals (including Lifetime Withdrawals guaranteed under the Accumulation Income Rider and living benefit withdrawals guaranteed under the Guaranteed Income Rider), which are not “Surrender- Charge Free Withdrawals.” You can request the Surrender Charge be taken from the amount withdrawn or the remaining Contract Value. If you do not tell us otherwise, the Surrender Charge will be taken from the remaining Contract Value. If the charge is taken from the remaining Contract Value, it will be taken pro-rata from the Variable Investment Options, and then any remaining amount will be taken from the Short-Term Fixed Account. Within the Short-Term Fixed Account, withdrawals will be made from amounts most recently allocated, renewed, or transferred. If there is not enough value in these accounts, the Surrender Charge will be taken from the Fixed Dollar Cost Averaging Account.
Each Purchase Payment is tracked separately, and the amount of the Surrender Charge depends upon the length of time since we received your Purchase Payment. The sum of all Purchase Payments not yet withdrawn will constitute a “Surrender Charge Basis.” The Surrender Charge Basis will be reduced by the full amount of each withdrawal, including the Free Withdrawal Amount.
Earnings accumulated during the life of the Contract will not be subject to a Surrender Charge. For purposes of calculating the Surrender Charge, Purchase Payments shall be treated as withdrawn prior to any available earnings. Available earnings equal the difference, if any, between the Contract Value at the time of a withdrawal and the Purchase Payments to which the Contract Value is attributable.
The Free Withdrawal Amount will be applied to the Purchase Payments with the earliest effective date. The withdrawal amount subject to charges will be taken out following the Free Withdrawal Amount, from the oldest Purchase Payment remaining in the Surrender Charge Basis first. The Surrender Charge will be taken from the Purchase Payment from which the withdrawal amount is being withdrawn. This is called a first-in, first-out basis. There will be no Surrender Charge on amounts withdrawn that exceed the total Purchase Payments of the Contract.
Example
: Assume an Initial Purchase Payment of $20,000, a subsequent Purchase Payment of $30,000 at the beginning of Contract Year 2, and that the first withdrawal ($30,000) is taken at the end of Contract Year 3.
At the end of Contract Year 3, Purchase Payments = $20,000 + $30,000 = $50,000. The Free Withdrawal Amount = 10% x $50,000 = $5,000.
Surrender Charge = ($20,000 – $5,000) x 6.00% + ($10,000) x 7.00% = $1,600.
When you request a withdrawal, we will first determine whether any portion of the requested amount is subject to the Surrender Charge. Once the amount subject to charges is determined, we will follow the first-in, first-out principle (described above) to assess the charges. The Surrender Charges are expressed as a percentage of each Purchase Payment withdrawn and vary by the age of the Purchase Payment as follows:
Schedule of Surrender Charges

Number of full years since Purchase Payment	Applicable Surrender Charge
0	8.00%
1	7.00%
2	6.00%
3	5.00%
4	4.00%
5	3.00%
6	1.50%
7	0.00%
Surrender-Charge Free Withdrawals
The following withdrawals may be taken free of the Surrender Charge:

•	Free Withdrawal Amount;

•	Purchase Payments out of the Surrender Charge Period; and

•	Earnings, after all Purchase Payments have been withdrawn or are out of Surrender Charge Period.
Free Withdrawal Amount
You can access up to a maximum of 10% of your total Purchase Payments each Contract Year (starting in the first Contract Year) during the Surrender Charge Period, without incurring Surrender Charges. This is referred to as the “Free Withdrawal Amount” (income taxes may apply). The Free Withdrawal Amount available each Contract Year is 10% of total Purchase Payments,* starting in the first Contract Year.**

*
The amount available for free withdrawal at any point during a Contract Year is 10% of all Purchase Payments as of the date of the request less the amount of all prior free withdrawals made during that Contract Year. The Free Withdrawal Amount, and then the amounts in excess of the Free Withdrawal Amount, will be applied to Purchase Payments on a first-in, first-out basis as described under “What Are the Fees and Charges Under the Contract? — Surrender Charge.”

**
You can take your Free Withdrawal Amount via partial withdrawal or systematic withdrawal. Partial withdrawal of the entire Free Withdrawal Amount is available on the last day of the first Contract Year and any time during subsequent Contract Years. Systematic withdrawals are available before the end of the first Contract Year, but you must wait one modal period for systematic withdrawals to start. For example, if you request to take your Free Withdrawal Amount monthly via the systematic withdrawal option, you must wait one month (at least 30 days) from the Contract Date; if you request them quarterly, you must wait three months to receive them.

The Free Withdrawal Amount may be taken in multiple withdrawals during the Contract Year, and each withdrawal (systematic or partial) will reduce the Free Withdrawal Amount remaining for the Contract Year. You may not carry forward to the next Contract Year any Free Withdrawal Amount remaining at the end of the current Contract Year.
RMDs receive special treatment under the Surrender Charge provisions. See “Required Minimum Distributions” below for details.
Withdrawals under the Guaranteed Income Rider and under the Accumulation Income Rider will count towards the annual Free Withdrawal Amount. If the Guaranteed Annual Withdrawal Amount exceeds the Free Withdrawal Amount, Surrender Charges will apply. Withdrawals that exceed the

Guaranteed Annual Withdrawal Amount allowed by the Guaranteed Income Rider and the Accumulation Income Rider (the “Excess Withdrawal”) will significantly reduce future payments under the Riders. Carefully consider this before taking any withdrawals if you have purchased the Guaranteed Income Rider or the Accumulation Income Rider.
Partial and Systematic Withdrawals in the Same Contract Year
If you have set up and are receiving systematic withdrawals that are free of Surrender Charges, and then request a partial withdrawal during the same Contract Year, the partial withdrawal will be subject to Surrender Charges.
Purchase Payments out of the Surrender Charge Period
You may withdraw any Purchase Payment that is out of the Surrender Charge Period without incurring the Surrender Charge. All withdrawals will be deducted from the oldest Purchase Payments first (first in first out basis). A Surrender Charge Period applies to each Purchase Payment separately. The Surrender Charge Period is seven years.
Waiver of Surrender Charges
Waiver of Surrender Charges is available for the following withdrawals:

•	“Medically Related Withdrawal”

•	“Disability Related Withdrawal”
Waiver of Surrender Charges under the Medically Related Withdrawal provision or the Disability Related Withdrawal provision is available after the first Contract Year and on or before the Annuity Date. Waiver of Surrender Charges is not available if Actual Age at issue of the Contract Owner (or Annuitant for entity-owned Contracts) is 75 or greater.
The maximum amount for which the Surrender Charges will be waived is $500,000, including amounts withdrawn from other annuity contracts containing a comparable waiver provision issued by us and our affiliates for the Contract Owner.
You must send us a written request to waive the Surrender Charges before your withdrawal is processed. We will then evaluate your request and may ask for additional information, and/or necessary proof of the medical/disability condition. Your withdrawal will be processed and Surrender Charges will be waived upon the approval of your waiver request by the Company and receipt of all necessary documents and/or proof of medical condition. If the request to waive the Surrender Charges is denied by the Company, the withdrawal proceeds will not be disbursed until you are notified of the denial and provided with the opportunity to accept or reject the withdrawal proceeds, including any Surrender Charges.
Medically Related Withdrawal
You may request the waiver of Surrender Charges for your Medically Related Withdrawal of all or part of your Contract Value if certain medically related contingencies occur. The waiver of Surrender Charges is available if either of the following events occurs:

(a)
The Contract Owner (or Annuitant for entity-owned Contracts) is first confined in a nursing home or hospital while this Contract is in force and remains confined for at least 90 days in a row. The medical care facility must be prescribed based on physical limitations which prohibit daily living in a non-institutional setting (by a licensed physician in writing).

(b)
The Contract Owner (or Annuitant for entity-owned Contracts) is first diagnosed as having a fatal injury or illness (an injury or illness expected to result in death within two years) while this Contract is in force.

In the event of a qualifying medical condition, you must notify the Company of the intent to request a waiver of Surrender Charge. We must receive the waiver request forms along with the due proof of the confinement or fatal injury or illness in writing (including certification by a licensed physician). Waiver request forms will be provided to you within 10 business days of the request. If the claim forms are not furnished within 10 business days, it is considered that the claimant complied with the claim requirements if the claimant submits written proof of confinement or fatal injury/illness, certified by a licensed physician, that confirms the character and the extent of the occurrence for which claim is made. You must be living as of the date the Medically Related Withdrawal proceeds are paid.
Disability Related Withdrawal
You may request the waiver of Surrender Charges for your Disability Related Withdrawal of all or part of your Contract Value if:

(a)	The Contract Owner (or Annuitant for entity-owned Contracts) becomes totally disabled as defined in Section 72(m)(7) of the Code and as applied under the Social Security Act;

(b)	The disability began after the Contract Date; and

(c)	The disability has continued without interruption for 90 days.
In the event of a qualifying disability, the Contract Owner must notify the Company of the intent to request a Waiver of Surrender Charge. We must receive the waiver request forms along with the due proof of the disability in writing (including physician’s statement of disability). Waiver request forms will be provided to you within 10 business days of the request. If the claim forms are not furnished within 10 business days, it is considered that the claimant complied with the claim requirements if the claimant submits written proof of disability, certified by a licensed physician, that confirms the character and the extent of the occurrence for which claim is made. You must be living as of the date the Disability Related Withdrawal proceeds are paid.
Required Minimum Distributions
There is no Surrender Charge imposed upon withdrawals taken to satisfy the RMDs which are required by the Code under Qualified Contracts, even if this amount exceeds the Free Withdrawal Amount (only applies to RMDs taken from your Contract). If RMDs taken are based on any contract other than your Contract, from which you are taking a distribution, the Surrender Charge will apply as described in the Contract. RMDs first become available after the Contract has been in effect through at least one calendar year-end. You can take RMDs as systematic withdrawals if you have not exhausted your Free Withdrawal Amount in the current Contract Year.
RMDs reduce the Free Withdrawal Amount during the Contract Year. If you take any additional withdrawals in the same Contract Year as you receive RMD payments, these withdrawals will be subject to a Surrender Charge. However, during any given Contact Year, you are entitled to receive, free of Surrender Charge, the entire RMD amount, or the entire Free Withdrawal Amount, whichever is greater, but not both.
You must indicate (at the time of request) that you are taking a withdrawal for the purpose of satisfying RMDs for this Contract in order for the withdrawal to be Surrender-Charge free.
Example
: If the current Free Withdrawal Amount is $10,000 and the year’s RMD for this Contract is $15,000, the RMD amount of $15,000 can be taken Surrender-Charge free.

Effect of Required Minimum Distributions on Optional Benefits
Treatment of RMDs for the purpose of adjusting the optional benefit features for withdrawals will vary based on your benefit election. If you purchased an optional benefit with your Contract, please refer to the appropriate optional benefit section for details on RMD treatment under your optional benefit.
Transfer Fee
For transfers other than Dollar Cost Averaging and Automatic Asset Rebalancing, the transfer fee is currently $0. We reserve the right to restrict frequency of transfers or market timing in our sole discretion, and to impose a transfer fee in the future. Any transfer fee we impose would not exceed $20.
Annual Contract Expenses
Annual Contract Administration Charge
We deduct from your Variable Account Value an “Annual Contract Administration Charge” that is the lesser of $40 or 2.00% of your Variable Account Value on the deduction date, which is the last day of each Contract Year. This charge will also be deducted if the Variable Account Value is withdrawn or transferred in full on a date other than the deduction date. We will not deduct this charge if, when the deduction is to be made, your Variable Account Value is $50,000 or more.
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The charge will not be deducted upon Annuitization, or after the Annuity Date. To assess this charge, we cancel Accumulation Units credited to your Contract, pro-rata among the Variable Investment Options in which you invest.
This Annual Contract Administration Charge helps cover our administrative costs. Administrative costs relate to recordkeeping, processing of death benefit claims, and contract changes, reporting and overhead costs, processing applications, and establishing contract records.
Base Contract Expenses
We deduct from the net asset value of the Separate Account, a daily Contract expense charge to cover the costs of administering the Contract and the Separate Account and to pay for the mortality-related guarantees that we make under the Contract (
e.g.
, the death benefit and the guarantee that the annuity factors will never be decreased even if mortality experience is substantially different than originally assumed) and for the risk that this charge will be insufficient to cover administration expenses over the life of the Contract. This charge is expressed on an annual basis and will be assessed as a percentage of the daily net asset value of Contract Value in the Variable Investment Options. The total daily Contract expense charge is 1.40%. This charge will not be increased for the life of your Contract.
The Base Contract expenses will be computed and deducted daily from each Variable Investment Option in which the Contract Owner is invested.
Optional Benefit Expenses
You can purchase optional benefits (“Riders”) with your Contract for an additional Rider Charge. If you make a full surrender of your Contract before the charges for any Riders have been deducted, the accrued Rider Charges will reduce your Contract Value, plus any applicable Surrender Charge.
In addition, upon payment of the Death Benefit associated with the Contract, the accrued Rider Charges will reduce the Death Benefit payable.
No Rider Charge will be imposed upon Annuitization.
The Rider Charge(s) will be expressed as an annual percentage of the Rider’s respective benefit base, and will be deducted from the Contract Value each Contract Year Quarter. For the

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Value is determined after all withdrawals and Purchase Payments are processed, but before any charges are taken out, on the day of the deduction. If the Contract is surrendered, or the Variable Account Value is withdrawn in full, the Annual Contract Administration Charge will be part of the withdrawal transaction and Surrender Value calculation.

quarterly deduction, one fourth of the annual Rider Charge will be multiplied by the average monthly benefit base over the Contract Year Quarter and this amount will be deducted on the last day of the Contract Year Quarter.
The Rider Charge will be deducted by canceling Accumulation Units from the Variable Investment Options pro-rata, based on the Variable Investment Option allocation at the time of deduction. If applicable, and if there is not enough value in these accounts, the Rider Charge will be deducted from the Fixed Dollar Cost Averaging Account.
Current and maximum Rider Charges are summarized in the table below. The current charge for any Rider will not exceed the maximum Rider Charge, and the increase to the charge may not be greater than the maximum Rider Charge Increase.
More information about the Rider Charges and the Rider Charge increases is available in the applicable optional benefit section.
Current and Maximum Rider
Charges Accumulation Income Rider

Guarantee Type	Current Rider Charge	Maximum Rider Charge	Maximum Rider Charge Increase

Single Life Guarantee	1.40%	2.50%	0.50%

Joint Life Guarantee	1.65%	2.50%	0.50%
Guaranteed Income Rider

Guarantee Type	Current Rider Charge	Maximum Rider Charge	Maximum Rider Charge Increase

Single Life Guarantee	1.25%	2.00%	0.50%

Joint Life Guarantee	1.40%	2.00%	0.50%
Enhanced Death Benefit Rider

Guarantee Type	Current Rider Charge	Maximum Rider Charge	Maximum Rider Charge Increase

Single Life Guarantee	0.35%	0.75%	0.15%

Joint Life Guarantee	0.35%	0.75%	0.15%
Guaranteed Minimum Accumulation Rider

Current Rider Charge	Maximum Rider Charge	Maximum Rider Charge Increase

0.90%	1.50%	0.30%
Description of Portfolio Charges
The Portfolios underlying the Variable Investment Options must pay investment management fees and other operating expenses. These fees and expenses are different for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Variable Investment Options you select. Expenses of the Portfolios are not fixed or specified under the terms of your Contract, and those expenses may vary from year to year. Please see Appendix A to this Prospectus (and the applicable Portfolio’s prospectus) for more information on fees and expenses of the Portfolios.
Premium Taxes
Some states and municipalities impose premium taxes on Purchase Payments received by insurance companies. Generally, any premium taxes payable will be deducted upon Annuitization, although we reserve the right to deduct such taxes when due in jurisdictions that impose such taxes on Purchase Payments. Currently, state premium taxes on Purchase Payments generally range from 0.00% to 4.265%.

How Can I Withdraw Money from the Contract?
General Information on Surrenders and Withdrawals
You may access your Contract Value in one of the following ways:

•	by surrendering your Contract and receiving the Surrender Value;

•	by taking a partial withdrawal;

•	by taking systematic withdrawals;

•	by taking RMDs; or

•	when you start the annuity payments based on your Contract Value.
Before the end of the Surrender Charge Period, you can access a portion of the money in the Contract each Contract Year without being assessed a Surrender Charge. This is called a Free Withdrawal Amount (see “Surrender-Charge Free Withdrawals” above). However, if you decide to withdraw more than the Free Withdrawal Amount or surrender the Contract during the Surrender Charge Period, you may be assessed a Surrender Charge, as further described above.
Withdrawals will reduce the Contract Value and may have a negative impact on certain optional living benefits and on the death benefit, and the impact could be significant. A withdrawal may reduce or even terminate certain benefits. See “What Are the Supplemental Riders and Benefits That Are Available?”
You may also be subject to tax in the tax year in which you take a withdrawal from your Contract, including a 10% penalty tax under certain circumstances. See “How Is the Contract Treated Under Federal Income Tax Law?” for details.
Full Surrender
You can choose to surrender your Contract for its Surrender Value at any time before the death of the Contract Owner or Annuitant, and on or before the Annuity Date by sending a written request to our Administrative Office. Upon your request to surrender the Contract, all benefits under the Contract, including any optional benefits, will terminate as of the date of receipt of your written request by the Company. You will receive the Surrender Value, which is your Contract Value reduced by any applicable charges, such as: Surrender Charge, Rider Charges, and Annual Contract Administration Charge. We base your Surrender Value on your Contract Value next determined after we receive proper authorization from the Contract Owner at our Administrative Office.
We guarantee that upon full surrender, your Surrender Value attributable to the Fixed Accounts will not be less than the amount required by the applicable state nonforfeiture law at the time the Contract is issued.

Withdrawals Treated as Surrenders
In some circumstances, we reserve the right to treat your withdrawal as a full surrender, or to initiate a payment of the Surrender Value to you. This will cause your Contract and any optional benefits to terminate.
The following withdrawals will be treated as full surrenders:

•
Any withdrawal initiated by your request or deduction of fees or charges by the Company that brings the Contract Value to zero (unless the Guaranteed Income Rider or the Accumulation Income Rider is present),

•
Any withdrawal that would result in the amount remaining in the Contract to be less than the Minimum Remaining Balance of $2,000, or less than $250 remains in each Variable Investment Option or Short-Term Fixed Account. These rules do not apply to RMDs, Lifetime Withdrawals taken under the Accumulation Income Rider, or living benefit withdrawals taken under the Guaranteed Income Rider.

Withdrawal requests that would cause the Contract Value to reduce to zero or fall below the Minimum Remaining Balance will not be processed. You will have the option of processing a full surrender or cancelling your withdrawal request. If the Contract Value is reduced to zero as a result of deduction of fees or charges by the Company, the Contract will be terminated as of the date of deduction and notification of termination will be made to the Contract Owner.
We also reserve the right to terminate the Contract and any applicable Death Benefit by initiating a payment of the Surrender Value to you, if there is no Purchase Payment activity during the two most recent Contract Years, and the Contract Value is less than the Minimum Remaining Balance specified above.
The Company will notify the Contract Owner 60 days prior to terminating the Contract, by sending a notice to the Contract Owner’s address on file. A second notice will be sent 30 days prior to the date of termination. If no action is taken by the Contract Owner to increase the Contract Value to the required minimum, the Contract will be terminated by the Company and the Surrender Value will be paid to the Contract Owner.
Partial Withdrawal
You may take a partial withdrawal from your Contract Value on or before the Annuity Date and the death of the Contract Owner or Annuitant. We base your withdrawal on your Contract Value next determined after we receive proper authorization from the Contract Owner at our Administrative Office. We will pay you within seven days, except in limited circumstances. Please see “Deferment of Payments and Transfers” for more information on these limited circumstances. You may pay a Surrender Charge when you withdraw part of your Contract Value. See the “Surrender Charge” paragraph under “What Are the Fees and Charges Under the Contract?” for details. You may be subject to tax in the tax year in which you make a withdrawal, including an additional 10% tax under certain circumstances. See “How Is the Contract Treated Under Federal Income Tax Law?” below.
The following rules and restrictions apply to partial withdrawals:

•	Minimum Withdrawal. The minimum withdrawal is $500. If it is your first withdrawal in a Contract Year, the minimum withdrawal is the lesser of the following:

(a)	Free Withdrawal Amount (as further described under “Surrender-Charge Free Withdrawals”);

(b)	RMD amount; or

(c)	$500.

•
Minimum Remaining Balance.
You may take a partial withdrawal only if the amount remaining in the Contract after the withdrawal is at least equal to the Minimum Remaining Balance of $2,000 and the balance remaining in the Variable Investment Option or Short-Term Fixed Account from which the withdrawal is made is at least $250.

•
Zero Contract Value.
If you take a withdrawal that brings the Contract Value to zero, your Contract will be terminated (unless the Guaranteed Income Rider is present or the Accumulation Income Rider is present).

•
Default Liquidity Order.
If you do not tell us otherwise, the withdrawal will be taken pro-rata from the Variable Investment Options, and then any remaining amount will be taken from the Short-Term Fixed Account. Within the Short-Term Fixed Account, partial withdrawals will be made from amounts most recently allocated, renewed, or transferred. If there is not enough value in these accounts, withdrawals will be taken from the Fixed Dollar Cost Averaging Account.

Systematic Withdrawals
Systematic withdrawals are regular payments that we make to you on a monthly, quarterly, semi- annual, or annual basis. It is a convenient way for you to withdraw your annual Free Withdrawal Amount without incurring a Surrender Charge, as well as to take RMDs or withdrawals under optional benefits. Systematic withdrawals are available if you have not exhausted your Free Withdrawal Amount in the current Contract Year.
Currently, we offer the following systematic withdrawal options:

•	Annual Free Withdrawal Amount,

•	RMD,

•	Guaranteed Annual Withdrawal Amount as specified by the Guaranteed Income Rider and Accumulation Income Rider,

•	Designated Withdrawal Amount (a fixed dollar amount), and

•	Substantially Equal Periodic Payments under Code Section 72(q)/(t).
The total amount that you withdraw in a Contract Year under the systematic withdrawal plan cannot exceed your Free Withdrawal Amount. However, RMD withdrawals and Guaranteed Annual Withdrawal Amounts under the Guaranteed Income Rider and the Accumulation Income Rider can be taken systematically, even if they exceed your Free Withdrawal Amount (although Surrender Charges may apply to any amount in excess of the Free Withdrawal Amount).
The withdrawals can be taken on a monthly, quarterly, semi-annual, or annual basis, and the minimum amount of each withdrawal payment is $50. We will adjust the frequency of your payments so that payments are at least $50 each. For example, if you would like to withdraw $100 a year, you can set up annual or semi-annual withdrawals, but not quarterly or monthly. Your payments will begin on the next withdrawal date following one modal period after we receive your request. For example, if we receive your request for quarterly withdrawals on January 3, and the next withdrawal date is the 8th of the month, your quarterly withdrawals will begin on April 8. Please note that no confirmations will be sent on systematic withdrawals but will be reflected on statements. For information on the tax treatment of withdrawals, see
“
How Is the Contract Treated Under Federal Income Tax Law?
”
below.
In the Contract Year when the systematic withdrawals are elected for the first time, the entire amount of the withdrawal requested will be disbursed among the remaining systematic withdrawal payments to be made prior to the next Contract Anniversary. Systematic withdrawal amounts will then be recalculated upon the next Contract Anniversary to reflect the annual withdrawal amount requested and a full year of systematic payments. For example, if you request your Free Withdrawal Amount be withdrawn with monthly systematic withdrawals and there are four months remaining in your Contract Year, you will receive the entire Free Withdrawal Amount divided by the four payments remaining in your Contract Year. Upon your next Contract Anniversary, your monthly systematic withdrawal payment will be recalculated to be 1/12 of the annual Free Withdrawal Amount. This could result in lower systematic withdrawal payments in your second year of withdrawal. The Free Withdrawal Amount will not be recalculated to reflect Subsequent Purchase Payments until the next Contract Anniversary.
Default Liquidity Order.
If you do not tell us otherwise, the withdrawal will be taken pro-rata from the Variable Investment Options, and then any remaining amount will be taken from the Short-Term Fixed Account. Within the Short-Term Fixed Account, partial withdrawals will be made from amounts most recently allocated, renewed, or transferred. If there is not enough value in these accounts, withdrawals will be taken from the Fixed Dollar Cost Averaging Account.
Termination of Systematic Withdrawals.
To stop the systematic withdrawals or to change the amount or the frequency of the withdrawals once systematic withdrawals are initiated, you must submit a request by sending a written notice to our Administrative Office or calling Customer Service. The systematic withdrawals will terminate upon the earlier of the death of the Contract Owner or the Annuitant, or upon Contract Owner’s request. Systematic withdrawals will be subject to Surrender Charge if the annual amount withdrawn exceeds the Free Withdrawal Amount. All withdrawals during the Contract Year are considered in the determination of the Free Withdrawal Amount withdrawn and the point at which Surrender Charges will be assessed for additional withdrawals.
Substantially Equal Periodic Payments under Code Sections 72(q) or 72(t)
If a withdrawal is taken from the annuity contract before age 59
1
⁄
2
, the IRS generally imposes a 10% early withdrawal penalty on such distributions. However, substantially equal periodic payments under Code Section 72(q) or 72(t) are exempt from the 10% penalty tax on early distributions. If you choose to exercise this option, you will be required to irrevocably choose one of the three acceptable methods (as defined by IRS guidance) and receive these payments until the later of five years or attainment of age 59
1
⁄
2
.
If you wish to take withdrawals under Code Sections 72(q) or 72 (t) (prior to age 59
1
⁄
2
of the Contract Owner, or Annuitant for entity owned Contracts), you may do so systematically. Section 72 (q)/(t) withdrawals do not receive any special treatment under the Surrender Charge provision. If your withdrawal exceeds the annual Free Withdrawal Amount, you will be subject to Surrender Charges as shown in the “Surrender Charge” section under “What Are the Fees and Charges Under the Contract?” If you purchased an optional benefit with your Contract, please refer to the appropriate optional benefit section for details on substantially equal periodic payments’ treatment under your optional benefit.
Revocation Rights
If you are a new purchaser of a Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. If the Contract is a “Replacement Contract” (
i.e.
, it has been purchased with the proceeds from the surrender of another annuity contract you own), it may be cancelled within 30 days of receipt. In either situation, simply mail the Contract to the Company or the financial professional through whom it was purchased, along with a written request to cancel the Contract based on this provision. The Company will refund the amount calculated in accordance with state law, which is generally the Contract Value and any fees or charges deducted as of the date the notification and the Contract are received.

What Is Annuitization and How Do I Annuitize the Contract?
Annuitization
Annuitization is a process by which your Contract Value is converted into a stream of regular income payments. You may choose to annuitize your Contract after the first Contract Anniversary. The Guaranteed Income Rider and the Accumulation Income Rider may impose different Annuitization and maturity processing requirements than described below.
Partial Annuitization on Non-Qualified Contracts
Partial Annuitization is an irrevocable election by the Contract Owner to apply only a portion of the Contract Value to purchase a stream of annuity payments under the Contract, leaving the remainder of the Contract Value to accumulate on a tax-deferred basis.
Partial Annuitization is only available on Non-Qualified Contracts, on or after the third Contract Anniversary. Partial Annuitization will be processed as of the date the written request from the Contract Owner and all required documentation is received by the Company.
If you enter the Withdrawal Phase under either the Guaranteed Income Rider or the Accumulation Income Rider, partial Annuitization is no longer available to you.
You may only elect three partial Annuitizations during the life of your Contract, and at least 12 months must elapse between partial Annuitizations. The amount requested for partial Annuitization must be at least $5,000 and cannot exceed 50% of your Contract Value.
Partial Annuitization will decrease the Contract Value and Surrender Charge Basis dollar-for-dollar; it will decrease the death benefit base proportionately or dollar-for-dollar, whichever is greater.
Amounts applied to partial Annuitization are not subject to Surrender Charges. They are also not taxed as a withdrawal under the deferred Contract provided the Annuitization option includes a life contingency.
Annuitized and non-annuitized portions of the Contract will be treated as separate Contracts for tax and administrative purposes, and different Annuity Dates will be established with respect to the annuitized and non-annuitized portions of the Contract.
For exclusion ratio purposes, “investment in the contract” will be allocated proportionately between the annuitized and non-annuitized portions of the Contract. This proportional allocation will also apply for other tax treatment purposes under Code Section 72 governing the exclusion ratio, investment in the contract, expected return, annuity starting date, and amounts not received as an annuity.
To be eligible for the exclusion ratio, the amounts must be received as an annuity for a period of 10 years or more, or for life.
We may change Contract provisions related to partial Annuitization, if required by IRS regulations or other applicable laws.
Annuity Date
The Annuity Date is the date on which annuity payments begin, transitioning from the accumulation phase to the Annuitization phase, based on the elected Annuity option or the default option. The date annuity payments are scheduled to begin is shown on your Contract Specifications Page. Unless another Annuity Date was specified on the application or requested later by written notification, the Annuity Date will be set to the later of (a) the first Monthly Anniversary following the younger Annuitant reaching the Maturity Age, or (b) the 10th Contract Anniversary. The Annuity Date must be at least one year after the Contract Date.

You may change the Annuity Date by sending a written request to our Administrative Office, which must be received by us at least 30 days before the current Annuity Date.
On the Annuity Date, the Contract Value, net of premium taxes if applicable, must be annuitized. Upon your request or on the Annuity Date described in your Contract, you may apply the Contract Value to any of the annuity options available in the “Annuity Options” section of the Contract, at guaranteed annuity rates described in the Contract. You can also elect to surrender the Contract and receive the Surrender Value. Any Contract Value applied to an Annuity Option on the Annuity Date will become part of the Company’s general account, which is subject to the claims of the Company’s creditors.
A notification that an Annuity option must be selected will be sent to you 60 days prior to your Annuity Date. You must select an Annuity option and notify us of your election at least 30 days prior to the Annuity Date. In the event no response is received from you, and if the Annuity Date is less than the maximum maturity date, the Annuity Date will be changed to the maximum maturity date. If the maximum maturity date has been reached, and you did not specify an Annuity option, the Contract Value will be annuitized on the Annuity Date based on an applicable default option. If the Guaranteed Income Rider or the Accumulation Income Rider is in force on the Annuity Date, the default option will be determined by the state of the optional benefit features at the time. If the Guaranteed Income Rider or the Accumulation Income Rider is not in force on the Annuity Date, the default option is the Life Annuity with Period Certain of 10 years.
Annuity Options
On or after the first Contract Anniversary, you may choose to annuitize your Contract and apply your Contract Value to one of the following fixed Annuity options at guaranteed annuity rates described in the Contract:

•
Period Certain-Only Option
. Provides periodic income payments for a guaranteed period ranging from five to 30 years (the guaranteed period may not exceed the Annuitant’s life expectancy as defined by the IRS Life Expectancy Table for Qualified Contracts). If the Annuitant dies prior to the end of the guaranteed period, payments will continue to be paid to the designated Beneficiary(ies) until the end of the guaranteed period.

•
Life-Only Option
. Provides periodic payments guaranteed for the lifetime of the Annuitant. The last payment will be the one that is due before the Annuitant’s death. Upon the death of the Annuitant, payments will cease and there will be no payments made to any Beneficiary. If the Annuitant dies before the first payment has been made, then no payments will be made under this option.

•
Life with Period Certain Option
. Provides periodic income payments for the lifetime of the Annuitant, which are guaranteed for a period of time (“Period Certain”). The guaranteed period can range from five to 30 years. If the Annuitant dies prior to the end of the Period Certain, payments will continue to be paid to the designated Beneficiary(ies) until the end of the Period Certain. If the Annuitant lives longer than the Period Certain, payments will continue until the Annuitant dies, but there will be no payment to any Beneficiary.

•
Joint and Survivor Life Option
. Provides periodic payments for the lives of the Annuitant and the Joint Annuitant. Upon the death of either Annuitant, and based on the percentage initially selected, payments will continue at a level of 100%, 75%, 66 2/3%, or 50% of the original benefit amount for the lifetime of the surviving Annuitant. The initial payment will be made if either the Annuitant or the designated second Annuitant are living. Subsequent payments will continue during the joint lives of the Annuitants and thereafter during the life of the surviving Annuitant. Payments will end with the last payment due before the death of the last Annuitant to die. After the deaths of both Annuitants, payments will cease and there will be no payments to any Beneficiary. If both Annuitants die before the first payment has been made, then no payments will be made under this option.

•	Any other form of annuity that you and we may agree upon.

If the maximum maturity date has been reached, and an Annuity option has not been specified by the Contract Owner, the Contract Value will be annuitized on the Annuity Date based on a Life Annuity with Period Certain of 10 years (default option) unless otherwise provided under the Code.
Annuity Payments
If your Contract Value to be applied to the selected Annuity option on the Annuity Date is less than $5,000, we may pay you such amount in a lump sum.
The size of annuity payments is determined by a number of factors, including the Contract Value, your age at the time of Annuitization, the form of annuity chosen, the expected length of the annuity period, the frequency of annuity payments and their duration, and a guaranteed rate of return. After annuity payments begin, no withdrawals may be made other than receipt of annuity payments. The Annuity option cannot thereafter be changed, and the size of your annuity payments will not change.
The annuity benefits at the time of their commencement will not be less than those that would be provided by the application of the Surrender Value to purchase a single premium immediate annuity contract at purchase rates offered by the Company at the time to the same class of Annuitants.
Annuity payments will generally start within 30 days after the Annuity Date. We usually make annuity payments monthly, but we will pay you quarterly, semi-annually, or annually, if you prefer. The less frequently we make payments, the larger each payment will be. If necessary, we will adjust the frequency of your payments so that payments are at least $50 each. For information on the tax treatment of annuity payments, see “How Is the Contract Treated Under Federal Income Tax Law?” Payments under all options will be made to or at the direction of the Contract Owner and may be elected as early as the first Contract Anniversary.

What Are the Supplemental Riders and Benefits That Are Available?
Summary of Benefits
The following table summarizes information about the benefits available under the Contract:

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/ Limitations
Standard Death Benefit	Guarantees Beneficiaries will receive a benefit at least equal to your Purchase Payments less adjusted withdrawals	Standard	No additional charge	• Withdrawals could significantly reduce benefit
Enhanced Death Benefit Rider	Provides an enhanced Death Benefit by locking in market gains on each Contract Anniversary until age 80	Optional	0.75% (as a percentage of the benefit base)
•  Available only at Contract purchase

•  Withdrawals, including RMDs, could significantly reduce (perhaps by more than the amount of the withdrawal) or terminate benefit or Contract

•  You may not allocate to the Short-Term Fixed Account

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/ Limitations
Accumulation Income Rider	Allows you to take withdrawals annually for the lifetime of the covered life(ves) regardless of the performance of the Investment Options and even if the Contract Value reduces to zero	Optional	2.50% (as a percentage of the benefit base)
•  Available only at Contract purchase

•  Withdrawals, including RMDs, could significantly reduce (perhaps by more than the amount of the withdrawal) or terminate benefit or Contract

•  We will impose a surrender charge on withdrawals under the optional benefits that exceed the Free Withdrawal Amounts during the Surrender Charge Period

•  Subsequent Purchase Payments are not permitted during the Withdrawal Phase, which means that the Purchase Payments cannot be used at that time to increase Contract Value, the death benefit, or the Accumulation Income Benefit Base

•  You may not allocate to the Short-Term Fixed Account

•  The Rider’s guarantees are not available before the covered life (or younger covered life for a Joint Life Guarantee) attains the age of 55

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/ Limitations
Guaranteed Income Rider
Allows you to take withdrawals annually regardless of the performance of the Investment Options and even if the Contract Value reduces to zero for either (1) the lifetime of the covered life(ves) or (2) the earlier of the lifetime of the covered life(ves) or the depletion of the specified value under the Rider.
		Optional	2.00% (as a percentage of the benefit base)
•  Available only at Contract purchase

•  Withdrawals, including RMDs, could significantly reduce (perhaps by more than the amount of the withdrawal) or terminate benefit or Contract

•  We will impose a surrender charge on withdrawals under the optional benefits that exceed the Free Withdrawal Amounts during the Surrender Charge Period

•  You may not allocate to the Short-Term Fixed Account

•  The Rider’s guarantees are not available before the covered life (or younger covered life for a Joint Life Guarantee) attains the age of 55

Guaranteed Minimum Accumulation Rider	Provides a guaranteed minimum Contract Value at the end of the benefit period selected with the possibility of resetting the benefit period periodically	Optional	1.50% (as a percentage of the benefit base)
•  Available only at Contract purchase

•  Withdrawals, including RMDs, could significantly reduce (perhaps by more than the amount of the withdrawal) or terminate benefit or Contract

•  You may not allocate to the Short-Term Fixed Account

•  Purchase Payments made after the first 12 months of the Accumulation Benefit Period will not be included in the Accumulation Benefit Base. Any additional Purchase Payments made after the first 12 months will increase the Contract Value but not the Accumulation Benefit Base and may reduce the likelihood of receiving the benefit provided by the Rider

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/ Limitations
Dollar Cost Averaging Program	Allows you to transfer amounts automatically from a Fixed Dollar Cost Averaging Option to Variable Investment Option(s) so that the cost of the securities is averaged over time	Optional	No additional charge
•  Must have a Contract Value of at least $10,000

•  Minimum transfer amount must be at least $50

•  Only new Purchase Payments may be allocated to the Fixed Dollar Cost Averaging Options

•  Dollar cost averaging and automatic asset rebalancing may not be elected at the same time

Automatic Asset Rebalancing Program	Automatically reallocates your Contract Value among the Variable Investment Options in accordance with the proportions you originally selected	Optional	No additional charge	• Must have a Contract Value of at least $10,000 • Dollar cost averaging and automatic asset rebalancing may not be elected at the same time
Subject to the Company’s right to discontinue or suspend the offering of optional benefits for new sales from time to time, you can purchase the optional benefits described above in addition to your Base Contract. There is an additional fee for certain of the optional benefits.
Combining Optional Benefits
You may elect the Enhanced Death Benefit Rider with the Accumulation Income Rider, the Guaranteed Income Rider, or the Guaranteed Minimum Accumulation Rider. No other combinations of Riders are permitted.
You may not elect Automatic Asset Rebalancing and Dollar Cost Averaging at the same time.
Death Benefit
Death before Annuity Date
Prior to the Annuity Date, your Contract provides a death benefit that is payable upon the earlier death of:

(a)	the Annuitant, or

(b)	the Contract Owner.
The death benefit is payable to the Beneficiary. A Surviving Owner will be deemed sole primary Beneficiary regardless of named Beneficiaries. The amount payable is equal to the Contract Value or the Standard Death Benefit (see below for details). We generally pay the death benefit within seven days after we receive proof of death and all required information. Due proof of death will consist of a certified copy of the death certificate, or other lawful evidence providing equivalent information, and proof of the claimant’s entitlement to the proceeds. We will pay interest from the receipt of due proof of death of the Insured to the date of payment. The interest rate will be at least equal to the rate required by the state in which the Contract was delivered.

You can also purchase an optional Enhanced Death Benefit Rider which offers a Death Benefit Enhancement to your Contract. Please see “Enhanced Death Benefit Rider” for an explanation of this optional benefit.
Death of the Annuitant
If the Annuitant is the sole Contract Owner and dies before the Annuity Date, we will pay the Beneficiary(ies) the Standard Death Benefit as of the date our Administrative Office receives proof of death (
i.e.
, a death certificate or other official document establishing death) and other information required to process the payment.
If the Annuitant, who is not the sole Contract Owner, dies before the Annuity Date, a surviving Contract Owner who is a natural person, if also named as Contingent Annuitant in the Contract, may choose to receive the Standard Death Benefit, or continue the Contract and become the new Annuitant, provided any surviving Contract Owner is permitted to continue the Contract under federal law. If the Contract is continued, the Standard Death Benefit will not be paid until the new Annuitant’s death.
If there is no Contingent Annuitant, or if continuation of the Contract is not permitted by federal law, the surviving Contract Owner will be deemed sole primary Beneficiary and will receive the Standard Death Benefit as of the date our Administrative Office receives proof of death.
If a sole Annuitant dies before the Annuity Date, and the Contract Owner is an entity, the Company will pay the Beneficiary the Standard Death Benefit as of the date the Company receives due proof of death, and all other documents required by the Company to process the claim.
If a Joint Annuitant is named in the Contract, the Standard Death Benefit is payable upon the later death of both Annuitants. However, a distribution may be required upon the death of a Contract Owner and the death benefit payable would be the Contract Value.
Standard Death Benefit Calculation
The amount of the Standard Death Benefit is the greater of (1) and (2) where:

(1)	is the Contract Value; and

(2)	is the Adjusted Net Purchase Payments (total Purchase Payments less the sum of all adjusted withdrawals), where adjusted withdrawals are the greater of (a) and (b) below, where:

(a)	is the amount of each withdrawal; and

(b)	is the amount of each withdrawal multiplied by the ratio of (i) and (ii) where:

(i)	is the amount of the Adjusted Net Purchase Payments just before the withdrawal; and

(ii)	is the Contract Value just before the withdrawal.
If you take a withdrawal at a time when the Adjusted Net Purchase Payments is greater than your Contract Value, then your Standard Death Benefit amount will be reduced by an amount greater than the amount withdrawn.
Example
: Assume that the total adjusted Net Purchase Payments equal $100,000 and the Contract Value is $90,000 and that a withdrawal of $10,000 is taken.

The Standard Death Benefit will be equal to the greater of (1) or (2) where:

(1)	$90,000 — $10,000 = $80,000

(2)	$100,000 — (Greater of a or b) where:

(a)	$10,000

(b)	$10,000 x ($100,000 / $90,000) = $11,111
Since (b) is greater than (a), (2) = $100,000—$11,111 = $88,889
Since (2) is greater than (1), the Standard Death Benefit is $88,889.
Death of the Contract Owner
If a Contract Owner, who is the sole Annuitant, dies before the Annuity Date, the Company will pay the Beneficiary(ies) the Standard Death Benefit as described above. If the Contract Owner, who is not the Annuitant, dies before the Annuity Date, we will pay the Beneficiary(ies) the Contract Value as of the date our Administrative Office receives proof of death (
i.e.
, a death certificate or other official document establishing death), and other information required to process the payment.
Death after Annuity Date
If the Annuitant dies on or after the Annuity Date, the death benefit payable, if any, will be paid in accordance with your choice of Annuity option. Upon receipt of due proof of death and other forms necessary to process the payment, we will pay the Beneficiary a death benefit according to the Annuity option in force, if the option provides a death benefit.
Beneficiary
The Beneficiary is the person(s) entitled to receive the death benefit. You should designate a Beneficiary in your application. If you fail to designate a Beneficiary, your estate will be the Beneficiary. Your Beneficiary designation will take effect on the Contract Date.
Any surviving Contract Owner, who is a natural person, will be deemed the sole primary Beneficiary and should be designated as such in the application. If it is not so designated in the application, the contractual rights of the surviving Contract Owner will take precedence over the rights of any named Beneficiary. No payment will be made to any Beneficiary while the surviving Contract Owner is living.
You may change the Beneficiary at any time before your death or the death of the Annuitant, whichever occurs first, by sending a written notice to us with all the information required to process the request. A service form that indicates the required information will be provided by the Company for your convenience. Changes in Beneficiary, unless otherwise specified by you, shall take effect on the date you sign the notice of change. Approval of any change is subject to any transactions made by you or actions taken by the Company prior to receipt of this notice. We may restrict the right to make a Beneficiary change if maintaining the existing Beneficiary designation is required for purposes of satisfying applicable laws or regulations or the requirements of this Contract.
If the surviving Owner was named Contingent Annuitant and no distribution was required per federal tax law upon Annuitant’s death (deceased Annuitant was not the Contract Owner), the Contingent Annuitant will become the Annuitant and the Contract will continue (no death benefit will be paid).
Beneficiary designations are extremely important. Please consult your financial adviser and/or legal counsel before designating or changing Beneficiaries. You should also consider reviewing your Beneficiary designations every time a major life event takes place (such as marriage or domestic partnership, birth or adoption, divorce, or death, etc.).

Spousal Beneficiary
Spousal Step-In
. If the Beneficiary is the deceased Contract Owner’s surviving spouse and sole primary Beneficiary, he or she may become the Contract Owner rather than receive the death benefit (as permitted by federal law). The Beneficiary has one year from the Contract Owner’s death to exercise this option.
If there are any Riders in force at the time of death, and the Beneficiary exercises Spousal Step-In:

•	any Riders that are Single Life Guarantees, which covered the deceased Contract Owner, will be terminated;

•	any Riders that are Joint Life Guarantees, which covered both the deceased Contract Owner and the spousal Beneficiary, will continue; and

•	death benefit will be determined according to the terms of the Rider(s).
Exchange of Contract by Surviving Spouse
. The surviving spouse may exchange this Contract for a new Contract of the same form, or for a Contract of a similar form designated by the Company if the original form is no longer available for sale at the time this option is exercised. The new Contract issued upon the exercise of this exchange, will: (a) have the surviving spouse as the Contract Owner and Annuitant; and (b) list the date of the exchange as the new Contract Date.
Optional benefits on exchanged Contracts will be available based on the selection currently offered by the Company. Exchange shall not be treated as a withdrawal under the terms of the Surrender Charge provision of this Contract if it is exercised within 12 months of receipt of due proof of death by the Company. A death benefit credited to a Contract established as a result of an Exchange of Contract by a surviving spouse provision will be treated as a Purchase Payment under the terms of the Surrender Charge provision of the new Contract.
For information on the tax treatment of death benefits, see “How Is the Contract Treated Under Federal Income Tax Law?”
Death Benefit Settlement Options
If death occurs before the Annuity Date, your Beneficiary has one year from your death (or 60 days from the death of an Annuitant other than you) to choose a Death Benefit Settlement Option that complies with any applicable Code regulations and requirements:
Option 1 (Lump Sum)
— The death benefit may be paid to a Beneficiary in a single lump sum. The payment will generally be made within seven days of receipt of the necessary forms to make payment.
Option 2 (Annuitize)
— The Beneficiary may elect to receive the payment of the death benefit in the form of one of the Annuity options. Payments under this option must commence within one year after the date of death. For Non-Qualified contracts, the payments must be made over the Beneficiary’s lifetime or over a guaranteed period not longer than the Beneficiary’s life expectancy. This option is only available if the amount applied to the selected Annuity option is at least $5,000. Annuity options are subject to any applicable Code requirements.
Option 3 (Other)
— The death benefit may be paid in the form of any distribution that is permitted by state and federal regulations and is acceptable to us. This may include an option to postpone payment of the death benefit for a certain period of time, subject to any applicable Internal Revenue Code requirements. During this time, the Beneficiary may allocate the death settlement amount to the available Investment Options. Transfers among Variable Investment Options and Short-Term Fixed Account are subject to the limitations imposed on such options. The money may be withdrawn in whole or in part at any time without Surrender Charges but amounts in the Investment Options may lose value.

If an election is not made within one year of the date of death of the Contract Owner or within 60 days of the death of an Annuitant other than you, the only option is a lump sum. If there is more than one surviving Beneficiary, the Beneficiaries must choose to receive their respective portions of the death benefit according to the Death Benefit Settlement Options described above. If no Beneficiary survives the first to die of the Contract Owner or the Annuitant, the death benefit will be paid in a lump sum to the Contract Owner’s estate or the Contract Owner, respectively.
ERISA Defined Benefit Plan Options
If an ERISA Defined Benefit plan trust is the Contract Owner, the only option is a lump sum payout to the qualified plan trust. The trustee of the qualified plan will then distribute the proceeds pursuant to the Beneficiary election in effect under the plan.
IRA Beneficiary Options
There are additional options for IRA beneficiaries. With some exceptions, IRA beneficiaries must receive their entire death benefit by December 31st following the 10th anniversary of the IRA owner’s death. However, a spouse named as sole primary beneficiary may elect to assume ownership of the IRA. An eligible designated beneficiary can continue the IRA as a “beneficiary” or a “stretch” IRA, in which case a new Contract is issued. Please consult your tax adviser for additional information regarding the options of an IRA beneficiary.
Non-Qualified Stretch Option
A designated beneficiary can “stretch” the death benefit, in which case a new Contract is issued.
Death Benefit Summary Tables
NON-QUALIFIED CONTRACTS

Single Owner / Annuitant (Annuitant is same as Owner)

Owner-Annuitant dies
•  Beneficiary receives Standard Death Benefit

•  Beneficiary has one year from death to choose the Death Benefit Settlement Option

•  Beneficiary may delay disbursement for up to five years

•  Beneficiary may elect a Non-Qualified Stretch

•  Spousal Beneficiary may continue the Contract

Single Owner / Single Annuitant (Annuitant is not the same as Owner)

Owner dies
•  Beneficiary receives Contract Value

•  Beneficiary has one year from death to choose the Death Benefit Settlement Option

•  Beneficiary may delay disbursement for up to five years

•  Beneficiary may elect a Non-Qualified Stretch

•  Spousal Beneficiary may continue the Contract (Contract Value only)

Annuitant dies
•  Contract Owner, who is Contingent Annuitant, becomes the Annuitant and may continue the Contract (no death benefit paid)

•  Contract Owner, as sole primary Beneficiary, may receive the Standard Death Benefit

OR

•  If there is no Contingent Annuitant, surviving Contract Owner is deemed sole primary Beneficiary before any named Beneficiaries

•  Contract Owner (as deemed sole primary Beneficiary) receives Standard Death Benefit

•  Surviving Owner as Beneficiary has 60 days from the death of Annuitant other than Owner to choose the Death Benefit Settlement Option

Single Owner / Joint Annuitants (Owner must be one of the Annuitants)

Owner-Annuitant dies	• Beneficiary receives Contract Value

•  Beneficiary has until December 31st of the year following the calendar year when the Contract Owner died to choose the Death Benefit Settlement Option

•  Beneficiary may delay disbursement for up to five years

•  Beneficiary may elect a Non-Qualified Stretch

•  Spousal Beneficiary may continue the Contract (Contract Value only)

•  New spousal Owner will become Annuitant (if not already named as such prior to death)

•  Standard Death Benefit is not paid until the last Annuitant’s death

•  Surviving Annuitant (as spousal Beneficiary) becomes Owner if permitted by federal tax law

Non-Owner Annuitant dies
•  No death benefit is paid because there was no Owner death and Annuitant death benefit is paid upon the last Annuitant’s death

•  Surviving Annuitant who is the Contract Owner will continue the Contract

•  Standard Death Benefit is not paid until the last Annuitant’s death

Owner is an Entity (only single Annuitant permitted)

Annuitant dies	• Beneficiary receives Standard Death Benefit • Death Benefit Settlement Options available are Lump Sum (Option 1) or Five- Year Deferral (Option 2)

Joint Owners / Single Annuitant (Annuitant must be one of Owners)

Annuitant-Owner dies
•  Surviving Owner is deemed sole primary Beneficiary before any named Beneficiaries

•  Beneficiary receives Standard Death Benefit

•  Beneficiary has one year from death to choose the Death Benefit Settlement Option

•  Beneficiary may delay disbursement for up to five years

•  Beneficiary may elect a Non-Qualified Stretch

•  Surviving Owner (if spousal Beneficiary) may continue the Contract

•  Surviving Owner will become the Annuitant

Non-Annuitant Owner dies
•  Surviving Owner is deemed sole primary Beneficiary before any named Beneficiaries

•  Beneficiary receives Contract Value

•  Beneficiary has one year from death to choose the Death Benefit Settlement Option

•  Beneficiary may delay disbursement for up to five years

•  Beneficiary may elect a Non-Qualified Stretch

•  Surviving Owner (if spousal Beneficiary) may continue the Contract (Contract Value only)

Joint Owners / Joint Annuitants (Annuitants must be the same as Owners)

First Owner-Annuitant dies
•  Surviving Owner is deemed sole primary Beneficiary before any named Beneficiaries

•  Beneficiary receives Contract Value

•  Beneficiary has one year from death to choose the Death Benefit Settlement Option

•  Beneficiary may delay disbursement for up to five years

•  Beneficiary may elect a Non-Qualified Stretch

•  Surviving Owner (if spousal Beneficiary) may continue the Contract (Contract Value only)

•  Standard Death Benefit is not paid until the last Annuitant’s death

•  Surviving Owner-Annuitant becomes sole Owner if permitted by federal tax law

IRA CONTRACTS

Single Owner / Annuitant (Owner must be the Annuitant)

Owner-Annuitant dies
•  Beneficiary receives Standard Death Benefit

•  Beneficiary has one year from death to choose the Death Benefit Settlement Option

•  Beneficiary may delay disbursement for up to 10 years

•  An eligible Beneficiary may stretch the IRA by purchasing a new PIA contract then available

•  Spousal Beneficiary may continue the Contract

Owner is an Entity (only single Annuitant permitted)

Annuitant dies
•  Beneficiary receives Standard Death Benefit

•  Death Benefit Settlement Options available are Lump Sum (Option 1) or Five- Year Deferral (Option 2)

•  The Death Benefit must be distributed in accordance with applicable regulations and tax laws.

Enhanced Death Benefit Rider
Benefit Overview and Important Information
Benefit Overview
The purpose of the Enhanced Death Benefit Rider is to provide a highest anniversary value death benefit as an enhancement to the Standard Death Benefit provided under the Contract. The Rider provides this enhancement by automatically locking in any market gains on each Contract Anniversary. If any withdrawals are taken, the benefit will be reduced. See below for more details on this optional benefit.
Important Information about the Rider:

•	This Rider is an optional benefit added to your Contract; it provides a benefit described in this Prospectus for an additional charge.

•	The Rider is only available at issue on newly purchased Contracts.

•
You may not allocate to the Short-Term Fixed Account under the terms of the Rider. The Company can change the investment allocation restrictions with 60 days prior notice to you, and may do so as a result of changes in the economic environment or for changes in the Investment Options available under the Contract.

•
The Enhanced Death Benefit Base Step-Ups occur until age 80, and the Death Benefit Enhancement is payable before the Annuity Date, until the (younger) Covered Life reaches the Maturity Age, or until the Contract Value reaches zero, if earlier.

•	Termination of the Contract results in termination of this Rider. Termination of the Rider or the Contract will result in termination of the Enhanced Death Benefit.

•	The Rider Charges are non-refundable, whether or not your Enhanced Death Benefit Base exceeds the Standard Death Benefit while the Rider is in effect, or at the time of death.

•	The Enhanced Death Benefit provides a contingent guarantee that may never come into effect because the Enhanced Death Benefit may never exceed the Standard Death Benefit.

•	Withdrawals taken to satisfy the RMDs will reduce the Enhanced Death Benefit Base by the greater of a dollar-for-dollar or pro-rata reduction.

¡
The RMDs could significantly reduce the values under the Enhanced Death Benefit Rider, perhaps by more than the amount of the withdrawal, and could terminate the Enhanced Death Benefit Rider and the Contract.

¡
An investor should carefully consider whether they plan to take RMDs from the Contract before they purchase the Enhanced Death Benefit Rider because the RMDs could significantly reduce the values under the Enhanced Death Benefit Rider and could terminate the Rider and the Contract.

•
All withdrawals will reduce your Contract Value and the Enhanced Death Benefit Base, the Death Benefit and the Free Withdrawal Amount and could be subject to taxes, tax penalties, and Surrender Charges.

•	Withdrawals may reduce future benefits by more than the dollar amount of the withdrawal, and may result in one or more of the following:

¡	a permanent reduction in your Enhanced Death Benefit;

¡	termination of the Rider; and/or

¡	termination of the Contract.

•	Amounts that may be paid under the Rider in excess of Contract Value are subject to the Company’s financial strength and claims-paying ability.
Purchasing the Enhanced Death Benefit Rider with your Contract
At the time you purchase your Contract, you have the option to purchase the Enhanced Death Benefit Rider for an additional charge. The Riders become effective on the Contract Date. This Rider may be purchased with the Guaranteed Income Rider, the Accumulation Income Rider, or the Guaranteed Minimum Accumulation Rider.
The Rider only covers natural person(s) named in the Contract, and the Covered Life(ves) (up to two) must be named at Contract issue.
Issue Age Requirements.
Maximum issue age for the Enhanced Death Benefit Rider is 75. The Covered Life (or both Covered Lives for a Joint Life Guarantee) must satisfy this requirement on the Contract Date. A Covered Life must always meet issue age requirements at time of designation. Issue age is determined by the Age Nearest Birthday of the Covered Life(ves).
Owner / Annuitant Requirements.
For a
Single Life Guarantee
to be issued, the Covered Life under the Rider must be the sole Annuitant. If the Guaranteed Income Rider or Accumulation Income Rider are purchased in combination with the Enhanced Death Benefit Rider, the Covered Life must also be a Contract Owner unless the Contract Owner is an entity. A Single Life Guarantee is not available if a Joint (or Contingent) Annuitant is named in the Contract. See “Appendix C — Owner / Annuitant Arrangements Permitted Under Riders” for examples.
For a
Joint Life Guarantee
to be issued, the first Covered Life must be the Annuitant and the second Covered Life must be the Contingent Annuitant or the Joint Annuitant. At least one Covered Life must be a Contract Owner, and any non-Owner Covered Life must be the sole primary Beneficiary. If

Covered Lives are both Owners, they must be each other’s sole primary Beneficiary. A Joint Life Guarantee may be continued upon Contract Owner’s death only if permitted by federal law. A Joint Life Guarantee is not available if the Contract Owner is an entity. See “Appendix C — Owner / Annuitant Arrangements Permitted Under Riders” for examples.
Covered Life(ves) cannot be changed after the Contract Date, except under conditions outlined in
“
Replacing a Covered Life Under a Joint Life Guarantee
”
below.
Single and Joint Life Guarantee.
The Rider can be purchased as a Single or Joint Life Guarantee. Under a Single Life Guarantee, all Rider features and benefits are based on the age and lifetime of the Covered Life, and the Enhanced Death Benefit is payable on death of the Covered Life. Under a Joint Life Guarantee, all Rider features are based on the age of the younger Covered Life. If a Joint Life Guarantee is elected, upon the first death of a Covered Life, the surviving Covered Life can choose to continue the Contract and the Rider, and the Enhanced Death Benefit will then be payable to the Beneficiary upon the death of the surviving Covered Life.
Federal tax regulations may require that a distribution take place upon Contract Owner’s death unless spousal continuation is exercised. If spousal continuation is not exercised or not permitted by the IRS regulations, the applicable death benefit, if any, will be paid out, and both the Contract and the Rider(s) will terminate.
You must specify both Covered Lives in the Application for a Joint Life Guarantee. A death benefit available at the death of the Owner prior to the later death of the Covered Lives is the Standard Death Benefit if the deceased Owner was sole Annuitant. If the Second Covered Life was also named Joint Annuitant, the death benefit payable on death of the Owner / Annuitant is Contract Value only.
If the Guaranteed Income Rider or Accumulation Income Rider is purchased in combination with the Enhanced Death Benefit Rider and you elect a Joint Life Guarantee for the Guaranteed Income Rider or Accumulation Income Rider, your Enhanced Death Benefit automatically becomes a Joint Life Guarantee.
Converting to or from a Joint Life Guarantee.
You cannot convert a Single Life Guarantee to a Joint Life Guarantee. You will not be able to add a Covered Life after the Contract Date. While both Covered Lives are living, and provided that all Owner/Annuitant designation requirements outlined in the Contract are satisfied, one of the Covered Lives may be removed from the Contract by the Contract Owner(s) and the Rider will be converted to a Single Life Guarantee. You may not add an additional Covered Life in the future. If this Rider is combined with the Guaranteed Income Rider or the Accumulation Income Rider, your ability to convert to a Single Life Guarantee will be subject to additional limitations applicable to those Riders.
Enhanced Death Benefit Base
The Enhanced Death Benefit Base is the amount used to determine the value of the Death Benefit Enhancement, when compared to the Standard Death Benefit amount. The Enhanced Death Benefit Base is calculated independently of the Contract Value or any other Benefit Base. It can increase due to annual Step-Ups or Subsequent Purchase Payments and will decrease for withdrawals. The Enhanced Death Benefit Base is a reference amount only, cannot be withdrawn in a lump sum, and is not payable as a death benefit.
How is the Enhanced Death Benefit Base Determined?
On the Contract Date
, the Enhanced Death Benefit Base is equal to the Initial Purchase Payment received.
After the Contract Date,
the Enhanced Death Benefit Base will increase with Subsequent Purchase Payments, may Step-Up to the Contract Value, and will decrease for withdrawals.

Automatic Step-Up of Enhanced Death Benefit Base.
A Step-Up is an increase of the Enhanced Death Benefit Base to an amount equal to 100% of the Contract Value. The Enhanced Death Benefit Base will be evaluated for a Step-Up opportunity each Contract Anniversary, until the Contract Anniversary following the 80th birthday of the (younger) Covered Life. If the Contract Value at the time of evaluation is greater than the current Enhanced Death Benefit Base, the Enhanced Death Benefit Base will automatically Step-Up to the Contract Value.
Effect of Additional Purchase Payments.
The Enhanced Death Benefit Base will be increased dollar-for-dollar for all Subsequent Purchase Payments. Purchase Payments made on the Contract Anniversary are credited to the Enhanced Death Benefit Base after evaluation for Step-Up takes place.
Effect of Withdrawals on Enhanced Death Benefit Base.
The Enhanced Death Benefit Base will be reduced for withdrawals by the greater of (a) and (b), where:

(a)	is the withdrawal amount; and

(b)	is the withdrawal amount multiplied by the ratio of (1) and (2) where:

(1)	is the Enhanced Death Benefit Base immediately prior to the withdrawal; and

(2)	is the Contract Value immediately prior to the withdrawal.
Effect of Partial Annuitization.
Partial Annuitization will reduce the Enhanced Death Benefit Base and the Contract Value in the same manner as withdrawals (described above).
Example
:
Assume that an individual at age 60 purchases the Contract with an Initial Purchase Payment of $100,000 and the Enhanced Death Benefit Rider is purchased with the Contract. The initial Enhanced Death Benefit Base at the time of purchase will be $100,000.
At the first Contract Anniversary, the Contract Value has increased to $105,000 as a result of market performance. At that time, the Enhanced Death Benefit Base will be increased to $105,000. At the second Contract Anniversary, the Contract Value has decreased to $99,000. The Enhanced Death Benefit Base will remain at $105,000.
During the next year, the Contract Owner makes an additional Purchase Payment of $10,000. This Purchase Payment will increase the Enhanced Death Benefit Base by $10,000 and it will equal $115,000.
At the third Contract Anniversary, the Contract Value has increased to $120,000 and the Enhanced Death Benefit Base is set equal to $120,000. Shortly after the third Contract Anniversary, the Contract Owner makes a withdrawal of $10,000 where the Enhanced Death Benefit Base is equal to $120,000 and the Contract Value is equal to $125,000. Because the Contract Value is higher than the Enhanced Death Benefit Base, the Enhanced Death Benefit Base will only be reduced by the amount of the withdrawal of $10,000, and will equal $110,000 ($120,000 minus the $10,000 withdrawal).
Upon the death of the Contract Owner shortly thereafter, the Enhanced Death Benefit would equal $110,000, and the Beneficiary would be entitled to receive the Death Benefit Enhancement to the extent the Enhanced Death Benefit exceeds the Standard Death Benefit under the Contract.
Rider Charge
There is an additional charge for the Enhanced Death Benefit Rider. The current Rider Charge for Single or Joint Life Guarantee is 0.35%. The maximum Rider Charge is 0.75%. Please refer to “Table of Fees and Expenses” of this Prospectus for the summary of charges, or to “What Are the Fees and Charges Under the Contract? — Optional Benefit Expenses.”

The Rider Charge is expressed as an annual percentage of the Enhanced Death Benefit Base, and one fourth of the charge will be deducted from the Contract Value on a quarterly basis, whether or not the Enhanced Death Benefit Base exceeds the Standard Death Benefit. One fourth of the annual Rider Charge rate will be multiplied by the average monthly Enhanced Death Benefit Base for the quarter and this amount will be deducted on the last day of the Contract Year Quarter. Rider Charges will be deducted until the Annuity Date. The Rider Charge will be deducted from the Variable Investment Options, pro-rata based on the Variable Investment Option allocation at the time of deduction. If the Enhanced Death Benefit Base increases, the dollar amount of the Rider Charge will also increase.
If you make a full surrender of your Contract before the charges for any Riders are deducted, the accrued Rider Charges will reduce your Contract Value, plus any applicable Surrender Charge.
In addition, upon payment of the Death Benefit associated with the Contract, the accrued Rider Charges will reduce the Death Benefit payable.
No Rider Charge will be imposed upon Annuitization or deducted after the Annuity Date.
On the date of automatic Step-Up of the Enhanced Death Benefit Base to the Contract Value, the effective annual Rider Charge may be increased, but will not be greater than the current charge applicable to the class of Contract Owners then electing the Rider or the maximum Rider Charge of 0.75%, and the increase will be no more than 0.15%.
The Contract Owner can reject the Rider Charge increase and thus terminate the Rider by sending, at least 30 days prior to a Contract Anniversary, a written request to the Company to do so.
Example
: Assume that the Enhanced Death Benefit Base is $100,000 at the beginning of the Contract Year and that in this Contract Year, there are no Subsequent Purchase Payments or withdrawals. The amount of the charge deducted each quarter will then be $100,000 x (0.35% / 4)*(days in quarter not including Leap Day / 91.25).
Assume that there are 92 days in the first Contract Quarter so the Rider Charge for this quarter will be $100,000 x (0.35% / 4) x (92 / 91.25) = $88.22
Investment Allocation Options
The Fixed Account
The Short-Term Fixed Account is not available if you purchased this Rider. Purchase Payments or transfers directed to the Short-Term Fixed Account will not be accepted.
The Separate Account
Currently, there are no investment allocation restrictions for the Contract Value allocated to the Separate Account if this Rider is purchased.
If the Company requires investment allocation restrictions in the future, or if there is a change to any existing restrictions, the Contract Owner will be notified in writing 60 days prior to the changes becoming effective. The new investment allocation restrictions will apply to existing and new purchasers of this benefit. If any investment allocation restrictions are required, the Company reserves the right to add or change the restrictions and the way they are administered in the future.
If you terminate the Rider, you will no longer be subject to investment allocation limitations and restrictions.
If the Guaranteed Income Rider, Accumulation Income Rider, or Guaranteed Minimum Accumulation Rider is purchased with the Enhanced Death Benefit Rider, you will be subject to the most restrictive limitations and requirements of the two stand-alone Riders.

Payment of Enhanced Death Benefit
The Rider will terminate upon the death of a sole Covered Life for a Single Life Guarantee, or the later death of both Covered Lives for a Joint Life Guarantee. The Death Benefit, including the Death Benefit Enhancement provided by this Rider, will then be distributed as described below.
The Enhanced Death Benefit is payable upon the death of the Covered Life under the Rider, or the later death of two Covered Lives with a Joint Life Guarantee. The amount payable is the Death Benefit Enhancement, which is the amount (capped at $1,000,000) by which the Enhanced Death Benefit Base exceeds the Standard Death Benefit payable under the Contract. The Death Benefit Enhancement amount is determined as of the date our Administrative Office receives proof of death of the Covered Life (both Covered Lives for a Joint Life Guarantee) such as a death certificate or other official document establishing death, and other documents required to process the payment.
If the Enhanced Death Benefit Base is less than or equal to the Standard Death Benefit, no Death Benefit Enhancement is payable. The maximum Death Benefit Enhancement amount we will pay is $1,000,000 (this cap will apply at the time the death benefit is calculated). The Death Benefit Enhancement will be payable before the Annuity Date or until the Contract Value reaches zero, if earlier.
Under a Single Life Guarantee:
If the sole Contract Owner is also the sole Annuitant and sole Covered Life, then:

(a)
Upon the death of the sole Contract Owner/Annuitant/Covered Life, the Standard Death Benefit, including any Death Benefit Enhancement payable under the Rider, will be paid to the Contract Owner’s Beneficiary. If permitted by federal law, a spouse of the deceased Contract Owner may exercise Spousal Step-In according to the terms of this Contract, but the Rider will terminate.

If the sole Contract Owner is not the sole Annuitant and Covered Life, then:

(a)
Upon Contract Owner’s death, Contract Value will be paid as a death settlement to the Contract Owner’s Beneficiary according to the terms of the Contract. The surviving Annuitant/Covered Life (as spousal Beneficiary) may also choose to exercise Spousal Step-In according to the terms of this Contract if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death), and the Rider will continue.

(b)
Upon Annuitant’s death, the Standard Death Benefit, including any Death Benefit Enhancement payable under the Rider, will be paid to the surviving Contract Owner, who is deemed to be sole primary Beneficiary under the Beneficiary provision of the Contract. A surviving spousal Contract Owner may also choose to exercise Spousal Step-In according to the terms of this Contract if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death), but the Rider will terminate.

(c)
Upon Annuitant’s death where the Contract Owner is an entity, the Standard Death Benefit, including any Death Benefit Enhancement payable under the Rider, will be paid to the Contract Owner’s Beneficiary.

If the Contract is jointly owned:

(a)
Upon death of a sole Annuitant who is the Covered Life under the Rider, the Standard Death Benefit, including any Death Benefit Enhancement payable under the Rider, will be paid to the surviving Contract Owner, who is deemed to be sole primary Beneficiary under the Beneficiary provision of the Contract. The surviving spousal Contract Owner may also choose to exercise Spousal Step-In according to the terms of this Contract if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death), but the Rider will terminate.

(b)
Upon death of the Contract Owner who is not the Annuitant and sole Covered Life, the surviving spousal Contract Owner, who is also the sole Annuitant and the Covered Life under the Rider, may continue the Contract and the Rider if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death). Surviving Contract Owner may also choose to receive the Contract Value as a death settlement.

Under a Joint Life Guarantee:
If the sole Contract Owner is the sole Annuitant, then:

(a)
Upon death of the Covered Life who is the sole Annuitant and the Contract Owner, the surviving Covered Life, as sole primary Beneficiary, may choose to receive the Standard Death Benefit (and thus terminate the Contract and the Rider) or continue the Contract (under Spousal Step-In) and the Enhanced Death Benefit Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

(b)
Upon death of the Covered Life who is designated as the Contingent Annuitant and who is not the Contract Owner, no death benefit is payable, and the Contract Owner may continue the Contract and the Rider as sole Annuitant and Covered Life.

If the sole Contract Owner is the Contingent Annuitant named in the Contract, then:

(a)
Upon death of the Annuitant who is not the Contract Owner, the surviving Contract Owner (as sole primary Beneficiary) may choose to receive the Standard Death Benefit (and thus terminate the Contract and the Rider). The Contract Owner who is also the surviving Covered Life, may instead become the Annuitant and continue the Contract and the Rider as-is.

(b)
Upon death of the Contract Owner who is also the Contingent Annuitant in the Contract, the surviving Covered Life, as sole primary Beneficiary, may choose to receive the Contract Value as a death settlement (and thus terminate the Contract and the Rider), or continue the Contract (under Spousal Step-In) and the Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

If there is only one Contract Owner and Joint Annuitants are named in the Contract:

(a)
Upon death of the Annuitant or Joint Annuitant who is also the Contract Owner, the surviving Covered Life, as sole primary Beneficiary, may choose to receive the Contract Value as a death settlement (and thus terminate the Contract and the Rider), or continue the Contract (under Spousal Step-In) and the Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death). The Standard Death Benefit is not payable until the later death of Annuitant and Joint Annuitant.

(b)
Upon death of the Covered Life who is not the Contract Owner and is named as Annuitant or Joint Annuitant, no death benefit is payable, and the Contract Owner may continue the Contract and Rider as sole Annuitant and Covered Life.

On a jointly owned Contract with a sole Annuitant:

(a)
Upon death of the sole Annuitant, the surviving Contract Owner, who is also the surviving Covered Life, as sole primary Beneficiary, may choose to receive the Standard Death Benefit (and thus terminate the Contract and the Rider), or continue the Contract (under Spousal Step-In) and the Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

(b)
Upon death of the Contract Owner named as Contingent Annuitant who is also a Covered Life, the surviving Covered Life, as sole primary Beneficiary, may choose to receive the Contract Value as a death settlement (and thus terminate the Contract and the Rider), or continue the Contract (under Spousal Step-In) and the Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

On a jointly owned Contract with Joint Annuitants:

(a)
Upon first death, the surviving Contract Owner who is also the surviving Annuitant and surviving Covered Life, as sole primary Beneficiary, may choose to receive the Contract Value (and thus terminate the Contract and the Rider), or continue the Contract (under Spousal Step-In) and the Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

(b)	Upon later death, the Standard Death Benefit, including any Death Benefit Enhancement payable under the Rider, will be paid to the Contract Owner’s Beneficiary(ies).
Removing the Enhanced Death Benefit Rider from your Contract
You can cancel the Enhanced Death Benefit Rider at any time on or after the first Contract Anniversary.
Termination of the Enhanced Death Benefit Rider
Upon the earliest of the following, the Enhanced Death Benefit Rider will be terminated, but the Contract will remain in force:

(1)	At any time on or after the first Contract Anniversary immediately following receipt by the Company of a written request by the Contract Owner to discontinue the Rider;

(2)	Upon a change in ownership (or assignment) of the Contract unless:

(a)	The new Contract Owner or assignee assumes full ownership of the Contract and is essentially the same person; or

(b)	The assignment is for the purposes of effectuating a 1035 exchange of the Contract;

(3)	Spousal Step-In of a Contract with a Single Life Guarantee upon the Contract Owner’s death (where the Contract Owner is the sole Covered Life); or

(4)	Annuitization under the Base Contract or, if applicable, Annuitization under the Guaranteed Income Rider or Accumulation Income Rider.
Charges for the Rider stop accruing, and any investment allocation restrictions cease upon Rider termination.
If the Contract is terminated, the Rider will also be terminated. Both the Contract and the Rider will terminate upon the earliest of:

(1)	Full surrender of the Contract;

(2)	A Death Benefit is paid as described in this Prospectus;

(3)	The Contract Value is reduced to zero; or

(4)	The Enhanced Death Benefit Base is reduced to zero.

Guaranteed Income Rider
Benefit Overview and Important Information
Benefit Overview
The Guaranteed Income Rider is an optional benefit for an additional cost that is designed to allow you to take withdrawals up to the Guaranteed Annual Withdrawal Amount regardless of the performance of the Investment Options even if the Contract Value reduces to zero for either:

1)	the lifetime of the last surviving Covered Life under the Lifetime Withdrawal Guarantee, or

2)
the earlier of the Standard Withdrawal Benefit Balance (explained below), the Guaranteed Income Benefit Base, and the Contract Value (or, after the Maximum Step-Up Age, the Standard Withdrawal Benefit Balance, and the Guaranteed Income Benefit Base) all reducing to zero or the lifetime of the last surviving Covered Life under the Standard Withdrawal Guarantee.

Regardless of which period is selected, the Guaranteed Annual Withdrawal Amount is based on a percentage of a Guaranteed Income Benefit Base. The specific percentage varies based on a number of factors, such as age and the Living Benefit Guarantee withdrawal option selected (and those percentages are discussed in the following sections). Withdrawals other than the Guaranteed Annual Withdrawal Amount could significantly reduce the values under the Rider and could terminate the Rider and the Contract.
In determining whether to select the Lifetime Withdrawal Guarantee or the Standard Withdrawal Guarantee, the Contract Owner should consider that: (a) the Lifetime Withdrawal Guarantee guarantees income for life regardless of how long the Covered Lives live and regardless of the performance of the Investment Options and the Standard Withdrawal Guarantee does not; (b) the Standard Withdrawal Guarantee provides a higher Guaranteed Annual Withdrawal Amount than the Lifetime Withdrawal Guarantee because you are giving up a guarantee of income for life in exchange for a potentially greater amount of income; and (c) the specific percentage used to determine the Guaranteed Annual Withdrawal Amount varies based on a number of factors (which are discussed in the following sections).
This Rider is appropriate for someone who is seeking guaranteed income, but also wants to stay invested in the securities market to allow for potentially higher growth in Contract Value and market
Step-Ups of the Guaranteed Income Benefit Base. Persons seeking guaranteed income should also consider the Accumulation Income Rider (discussed later in the prospectus), which provides a Lifetime Withdrawal Guarantee with market Step-Ups but no guaranteed growth, the possibility for higher lifetime withdrawal rates with the Effective Waiting Bonus, and other differences in features. More details on the Guaranteed Income Rider can be found below.
Important Information about the Rider:

•	The Rider is an optional benefit added to your Contract, for an additional charge; it provides various benefits described in this Prospectus.

•	The Rider is only available at issue on newly purchased Deferred Variable Annuity Contracts.

•	Termination of the Contract results in termination of this Rider. Termination of the Rider or the Contract will result in termination of guaranteed living benefit withdrawals.

•	The Rider Charges are non-refundable, whether or not you take withdrawals while the Rider is in effect.

•
All withdrawals, including the withdrawals taken while the Rider is in effect, reduce your Contract Value, death benefit and the Free Withdrawal Amount and could be subject to taxes, tax penalties, and Surrender Charges.

•	We will impose a surrender charge on withdrawals under the Rider that exceed the Free Withdrawal Amounts during the Surrender Charge Period.

•
All withdrawals, including the Free Withdrawal Amount, will be subject to the terms of the Rider. If the withdrawal amount is greater than the Free Withdrawal Amount (whether or not it is below the Guaranteed Annual Withdrawal Amount), it will be subject to Surrender Charges (See “Surrender Charge” subsection of — “What Are the Fees and Charges Under the Contract?” for details).

•	The Rider’s guarantee does not begin until the (younger) Covered Life has reached the eligible age of 55.

•
The Rider provides a contingent guarantee that may never come into effect because withdrawals taken while Contract Value is greater than zero are withdrawals of the Contract Owner’s own money, and the Company is only required to make guaranteed payments from its general account if and when the Contract Value is reduced to zero.

•
You may not allocate to the Short-Term Fixed Account under the terms of the Rider. The Company can change the investment allocation restrictions with 60 days prior notice to you, and may do so as a result of changes in the economic environment or for changes in the Investment Options available under the Contract.

•	Excess Withdrawals may reduce future benefits by more than the dollar amount of the Excess Withdrawal, and may result in one or more of the following:

(i)	a permanent reduction in your future Guaranteed Annual Withdrawal Amount;

(ii)	termination of the Rider;

(iii)	termination of the Contract.
To determine if your withdrawal would be considered an Excess Withdrawal and/or to find out what your Guaranteed Annual Withdrawal Amount would be after the Excess Withdrawal is taken, please contact Customer Service prior to requesting the withdrawal.

•
Withdrawals from Qualified Contracts during the Withdrawal Phase up to the amount of RMDs are not considered Excess Withdrawals and do not incur the adverse consequences of Excess Withdrawals under the Rider.

•	Amounts that may be paid under the Rider in excess of Contract Value are subject to the Company’s financial strength and claims-paying ability.
Purchasing the Guaranteed Income Rider with your Contract
At the time you purchase your Contract, you have the option to purchase a Guaranteed Income Rider for an additional charge. The Riders become effective on the Contract Date. This Rider may be purchased with the Enhanced Death Benefit Rider.
The Rider only covers natural person(s) named in the Contract, and the Covered Life(ves) (up to two) must be named at Contract issue.

Issue Age Requirements
The Single Life Guarantee is available only if the Covered Life is between the ages of 45 and 80 on the Contract Date. The Joint Life Guarantee is available only if, on the Contract Date, the older Covered Life is between the ages of 45 and 85, and the younger Covered Life is between the ages of 45 and 80. A Covered Life must always meet issue age requirements at time of designation. Issue age for the Rider is determined by the Age Nearest Birthday of the Covered Life(ves).
Owner/Annuitant Requirements
For a
Single Life Guarantee
to be issued, the Covered Life under the Rider must be the sole Annuitant. The Covered Life must also be a Contract Owner unless the Contract Owner is an entity. The Single Life Guarantee is not available if Joint Annuitants are named in the Contract. See “Appendix C — Owner / Annuitant Arrangements Permitted Under Riders” for examples.
For a
Joint Life Guarantee
to be issued, the first Covered Life must be the Annuitant and the second Covered Life must be the Contingent Annuitant or the Joint Annuitant. At least one Covered Life must be a Contract Owner, and any non-Owner Covered Life must be the sole primary Beneficiary. If Covered Lives are both Owners, they must be each other’s sole primary Beneficiary. A Joint Life Guarantee may be continued upon Contract Owner’s death only if permitted by federal law. A Joint Life Guarantee is not available if the Contract Owner is an entity. See “Appendix C — Owner / Annuitant Arrangements Permitted Under Riders” for examples.
Covered Life(ves) cannot be changed after the Contract Date, except under conditions outlined in “Replacing a Covered Life Under a Joint Life Guarantee” below.
Single and Joint Life Guarantees
The Rider can be purchased as a Single or Joint Life Guarantee. Under a Single Life Guarantee, all Rider features and benefits are measured using the age and lifetime of the sole Covered Life, who is also the sole Annuitant. Under a Joint Life Guarantee, all Rider features are measured using the age of the younger Covered Life, and all lifetime benefits are payable over the lifetime of the last survivor of the Covered Lives. You must specify both Covered Lives in the Application for a Joint Life Guarantee.
Converting a Single Life Guarantee to a Joint Life Guarantee
You cannot convert a Single Life Guarantee to a Joint Life Guarantee. You will not be able to add a Covered Life after the Contract Date.
Converting a Joint Life Guarantee to a Single Life Guarantee
If you have not started withdrawals under one of the Living Benefit Guarantee withdrawal options of the Rider, and provided that all Owner / Annuitant designation requirements outlined in the Contract are satisfied, you may convert a Joint Life Guarantee to a Single Life Guarantee under the following conditions:

•	Death of a Covered Life; or

•	Removal of a Covered Life by the Contract Owner(s).
Once the Rider is converted to a Single Life Guarantee, all Single Life Guarantee Rider features and benefits provided under the Rider will apply, and no additional Covered Life may be added in the future.
If you have started withdrawals under one of the Living Benefit Guarantee withdrawal options of the Rider, the Joint Life Guarantee cannot be converted to a Single Life Guarantee. The Covered Life can be removed from the Contract by the Contract Owner(s) (provided that all Owner / Annuitant requirements are satisfied), but the features and benefits provided under a Joint Life Guarantee will still apply.

Replacing a Covered Life Under a Joint Life Guarantee
If you have not started withdrawals under one of the Living Benefit Guarantee withdrawal options of the Rider, and provided that all Owner / Annuitant designation requirements outlined in the Contract are satisfied, a Covered Life may be replaced by the Contract Owner(s). All features and benefits of the Rider will be based on the age of the younger Covered Life (after replacement), and any Covered Life must also meet issue age requirements at time of designation.
If you have started withdrawals under one of the Living Benefit Guarantee withdrawal options of the Rider, the Covered Life cannot be replaced. The Covered Life can be removed from the Contract by the Contract Owner(s) (provided that all Owner / Annuitant designation requirements are satisfied), but no additional Covered Life may be added in the future, and the features and benefits provided under a Joint Life Guarantee would still apply.
Guaranteed Income Benefit Base
The Guaranteed Income Benefit Base is the amount used to determine the value of the Guaranteed Annual Withdrawal Amount for the Living Benefit Guarantee withdrawal options and is used to determine the Rider Charge. It cannot be withdrawn as a lump sum and is not payable as a death benefit.
How is the Guaranteed Income Benefit Base determined?
On the Contract Date, the Guaranteed Income Benefit Base is equal to the Purchase Payments received by the Company.
After the Contract Date,
the value of the Guaranteed Income Benefit Base is determined based on the Contract Phase (Deferral Phase or Withdrawal Phase).
In the Deferral Phase,
the Guaranteed Income Benefit Base increases by the dollar amount of each Subsequent Purchase Payment and decreases for Early Access Withdrawals by an amount at least equal to and possibly greater than the withdrawal (as described below under “Effect of Early Access Withdrawals on Guaranteed Income Benefit Base and Guaranteed Growth Base”).
Each year on the Contract Anniversary if the Guaranteed Growth Base exceeds the Guaranteed Income Benefit Base, the Guaranteed Income Benefit Base will be increased to equal the Guaranteed Growth Base, followed by evaluation of the Guaranteed Income Benefit Base for an Automatic Step-Up opportunity until the Maximum Step-Up Age.
Example: Assume that an individual at age 60 purchases the Contract with an Initial Purchase Payment of $100,000 and the Guaranteed Income Rider is purchased with the Contract. The initial Guaranteed Income Benefit Base at the time of purchase will be $100,000.
At the first Contract Anniversary, the Contract Value has increased to $110,000 as a result of market performance, and the Guaranteed Growth Base is $107,000. At that time, the Guaranteed Income Benefit Base will be increased to $110,000. During the next year, the Contract Owner makes an additional Purchase Payment of $10,000. This Purchase Payment will increase the Guaranteed Income Benefit Base by $10,000 and it will equal $120,000.
At the time you take your first Living Benefit Guarantee withdrawal:

1)
The Guaranteed Growth Base will be credited with a Guaranteed Growth Increase prorated for any partial year since the prior Contract Anniversary, if in the Guaranteed Growth Period. If the Guaranteed Growth Base exceeds the Guaranteed Income Benefit Base, the Guaranteed Income Benefit Base will be increased to equal the Guaranteed Growth Base.

2)	The Guaranteed Income Benefit Base will then be evaluated for a Step-Up to the Contract Value immediately prior to the first lifetime withdrawal, if prior to the Maximum Step-Up Age.
Example
: Assume that the Living Benefit Guarantee is exercised 73 days after the most recent Contract Anniversary and the Contract is in the Guaranteed Growth Period and has not reached the Maximum Step-Up Age. At this time the Guaranteed Growth Base is $107,000, the annual Guaranteed Growth Amount is $7,000, the Contract Value is $108,000, and the Guaranteed Income Benefit Base is $105,000.
The prorated Guaranteed Growth Amount for the partial year is $7,000* (73 / 365) = $1,400. The Guaranteed Growth Base at the time of the first withdrawal is increased to $107,000 + $1,400 = $108,400. Since the Guaranteed Growth Base is greater than the Guaranteed Income Benefit Base at the time of the first withdrawal, the Guaranteed Income Benefit Base is set equal to the Guaranteed Growth Base ($108,400). The Guaranteed Income Benefit Base is greater than the Contract Value so there is no Step-Up.
The Guaranteed Annual Withdrawal Amount will be calculated based on the Guaranteed Income Benefit Base at that time.
In the Withdrawal Phase,
each year on the Contract Anniversary until the Maximum Step-Up Age, the Guaranteed Income Benefit Base will continue to be evaluated for an Automatic Step-Up opportunity. The Guaranteed Income Benefit Base will continue to be increased by the dollar amount of each Subsequent Purchase Payment and will decrease for Excess Withdrawals by an amount at least equal to and possibly greater than the withdrawal.
The Maximum Guaranteed Income Benefit Base is $10,000,000.
Guaranteed Growth Increase of the Guaranteed Growth Base
On each Contract Anniversary, before the end of the Guaranteed Growth Period and if the Guaranteed Growth Base is greater than zero, the Company will credit a Guaranteed Growth Amount to the Guaranteed Growth Base. The Guaranteed Growth Base cannot be withdrawn as a lump sum and is not payable as a death benefit.
Guaranteed Growth Period
Guaranteed Growth Increases are only available during the Guaranteed Growth Period. This period will start on the Contract Date and will last as described below.
The Guaranteed Growth Period lasts until the earliest of (1), (2), or (3) where:

(1)	the (younger) Covered Life reaches the Maturity Age or the Annuity Date (if earlier);

(2)	the 10th Contract Anniversary since the Contract Date; and

(3)	the end of the Deferral Phase.
Guaranteed Growth Amount
The Guaranteed Growth Amount is a dollar amount which is credited to the Guaranteed Growth Base on each Contract Anniversary during the Guaranteed Growth Period. The Guaranteed Growth Amount is calculated by applying the Guaranteed Growth Rate to the Net Purchase Payments, adjusted for any Purchase Payments and Early Access Withdrawals throughout the Contract Year.

The Guaranteed Growth Amount will always be based on the Net Purchase Payments (see below), but added to the Guaranteed Growth Base.
Example
: Assume that the Initial Purchase Payment is $100,000. The initial Guaranteed Income Benefit Base at the time of purchase will be $100,000. A Subsequent Purchase Payment of $20,000 is made 73 days into the contract year, and an Early Access Withdrawal of $10,000 is made 292 days into the contract year. When the Early Access Withdrawal is taken, the Contract Value is greater than the Guaranteed Growth Base, so the reduction to the Guaranteed Growth Base is $10,000. On the first Contract Anniversary, the Guaranteed Growth Amount added to the Guaranteed Growth Base is $100,000 X 7.00% X 73/365 + $120,000 X 7.00% X 219/365 + $110,000 X 7.00% X 73/365 = $1,400 + $5,040 + $1,540 = $7,980. The Guaranteed Growth Base is increased to $110,000 + $7,980 = $117,980.
Guaranteed Growth Rate
The Guaranteed Growth Rate is the simple interest percentage used to determine the Guaranteed Growth Amount. The Guaranteed Growth Rate is 7.00%.
Net Purchase Payments
The Net Purchase Payments is the amount used to determine the annual Guaranteed Growth Amount and is equal to the sum of all Purchase Payments less any withdrawals on a dollar-for dollar basis. The Net Purchase Payments is separate from the Contract Value, the Guaranteed Income Benefit Base, and the Guaranteed Growth Base.
Automatic Step-Up of Guaranteed Income Benefit Base
An Automatic Step-Up of the Guaranteed Income Benefit Base is an increase of the Guaranteed Income Benefit Base to an amount equal to 100% of the Contract Value. On each Contract Anniversary until the Maximum Step-Up Age, your Guaranteed Income Benefit Base will be evaluated for an Automatic Step-Up opportunity. If the Contract Value at the time of evaluation is greater than the Guaranteed Income Benefit Base, the Guaranteed Income Benefit Base will automatically Step-Up to the Contract Value. In addition, if the Contract has entered the Withdrawal Phase, the Guaranteed Annual Withdrawal Amount will increase by the same percentage as the Guaranteed Income Benefit Base, unless you have chosen the Lifetime Withdrawal Guarantee and the Lifetime Withdrawal Rate is also increased (see the “Lifetime Withdrawal Rate after
Step-Up”
paragraph under “Withdrawal Options under the Rider — Lifetime Withdrawal Guarantee under the Living Benefit Guarantee” below).
Example
: Assume that on the first Contract Anniversary, the Guaranteed Income Benefit Base is $115,000 and the Contract Value is $120,000. Since the Contract Value is greater than the Guaranteed Increase Benefit Base, an Automatic Step-Up takes place and the Guaranteed Income Benefit Base is set equal to the Contract Value ($120,000).
Maximum Step-Up Age
The Maximum Step-Up Age is the later of 10 years or age 75 of the (younger) Covered Life.
Effect of Subsequent Purchase Payments
During the Deferral Phase, the Guaranteed Income Benefit Base and the Guaranteed Growth Base increase by the dollar amount of each Subsequent Purchase Payment. During the Withdrawal Phase, the Guaranteed Income Benefit Base continues to increase dollar-for-dollar with each Subsequent Purchase Payment.

Rider Charge
The Rider Charge is expressed as an annual percentage of the Guaranteed Income Benefit Base. One fourth of the annual Rider Charge will be multiplied by the average monthly Guaranteed Income Benefit Base for the quarter and this amount will be deducted on the last day of the Contract Year Quarter. Rider Charges will be deducted until the Annuity Date. The Rider Charge will be deducted from the Variable Investment Options pro-rata based on the Variable Investment Option allocation at the time of deduction.
Example
: Assume that the Guaranteed Income Benefit Base is $100,000 at the beginning of the Contract Year and that in this Contract Year, there are no Subsequent Purchase Payments or withdrawals, and the Rider Charge is 1.25%. The amount of the charge deducted each quarter will then be $100,000 x (1.25% / 4) x (days in quarter not including Leap Day / 91.25).
Assume that there are 92 days in the first Contract Quarter so the Rider Charge for this quarter will be $100,000 x (1.25% / 4) x (92 / 91.25) = $315.07.
If you make a full surrender of your Contract before the charges for any Riders are deducted, your Contract Value will be reduced by the accrued Rider Charges, plus any applicable Surrender Charge, on the date the Contract is surrendered.
In addition, upon payment of the Death Benefit associated with the Contract, the accrued Rider Charges will reduce the Death Benefit payable.
No Rider Charge will be imposed upon Annuitization, or deducted after the Annuity Date.
The Rider Charge for a Single Life Guarantee is 1.25%, and 1.40% for a Joint Life Guarantee. The maximum Rider Charge is 2.00% and the maximum Rider Charge Increase is 0.50%. Current and maximum Rider Charges, as well as the Maximum Charge Increases are summarized in the “Optional Benefit Expenses” subsection under “What Are the Fees and Charges Under the Contract?”
On the date of an Automatic Step-Up of the Guaranteed Income Benefit Base to the Contract Value, the effective annual Rider Charge may be increased, but by no more than the maximum Rider Charge Increase. The Rider Charge will not exceed the maximum Rider Charge. The Contract Owner will be notified 60 days before an applicable Rider Charge increase and can opt out of any future Rider Charge increases by sending a written request to the Company at least 30 days prior to a Contract Anniversary. If the Contract Owner opts out of the Rider Charge increase, no future increases in the current charge for the Rider will be made and all future Automatic Step-Ups of the Guaranteed Income Benefit Base will be suspended.
The Contract Owner may request a reinstatement of the Automatic Step-Ups of the Guaranteed Income Benefit Base by sending a written request to the Company, which must be received at least 30 days prior to a Contract Anniversary on which the reinstatement is requested to be effective. Future charges will be the same as the charges applied to the class of Contract Owners electing the benefit at that time. If a Contract Owner requests a reinstatement of the Automatic Step-Ups of the Guaranteed Income Benefit Base, the Rider Charge you will incur upon reinstatement will be equal to the current charges applied to the class of Contract Owners electing the benefit at that time. Such Rider Charge incurred upon reinstatement could result in an increase greater than the maximum Rider Charge increase amount (0.50%), but will never exceed the maximum Rider Charge (2.00%). Future Rider Charge increases will not be greater than 0.50%.
Contract Phases under the Rider — Overview
The Rider has two phases, the Deferral Phase, and the Withdrawal Phase. These phases are independent of the Accumulation Period and Annuity Payout Period of your Contract. As described in more detail below, the Withdrawal Phase begins when you begin withdrawals under the Living Benefit Guarantee. During the Deferral Phase, withdrawals – referred to as Early Access Withdrawal and described below — reduce the benefit base used to calculate Guaranteed Annual Withdrawal Amounts (sometimes by more than the amount of the withdrawal), whereas withdrawals during the Withdrawal Phase up to the Guaranteed Annual Withdrawal Amount do not reduce the benefit base.

We will impose a surrender charge on withdrawals under the Rider that exceed the Free Withdrawal Amounts during the Surrender Charge Period. Early Access Withdrawals could significantly reduce the Rider’s benefit and even terminate the Rider and the Contract.
As described above, the Guaranteed Growth Period ends with the Withdrawal Phase. Before beginning the Withdrawal Phase, Contract Owners should consider the impact on Guaranteed Annual Withdrawal Amounts and their overall financial and retirement goals.
I. Deferral Phase
Your Contract will stay in the Deferral Phase until you begin withdrawals under the Living Benefit Guarantee and enter the Withdrawal Phase. In the Deferral Phase (on or prior to the Annuity Date), you can take withdrawals that do not initiate the Withdrawal Phase of the Rider. Such withdrawals are called Early Access Withdrawals. Early Access Withdrawals reduce the applicable benefit base by the greater of the dollar amount of the withdrawal or a proportional reduction, which could significantly reduce the Rider’s benefit and even terminate the Rider and the Contract.
The Deferral Phase begins on the Contract Date and continues until the earliest of the following:

(a)
One of the Living Benefit Guarantee withdrawal options is exercised (Lifetime Withdrawal Guarantee and Standard Withdrawal Guarantee not available before Actual Age 55 is attained by the (younger) Covered Life),

(b)	The Contract Value is reduced to zero and the Living Benefit Guarantee is not available,

(c)	Annuitization upon the earlier of:

(1)	The Contract Value is reduced to zero and the Living Benefit Guarantee is available,

(2)	The (younger) Covered Life reaching Maturity Age or the Annuity Date (if earlier) and the Contract enters the Annuity Payout Period,

(d)	Termination of the Contract or Rider, or

(e)	The death of the sole Covered Life for a Single Life Guarantee, or the later death of both Covered Lives for a Joint Life Guarantee.
II. Withdrawal Phase
The period during which you take withdrawals under one of the Living Benefit Guarantee withdrawal options is called the Withdrawal Phase.
The Withdrawal Phase begins when you first begin living benefit withdrawals under one of the Living Benefit Guarantee withdrawal options and continues until the earliest of the following:

(a)	Termination of the Contract or Rider;

(b)	Annuitization upon the earlier of:

(1)	The Contract Value is reduced to zero;

(2)	The (younger) Covered Life reaching Maturity Age or the Annuity Date (if earlier) and the Contract enters the Annuity Payout Period;

(c)	The death of a sole Covered Life for a Single Life Guarantee, or the later death of both Covered Lives for a Joint Life Guarantee.

The Withdrawal Phase occurs during the Accumulation Period of the Contract prior to beginning the Annuity Payout Period. Lifetime Withdrawals and Standard withdrawals become available at Actual Age 55 of the (younger) Covered Life.
Withdrawal Options under the Rider — Overview
Withdrawals can be taken in both the Deferral and Withdrawal Phases. During both phases, Surrender Charges will apply if withdrawals exceed the Contract’s annual Free Withdrawal Amount. Surrender Charges are not a fixed amount. Please see “What Are the Fees and Charges Under the Contract? – Surrender Charge” for more details. Withdrawals are taxed at ordinary income tax rates, and may be subject to a tax penalty before age 59
1
⁄
2
. See “How Is the Contract Treated Under Federal Income Tax Law?” for more details.
Deferral Phase
You are permitted to take a withdrawal during the Deferral Phase that does not initiate the Living Benefit Guarantee and will keep the Contract in the Deferral Phase.
A withdrawal in the Deferral Phase is referred to as an Early Access Withdrawal and is described below. In particular, an Early Access Withdrawal reduces the Guaranteed Income Benefit Base and the Guaranteed Growth Base (sometimes by more than the withdrawal amount), which could significantly reduce the Rider’s benefit and even terminate the Rider and the Contract. This impact should be considered before taking a withdrawal during the Deferral Phase.
If you request a withdrawal before the covered life (or younger covered life for a Joint Life Guarantee) attains the age of 55, it will be automatically treated as an Early Access Withdrawal. If you request a withdrawal after the covered life (or younger covered life for a Joint Life Guarantee) attains the age of 55, you must request to remain in the Deferral Phase. If no written request is made, your Living Benefit Guarantee will be initiated and the Contract will move into the Withdrawal Phase.
Effect of Partial Annuitization
Partial Annuitization (available only in the Deferral Phase) will reduce the Guaranteed Income Benefit Base, the Guaranteed Growth Base, and the Contract Value in the same manner as Early Access Withdrawals (described above).
Effect of Early Access Withdrawals on Guaranteed Income Benefit Base and Guaranteed Growth Base
Early Access Withdrawals in the Deferral Phase reduce the Guaranteed Income Benefit Base and Guaranteed Growth Base by the greater of (a) and (b) where:

(a)	is the Early Access Withdrawal amount; and

(b)	is the Early Access Withdrawal amount multiplied by the ratio of (1) and (2) where:

(1)	is the applicable Base just prior to the Early Access Withdrawal; and

(2)	is the Contract Value just prior to the Early Access Withdrawal.
Example: Assume that the Guaranteed Income Benefit Base is equal to $100,000 and the Contract Value is $90,000. Assume an Early Access Withdrawal of $10,000 is taken.

The Guaranteed Income Benefit Base will be reduced by the greater of (a) and (b) where:

(a)	$10,000

(b)	$10,000 x ($100,000/$90,000) = $11,111
Since (b) is greater than (a), the Guaranteed Income Benefit Base will be reduced to $100,000 - $11,111 = $88,889.
Effect of Early Access Withdrawal on Contract Value
Early Access Withdrawals reduce the Contract Value by the dollar amount of the Early Access Withdrawal. If the amount of the Early Access Withdrawal exceeds the Free Withdrawal Amount, Surrender Charges will apply. There may be tax implications to taking withdrawals prior to age 59
1
⁄
2
. See “How Is the Contract Treated Under Federal Income Tax Law? for more details.”
Withdrawal Phase — Living Benefit Guarantee
Once the (younger) Covered Life has reached the eligible age of 55, for both the Standard Withdrawal Guarantee and the Lifetime Withdrawal Guarantee, you may exercise your Living Benefit Guarantee and enter the Withdrawal Phase.
Once withdrawals have started under the Living Benefit Guarantee, partial Annuitization is no longer available.
You must elect one of the withdrawal options at the time the Living Benefit Guarantee is exercised. You cannot change withdrawal options at any time after the election is requested.
Withdrawal Options under the Rider — Lifetime Withdrawal Guarantee under the Living Benefit Guarantee
Under the Lifetime Withdrawal Guarantee, the Company guarantees withdrawals up to the Guaranteed Annual Withdrawal Amount (based on the Guaranteed Income Benefit Base) for the lifetime of the Covered Life (with a Single Life Guarantee), or for the lifetime of the last surviving Covered Life (with a Joint Life Guarantee).
Calculating Lifetime Withdrawals Guaranteed Annual Withdrawal Amount
You may take withdrawals annually up to the Guaranteed Annual Withdrawal Amount, which is calculated on every Contract Anniversary and is equal to the Lifetime Withdrawal Rate (see below) multiplied by the Guaranteed Income Benefit Base.
If the Guaranteed Annual Withdrawal Amount is greater than the Free Withdrawal Amount, Surrender Charges will apply (see “What Are the Fees and Charges Under the Contract?” for details).
Lifetime Withdrawal Rate
The Lifetime Withdrawal Rate is used to determine the amount of the Guaranteed Annual Withdrawal Amount under the Lifetime Withdrawal Guarantee. For a Single Life Guarantee, the Actual Age of the Covered Life at the time the Lifetime Withdrawal Guarantee is first exercised determines the Lifetime Withdrawal Rate. For a Joint Life Guarantee, the Actual Age of the younger Covered Life at the time the Lifetime Withdrawal Guarantee is first exercised determines the Lifetime Withdrawal Rate.

Actual Age at the Start of Withdrawal Phase		Lifetime Withdrawal Rate for Single Life Guarantee	Lifetime Withdrawal Rate for Joint Life Guarantee
At Least	But Less Than
55	60	4.00%	3.50%
60	65	4.60%	4.10%
65	70	5.80%	5.30%
70	75	6.00%	5.50%
75 and over		6.25%	5.75%
Example
: Assume that an individual at age 64 exercises the Lifetime Withdrawal Guarantee and at the time the Guarantee is exercised, the Guaranteed Income Benefit Base is $200,000. On the Contract Anniversary, the Guaranteed Annual Withdrawal Amount is calculated to be $200,000 x 4.60% = $9,200.
Lifetime Withdrawal Rate after Step-Up
If an Automatic Step-Up of the Guaranteed Income Benefit Base occurs during the Withdrawal Phase under the Lifetime Withdrawal Guarantee, the Contract is eligible to receive the Lifetime Withdrawal Rate for the current age of the (younger) Covered Life.
Example
: Assume that an individual at age 64 exercises the Lifetime Withdrawal Guarantee. Their Lifetime Withdrawal Rate is 4.60%. An Automatic Step-Up is exercised one year later when the individual is at age 65 and the Guaranteed Income Benefit Base is increased to $210,000, and the Lifetime Withdrawal Rate for a 65 year old is 5.80%. On the Contract Anniversary, the Guaranteed Annual Withdrawal Amount is now $210,000 x 5.80% = $12,180.
Effect of Withdrawals On Guaranteed Income Benefit Base
If less than or none of the Guaranteed Annual Withdrawal Amount is taken in any given Contract Year, any unused portion of the Guaranteed Annual Withdrawal Amount cannot be carried over to any future Contract Years.
If total withdrawals in a Contract Year during the Withdrawal Phase do not exceed the Guaranteed Annual Withdrawal Amount, the Guaranteed Income Benefit Base will not be reduced.
Effect of Withdrawals more than Guaranteed Annual Withdrawal Amount (Excess Withdrawals)
In each Contract Year, when there is Contract Value remaining, you may withdraw more than the Guaranteed Annual Withdrawal Amount in effect at the time of the withdrawal request, up to the current Contract Value.
Excess Withdrawals.
Any portion of a withdrawal that causes cumulative withdrawals in a given Contract Year to exceed the Guaranteed Annual Withdrawal Amount is referred to as an Excess Withdrawal. An Excess Withdrawal could significantly reduce your Guaranteed Income Benefit Base by more than the dollar amount of your Excess Withdrawal. Excess Withdrawals will also reduce the amount of the future Guaranteed Annual Withdrawal Amount, which could significantly reduce the Rider’s benefit and even terminate the Rider and the Contract.
Excess Withdrawal
Amount = Total Withdrawal —
remaining portion of the Guaranteed Annual Withdrawal Amount (prior to the withdrawal)
Any time an Excess Withdrawal is taken, the Guaranteed Income Benefit Base will be reduced by the greater of (a) and (b), where:

(a)	is the Excess Withdrawal Amount; and

(b)	is the Excess Withdrawal Amount multiplied by the ratio of (1) to (2), where:

(1)	is the Guaranteed Income Benefit Base immediately prior to the Excess Withdrawal; and

(2)	is the difference between (i) and (ii), where:

(i)	is the Contract Value immediately prior to the Excess Withdrawal; and

(ii)	is the Guaranteed Annual Withdrawal Amount remaining prior to the Excess Withdrawal.
Example
: Assume that the Guaranteed Annual Withdrawal Amount is $6,800 and a $11,800 withdrawal is taken. The Excess Withdrawal Amount is $11,800—$6,800 = $5,000.
If the Guaranteed Income Benefit Base is $200,000 and the Contract Value is $150,000, the Guaranteed Income Benefit Base will be reduced by the greater of (a) and (b), where:

(a)	$5,000

(b)	$5,000 x (($200,000) / ($150,000—$6,800)) = $6,983.24
Since (b) is greater than (a), the Guaranteed Income Benefit Base will be reduced to $200,000 - $6,983.24 = $193,016.76.
If the Guaranteed Income Benefit Base is reduced by an Excess Withdrawal, the Guaranteed Annual Withdrawal Amount will be reduced on the Contract Anniversary following the Excess Withdrawal.
At the time you request the withdrawal (whether over the telephone or via a withdrawal form provided by the Company), the Company will provide information necessary to determine if the requested withdrawal amount would result in Excess Withdrawal treatment and thus reduce the Guaranteed Income Benefit Base as well as the Guaranteed Annual Withdrawal Amount. The Contract Owner may also contact the Company’s Customer Service at any time during business hours to determine whether a contemplated withdrawal would result in Excess Withdrawal treatment.
If the Guaranteed Annual Withdrawal Amount remaining immediately prior to the withdrawal is greater than the Contract Value immediately prior to the withdrawal, no Excess Withdrawal is paid. The Contract Owner will receive the Guaranteed Annual Withdrawal Amount remaining and the Contract will be annuitized under the terms outlined in the “Effect of Contract Value Reducing to Zero” subsection below.
Withdrawal Options under the Rider — Standard Withdrawal Guarantee under the Living Benefit Guarantee Standard Withdrawal Guarantee
Under the Standard Withdrawal Guarantee, the Company guarantees withdrawals up to the Guaranteed Annual Withdrawal Amount (based on the Guaranteed Income Benefit Base) until the earlier of the Standard Withdrawal Benefit Balance, the Guaranteed Income Benefit Base, and the Contract Value (or, after the Maximum Step-Up Age, the Standard Withdrawal Benefit Balance, and the Guaranteed Income Benefit Base) all reducing to zero or the lifetime of the last surviving Covered Life.
The Standard Withdrawal Guarantee does not provide a lifetime benefit
. The Standard Withdrawal Benefit Balance cannot be withdrawn and is not payable as a death benefit.
Guaranteed Annual Withdrawal Amount
You may take withdrawals annually up to the Guaranteed Annual Withdrawal Amount, which is calculated on every Contract Anniversary and is equal to the Standard Withdrawal Rate (see below) multiplied by the Guaranteed Income Benefit Base.

If the Guaranteed Annual Withdrawal Amount is greater than the Free Withdrawal Amount, Surrender Charges will apply (see “What Are the Fees and Charges Under the Contract?” for details).
Standard Withdrawal Rate
The Standard Withdrawal Rate is used to determine the amount of the Guaranteed Annual Withdrawal Amount under the Standard Withdrawal Guarantee, and is equal to the Standard Withdrawal Rate selected by the Contract Owner at the time the Standard Withdrawal Guarantee is elected.
The available Standard Withdrawal Rates for ages 55 and over are 6.00% and 7.00%.
To elect the Standard Withdrawal Guarantee, the Standard Withdrawal Rate chosen must be at least 0.50% (the Standard Withdrawal Rate Threshold) greater than the applicable Lifetime Withdrawal Rate. The Standard Withdrawal Rate Threshold is included in the determination of eligible Standard Withdrawal Rates to prioritize taking the Lifetime Withdrawal Guarantee when the withdrawal rates under the two options are similar.
Example
: Assume that an individual at age 64 exercises the Standard Withdrawal Guarantee and that the applicable Lifetime Withdrawal Rate at this time is 4.60%. The Available Standard Withdrawal Rates are those greater than or equal to (4.60% + 0.50%) = 5.10% so the Available Standard Withdrawal Rates are 6.00% and 7.00%.
Standard Withdrawal Benefit Balance
The Standard Withdrawal Benefit Balance is used to determine how long the benefit will last under the Standard Withdrawal Guarantee. The Standard Withdrawal Benefit Balance is established at the time you enter the Withdrawal Phase under the Standard Withdrawal Guarantee, and is set equal to the Guaranteed Income Benefit Base at this time. The Standard Withdrawal Benefit Balance will increase dollar-for-dollar with each Subsequent Purchase Payment and will decrease for withdrawals as described below. The Standard Withdrawal Benefit Balance will Step-Up to the Contract Value at the time of an Automatic Step-Up of the Guaranteed Income Benefit Base to the Contract Value (if applicable).
Effect of Withdrawals on Standard Withdrawal Benefit Balance
During each Contract Year, your Standard Withdrawal Benefit Balance will be reduced for withdrawals as follows:

•
For as long as cumulative withdrawals in the Contract Year are less than or equal to the Guaranteed Annual Withdrawal Amount, the Standard Withdrawal Benefit Balance will be reduced by the dollar amount of the withdrawal taken, up to the Guaranteed Annual Withdrawal Amount.

•
If cumulative withdrawals in the Contract Year exceed the Guaranteed Annual Withdrawal Amount, the Standard Withdrawal Benefit Balance will be reduced as outlined below for any Excess Withdrawals at the time the Excess Withdrawal is taken.

Example
: Assume that the Standard Withdrawal Benefit Balance is $180,000 and the Guaranteed Annual Withdrawal Amount for the Contract Year is $10,000. A cumulative withdrawal of $9,000 is taken in that Contract Year. Since the cumulative withdrawal taken is less than the Guaranteed Annual Withdrawal Amount, the Standard Withdrawal Benefit Balance will be reduced to $180,000 - $9,000 = $171,000.
Effect of Withdrawals that are more than Guaranteed Annual Withdrawal Amount (Excess Withdrawals) on the Standard Withdrawal Benefit Balance.
In each Contract Year, when there is Contract Value remaining, you may withdraw more than the Guaranteed Annual Withdrawal Amount in effect at the time of the withdrawal request, up to the current Contract Value.

Excess Withdrawals.
Any portion of a withdrawal that causes cumulative withdrawals in a given Contract Year to exceed the Guaranteed Annual Withdrawal Amount is referred to as an Excess Withdrawal. An Excess Withdrawal could significantly reduce your Guaranteed Income Benefit Base by more than the dollar amount of your Excess Withdrawal. Excess Withdrawals will also reduce the amount of the future Guaranteed Annual Withdrawal Amount, which could significantly reduce the Rider’s benefit and even terminate the Rider and the Contract.
Excess Withdrawal Amount = Total Withdrawal — remaining portion of the Guaranteed Annual Withdrawal Amount (prior to the withdrawal)
Any time an Excess Withdrawal is taken, the Standard Withdrawal Benefit Balance will be reduced by the greater of (a) and (b), where:

(a)	is the Excess Withdrawal Amount, and

(b)	is the Excess Withdrawal Amount multiplied by the ratio of (1) to (2), where:

(1)	is the difference between (i) and (ii), where:

(i)	is the Standard Withdrawal Benefit Balance immediately prior to the Excess Withdrawal, and

(ii)	is the Guaranteed Annual Withdrawal Amount remaining prior to the Excess Withdrawal, and

(2)	is the difference between (i) and (ii), where:

(i)	is the Contract Value immediately prior to the Excess Withdrawal, and

(ii)	is the Guaranteed Annual Withdrawal Amount remaining prior to the Excess Withdrawal.
Example
: Assume that the Standard Withdrawal Benefit Balance is $180,000, the Contract Value is $150,000, and the Guaranteed Annual Withdrawal Amount is $10,000. Assume a withdrawal of $15,000 is taken resulting in an Excess Withdrawal Amount of $15,000
–
 $10,000 = $5,000.
The Standard Withdrawal Benefit Balance will be reduced by the greater of (a) and (b), where:
(a) $5,000
(b) $5,000 x (($180,000
–
 $10,000) / ($150,000
–
 $10,000)) = $6,071.43
Since (b) is greater than (a), the Standard Withdrawal Benefit Balance will be reduced to $180,000 - $6,071.43 = $173,928.57.
Effect of Standard Withdrawals on Guaranteed Income Benefit Base
If less than or none of the Guaranteed Annual Withdrawal Amount is taken in any given Contract Year, any unused portion of the Guaranteed Annual Withdrawal Amount cannot be carried over to any future Contract Years.
If total withdrawals in a Contract Year during the Withdrawal Phase do not exceed the Guaranteed Annual Withdrawal Amount, the Guaranteed Income Benefit Base will not be reduced.

Effect of Withdrawals more than Guaranteed Annual Withdrawal Amount (Excess Withdrawals) on the Guaranteed Income Benefit Base.
Any time an Excess Withdrawal is taken, the Guaranteed Income Benefit Base will be reduced by the greater of (a) and (b), where:

(a)	is the Excess Withdrawal Amount, and

(b)	is the Excess Withdrawal Amount multiplied by the ratio of (1) to (2), where:

(1)	is the Guaranteed Income Benefit Base immediately prior to the Excess Withdrawal, and

(2)	is the difference between (i) and (ii), where:

(i)	is the Contract Value immediately prior to the withdrawal, and

(ii)	is the Guaranteed Annual Withdrawal Amount remaining prior to the withdrawal.
Example
: Assume that the Guaranteed Annual Withdrawal Amount is $6,800 and a $11,800 withdrawal is taken. The Excess Withdrawal Amount is $11,800
–
 $6,800 = $5,000.
If the Guaranteed Income Benefit Base is $200,000 and the Contract Value is $150,000, the Guaranteed Income Benefit Base will be reduced by the greater of (a) and (b), where:

(a)	$5,000

(b)	$5,000 x (($200,000) / ($150,000 – $6,800)) = $6,983.24
Since (b) is greater than (a), the Guaranteed Income Benefit Base will be reduced to $200,000
–
$6,983.24 = $193,016.76.
If the Guaranteed Income Benefit Base is reduced by an Excess Withdrawal, the Guaranteed Annual Withdrawal Amount will be recalculated on the next Contract Anniversary.
At the time the withdrawal is requested by the Contract Owner (whether over the telephone or via a withdrawal form provided by the Company), the Company will provide information necessary to determine if the requested withdrawal amount would result in an Excess Withdrawal treatment and thus reduce the Guaranteed Income Benefit Base as well as the Guaranteed Annual Withdrawal Amount. The Contract Owner may also contact the Company’s Customer Service at any time during business hours to determine whether a contemplated withdrawal would result in Excess Withdrawal treatment.
If the Guaranteed Annual Withdrawal Amount remaining immediately prior to the withdrawal is greater than the Contract Value immediately prior to the withdrawal, no Excess Withdrawal is paid. The Contract Owner will receive the Guaranteed Annual Withdrawal Amount remaining and the Contract will be annuitized under the terms outlined in the “Effect of Contract Value Reducing to Zero” subsection below.
Effect of Standard Withdrawal Benefit Balance Reducing to Zero.
If the Standard Withdrawal Benefit Balance reduces to zero, and both the Contract Value and Guaranteed Income Benefit Base are greater than zero, the Standard Withdrawal Benefit Balance will be reset to the Contract Value, and the Guaranteed Income Benefit Base will be reset to the Contract Value on the next Contract Anniversary, unless the Contract Owner sends a written notice to the Company with the request to terminate the Rider. Upon this reset, the Guaranteed Annual Withdrawal Amount will be recalculated, and the Guarantee will continue based on recalculated values. If prior to the Maximum Step-Up Age, the Standard Withdrawal Benefit Balance and the Guaranteed Income Benefit Base both reduce to zero, and the Contract Value is greater than zero, the Standard Withdrawal Benefit Balance and Guaranteed Income Benefit Base will be reset to the Contract Value on the next Contract Anniversary. If the Standard Withdrawal Benefit Balance and the Guaranteed Income Benefit Base both reduce to zero after the Maximum Step-Up Age, the Rider will be terminated. If the Standard Withdrawal Benefit Balance reduces to zero, and the Contract Value also reduces to zero, the Contract will be terminated.
Guaranteed Annual Withdrawal Amount in the final year.
In the final year that the Standard Withdrawal Guarantee is active (
i.e.
, the Standard Withdrawal Benefit Balance will reduce to zero by the end of the year as a result of withdrawals), a reduction to the Guaranteed Annual Withdrawal Amount may apply. If, at Contract Anniversary, the Standard Withdrawal Benefit Balance is less than the Guaranteed Annual Withdrawal Amount, the Guaranteed Annual Withdrawal Amount will then be reduced to the Standard Withdrawal Benefit Balance.
Example
: Assume that at the start of the Contract Year, the Standard Withdrawal Benefit Balance is $9,000 and the Guaranteed Annual Withdrawal Amount is $9,642.86. Since the Standard Withdrawal Benefit Balance is less than the Guaranteed Annual Withdrawal Amount, the Guaranteed Annual Withdrawal Amount will be reduced to $9,000.
Systematic Withdrawals
Systematic withdrawals may be taken under any of the withdrawal options. The maximum systematic withdrawal amount in the Deferral Phase is the amount available under the Free Withdrawal provision of the Contract. Systematic withdrawals can be taken for the full Guaranteed Annual Withdrawal Amount in the Withdrawal Phase, even if it exceeds the Free Withdrawal Amount, but Surrender Charges will apply once the Free Withdrawal Amount has been depleted.
Systematic withdrawals during the Deferral Phase are considered Early Access Withdrawals and they could significantly reduce the Guaranteed Income Benefit Base and the Guaranteed Growth Base and even terminate the Rider and the Contract. Contract Owners should discuss the advisability of taking systematic withdrawals during the Deferral Phase with their financial professional.
Required Minimum Distributions and the Guaranteed Income Rider
If you are obligated to take RMDs (due to IRS rules), and your Contract has been in effect through at least one calendar year-end, you can elect RMD withdrawals. You may elect to take your distributions as a one-time or systematic withdrawal. The Company will automatically calculate your distribution each calendar year-end. RMD calculations will be limited to your Contract only.
During any given Contact Year, you are entitled to receive, free of Surrender Charge, the entire RMD amount, or the entire Free Withdrawal Amount, whichever is greater, but not both.
Required Minimum Distributions in the Deferral Phase
In order to receive the RMDs from the Contract in the Deferral Phase without initiating the Living Benefit Guarantee, the Company must receive a request to take RMDs as Early Access Withdrawals. The Contract will then remain in the Deferral Phase until the Company receives the request to enter the Withdrawal Phase. Each RMD will reduce the Guaranteed Income Benefit Base and the Guaranteed Growth Base.
RMDs could significantly reduce the values under the Rider, perhaps by more than the amount of the withdrawal, and could terminate the Rider and the Contract. Contract Owners should discuss the advisability of taking RMDs during the Deferral Phase with their financial professional.

Required Minimum Distributions in the Withdrawal Phase
RMD withdrawals in the Withdrawal Phase are subject to more favorable Excess Withdrawal treatment. Such treatment is contingent on your acceptance of the Company’s calculations of the RMD amounts, and RMD calculations will be limited to your Contract only.
In the Withdrawal Phase under the Standard Withdrawal Guarantee, upon receipt by the Company of the written notification of the election of RMD withdrawals, the benefit will be treated as follows:

•
Every Contract Year the Guaranteed Annual Withdrawal Amount will be calculated as outlined above. This amount will not be changed based on the RMD requirement (which will be calculated every calendar year-end).

•	If the RMD amount is greater than the Guaranteed Annual Withdrawal Amount:

•	Standard Withdrawal Benefit Balance will be reduced by the dollar amount of withdrawals up to the RMD;

•	Guaranteed Income Benefit Base will not be reduced for withdrawals up to the RMD amount;

•	Withdrawals in excess of RMD Amount will be treated as Excess Withdrawals.
Example
: Assume that the Guaranteed Income Benefit Base is $200,000, the Standard Withdrawal Benefit Balance is $180,000, the Contract Value is $150,000, the Guaranteed Annual Withdrawal Amount is $10,000, and the RMD for the year is calculated to be $15,000. A $15,000 withdrawal directed as an RMD withdrawal is taken. Although the withdrawal is greater than the Guaranteed Annual Withdrawal Amount, there is no Excess Withdrawal because the withdrawal is an RMD.
The Guaranteed Income Benefit Base is not reduced and remains at $200,000. The Standard Withdrawal Benefit Balance will be reduced to $180,000
–
 $15,000 = $165,000. The Contract Value will be reduced to $150,000
–
 $15,000 = $135,000.
In the Withdrawal Phase under the Lifetime Withdrawal Guarantee, upon receipt by the Company of the written notification of the election of RMD withdrawals, the benefit will be treated as follows:

•
Every Contract Year the Guaranteed Annual Withdrawal Amount will be calculated as outlined above. This amount will not be changed based on the RMD requirement (which will be calculated every calendar year-end).

•	If the RMD amount is greater than the Guaranteed Annual Withdrawal Amount:

•	Guaranteed Income Benefit Base will not be reduced for withdrawals up to the RMD amount;

•	Withdrawals in excess of RMD Amount will be treated as Excess Withdrawals.
Example
: Assume that the Guaranteed Income Benefit Base is $200,000, the Contract Value is $150,000, the Guaranteed Annual Withdrawal Amount is $10,000, and the RMD for the year is calculated to be $15,000. A $15,000 withdrawal directed as an RMD withdrawal is taken. Although the withdrawal is greater than the Guaranteed Annual Withdrawal Amount, there is no Excess Withdrawal because the withdrawal was an RMD.
The Guaranteed Income Benefit Base is not reduced and remains at $200,000. The Contract Value is reduced to $150,000
–
 $15,000 = $135,000.

If your RMD amount exceeds your Guaranteed Annual Withdrawal Amount, you will have to withdraw more than the Guaranteed Annual Withdrawal Amount. Any RMD amount that is not taken as required will be subject to an imposition of the 25% excise tax as prescribed by federal law. RMD amounts may include a percentage of the value of all benefits under the Contract, which may include the present value of benefits under the Guaranteed Income Rider and other Contract provisions. RMDs from an IRA are always taxable.
Section 72 (q)/(t) Considerations
If a withdrawal is taken from the annuity before age 59
1
⁄
2
, the IRS generally imposes a 10% early withdrawal penalty on such distributions. However, substantially equal periodic payments under Code Section 72(q)/72(t) are exempt from the 10% penalty tax on early distributions. If you choose to exercise this option, you will be required to irrevocably choose one of the three acceptable methods (as defined by IRS guidance) and receive these payments until the later of five years or attainment of age 59
1
⁄
2
.
If you wish to take withdrawals under Code Sections 72(q) or 72(t) (“Section 72 (q)/(t)”) prior to age 59
1
⁄
2
, you may do so systematically. If Living Benefit Withdrawals are available to you (based on the Actual Age of the (younger) Covered Life), your Lifetime Withdrawal Guarantee will be exercised, and the Contract will move into the Withdrawal Phase. If you do not wish to exercise your Living Benefit Guarantee, at the time the withdrawal is requested, you must request that the withdrawal be treated as an Early Access Withdrawal. The Contract will then remain in the Deferral Phase. If you are not yet eligible for the Lifetime Withdrawal Guarantee at the time the withdrawal is requested, the Section 72 (q)/(t) withdrawal will be automatically treated as an Early Access Withdrawal.
Section 72 (q)/(t) withdrawals do not receive any special treatment under the Rider. If you take them as Early Access Withdrawals, the Guaranteed Income Benefit Base will be reduced. If Section 72 (q)/(t) withdrawals are taken under the Living Benefit Guarantee and the amount of the withdrawal exceeds the Guaranteed Annual Withdrawal Amount, it will be subject to an Excess Withdrawal treatment.
At the end of your Section 72 (q)/(t) withdrawal period, withdrawal options are available to you if you wish to continue receiving distributions. You will be contacted in writing about your withdrawal options. If no response is received, distributions will end after your last Section 72 (q)/(t) payment.
Investment Allocation Options
The Fixed Account
The Short-Term Fixed Account is not available if you elected this Rider. Purchase Payments or transfers directed to the Short-Term Fixed Account will not be accepted.
The Separate Account
Currently, there are no investment allocation restrictions for the Contract Value allocated to the Separate Account if this Rider is purchased.
If the Company requires investment allocation restrictions in the future, or if there is a change to any existing restrictions, the Contract Owner will be notified in writing 60 days prior to the changes becoming effective. The new investment allocation restrictions will apply to existing and new purchasers of this benefit. If any investment allocation restrictions are required, the Company reserves the right to add or change the restrictions and the way they are administered in the future. If you terminate the Rider, you will no longer be subject to investment allocation limitations and restrictions.
If the Enhanced Death Benefit Rider is purchased with the Guaranteed Income Rider, you will be subject to the most restrictive limitations and requirements of the two stand-alone Riders.

Effect of Guaranteed Income Benefit Base Reducing to Zero
If the Guaranteed Income Benefit Base reduces to zero prior to the Maximum Step-Up Age, and the Contract Value is greater than zero, the Guaranteed Income Benefit Base will be reset to the Contract Value on the next Contract Anniversary, unless the Contract Owner sends a written notice to the Company requesting to terminate the Rider. Upon this reset, the Guaranteed Annual Withdrawal Amount will be recalculated (the reset Guaranteed Income Benefit Base times the Lifetime Withdrawal Rate or Standard Withdrawal Rate, whichever is applicable), and the guarantee will continue based on the recalculated values. If the Guaranteed Income Benefit Base reduces to zero after the Maximum Step-Up Age, the Rider will terminate.
If the Guaranteed Income Benefit Base reduces to zero, and the Contract Value also reduces to zero, the Contract will be terminated.
Effect of Contract Value Reducing to Zero
No Subsequent Purchase Payments will be accepted once the Contract Value is reduced to zero.
If the Contract Value reduces to zero in the
Deferral Phase
:

•
If the Guaranteed Income Benefit Base is greater than zero and the Covered Life (or younger Covered Life for a Joint Life Guarantee) has attained the age of 55, the Contract will be annuitized using the Lifetime Withdrawal Guarantee. The Guaranteed Annual Withdrawal Amount will be determined based on the Guaranteed Income Benefit Base at the time of Annuitization and the then applicable Lifetime Withdrawal Rate (based on age of the (younger) Covered Life).

•
If the Guaranteed Income Benefit Base is greater than zero but the Covered Life (or younger Covered Life for a Joint Life Guarantee) has not attained the age of 55, the Rider and the Contract will be terminated.

•
If the Guaranteed Income Benefit Base also goes to zero, the Rider and the Contract will be terminated. The Guaranteed Income Benefit Base could only reduce to zero as a result of Early Access Withdrawals and/ or Excess Withdrawals.

If the Contract Value reduces to zero in the
Withdrawal Phase under the Standard Withdrawal Guarantee
:

•
If the Standard Withdrawal Benefit Balance is greater than zero, the Contract will be annuitized at the Guaranteed Annual Withdrawal Amount using the Guaranteed Income Benefit Base at the time of Annuitization and the Standard Withdrawal Rate. Payments will continue until the Standard Withdrawal Benefit Balance is reduced to zero or for the lifetime of the last surviving Covered Life(ves) (whichever ends earlier).

•	If the Standard Withdrawal Benefit Balance also reduces to zero, the Contract will be terminated.
If the Contract Value reduces to zero in the
Withdrawal Phase under the Lifetime Withdrawal Guarantee
:

•
If the Guaranteed Income Benefit Base is greater than zero, the Contract will be annuitized at the Guaranteed Annual Withdrawal Amount using the Guaranteed Income Benefit Base at the time of Annuitization and the Lifetime Withdrawal Rate. Payments will continue for the lifetime of the Covered Life(ves).

•
If the Guaranteed Income Benefit Base also reduces to zero, the Contract will be terminated. The Guaranteed Income Benefit Base could only reduce to zero as a result of Early Access Withdrawals and/ or Excess Withdrawals.

What happens on the Annuity Date under the Rider?
The Annuity Date is specified in your Contract, and may be changed by your written request. On the Annuity Date, the Contract Value must be annuitized.
If the Guaranteed Income Rider is in effect on the Annuity Date described in your Contract, you will be offered an Annuitization option which guarantees annuity payments in an amount at least equal to your Guaranteed Annual Withdrawal Amount. You may choose among the following options at Annuitization:

(1)	Surrender the Contract and receive a Surrender Value;

(2)	Apply the Contract Value to any of the Annuity options described in the “Annuity Options” section of the Contract;

(3)	Annuitize your Contract under the terms of the Rider.
If the Contract is surrendered or if the Contract Value is applied to an Annuity option described in the Contract, the Living Benefit Guarantee will terminate. If the Contract is annuitized under the terms of the Rider, the annuity payments will continue according to the elected Living Benefit Guarantee withdrawal option.
Annuitization under the terms of the Rider.
Under the terms of the Rider, if both the Contract Value and the Guaranteed Income Benefit Base are greater than zero on the Annuity Date, your Contract will be annuitized as follows:

•
If the Contract is in the
Deferral Phase
as of the Annuity Date, and the Lifetime Withdrawal Guarantee is available based on the age of the (younger) Covered Life, it will be annuitized under the Lifetime Withdrawal Guarantee at the Guaranteed Annual Withdrawal Amount using the Lifetime Withdrawal Rate applicable at the time of Annuitization. This amount will be payable during the lifetime of the last surviving Covered Life.

•
If the Contract is in the
Deferral Phase
as of the Annuity Date, but the Lifetime Withdrawal Guarantee is not available based on the age of the (younger) Covered Life and the Standard Withdrawal Guarantee is not available based on the age of the (younger) Covered Life, the Contract will be annuitized according to the terms of the Contract.

•
If the Contract has entered the Withdrawal Phase under the
Lifetime Withdrawal Guarantee
, it will be annuitized at the Guaranteed Annual Withdrawal Amount effective at the time of Annuitization. This amount will be payable during the lifetime of the last surviving Covered Life.

•
If the Contract has entered the Withdrawal Phase under the
Standard Withdrawal Guarantee
, it will be annuitized at the Guaranteed Annual Withdrawal Amount using the Guaranteed Income Benefit Base at the time of Annuitization and the Standard Withdrawal Rate. Payments will continue until the Standard Withdrawal Benefit Balance is reduced to zero or for the lifetime of the last surviving Covered Life(ves) (whichever ends earlier).

You must select an Annuity option at least 30 days prior to the Annuity Date. If the Guaranteed Income Rider is in effect when the maximum maturity date has been reached, and you did not specify an option you wish to exercise, your Contract will be annuitized under the conditions of the Rider.

When your Contract is annuitized, your payment schedule and the amount are fixed and cannot be altered. You will not be able to change to a different Annuity option after the Contract is annuitized.
If the Contract is annuitized based on the Rider’s Living Benefit Guarantee, the death benefit is no longer payable. Also, any favorable treatment of RMD withdrawals under the Rider no longer apply, as such distributions are no longer required. If the remaining payments due each Contract Year are less than $100, the remaining annuity payments will be commuted and a lump sum will be paid.
What happens upon death under the Rider?
The Guaranteed Income Rider will terminate upon the death of the sole Covered Life for a Single Life Guarantee, or later death of both Covered Lives for a Joint Life Guarantee. The Death Benefit will then be distributed according to the death settlement options available under the terms of the Base Contract.
If the sole Annuitant dies, and there is a Joint Life Guarantee, the surviving Covered Life (as sole primary Beneficiary) may take the Standard Death Benefit payout and thus terminate the Rider. The Surviving Covered Life may also continue the Rider as-is, if permitted by federal law (continuation of the Contract is subject to distribution requirements upon the Contract Owner’s death according to IRS regulations).
Upon Contract Owner’s death (who is not the sole Annuitant), Contract Value will be payable to the Beneficiary and both the Contract and the Rider will terminate, unless there is a surviving Covered Life, who, as sole primary Beneficiary, continues the Contract (under Spousal Step-In) and the Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).
Removing the Guaranteed Income Rider from your Contract
You can cancel the Guaranteed Income Rider any time on or after the third Contract Anniversary by sending a written request to the Company to do so. All charges for the Rider, any applicable Investment Allocation Restrictions and guaranteed payments will cease upon Rider termination.
Termination of the Guaranteed Income Rider
Upon the earliest of the following, the Guaranteed Income Rider will be terminated, but the Contract will remain in force:

(1)	At any time on or after the third Contract Anniversary, immediately following receipt by the Company of a written request by the Contract Owner to discontinue the Rider;

(2)	Upon a change in ownership (or assignment) of the Contract unless:

(a)	The new Contract Owner or assignee assumes full ownership of the Contract and is essentially the same person; or

(b)	The assignment is for the purposes of effectuating a 1035 exchange of the Contract.

(3)	Spousal Step-In of a Contract with a Single Life Guarantee upon the Contract Owner’s death (where the Contract Owner is the sole Covered Life);

(4)	Annuitization under the Base Contract;

(5)	The Guaranteed Income Benefit Base reduces to zero after the Maximum Step-Up Age.

Upon Rider termination:

•	Charges for the Rider stop accruing (accrued but un-assessed Rider charges will be deducted on the next applicable date when Rider Charges are deducted);

•	Investment Allocation restrictions no longer apply; and

•	Guaranteed minimum withdrawals available under the Rider will terminate.
If the Contract is terminated, the Rider will also terminate. Both the Contract and the Rider will terminate upon the earlier of:

(a)	Full surrender of the Contract;

(b)	a Death Benefit is paid as described in this Prospectus;

(c)
The Contract Value is reduced to zero and the Guaranteed Income Benefit Base is also reduced to zero. The Guaranteed Income Benefit Base could only reduce to zero as a result of Early Access Withdrawals and/ or Excess Withdrawals;

(d)
The Contract Value is reduced to zero and you are not eligible for a Living Benefit Guarantee based on your age as defined in your Contract, regardless of the value of the Guaranteed Income Benefit Base.

Accumulation Income Rider
Benefit Overview and Important Information
Benefit Overview
The Accumulation Income Rider is an optional benefit for an additional cost that is designed to allow you to take Lifetime Withdrawals regardless of the performance of the Investment Options even if the Contract Value reduces to zero for the lifetime of the Covered Life or for the lifetime of the last surviving Covered Life for a Joint Life Guarantee. The Guaranteed Annual Withdrawal Amount is based on a percentage of an Accumulation Income Benefit Base. The Accumulation Income Benefit Base is set to the Purchase Payment at Contract issuance and is adjusted for market Step-Ups to lock in the positive market performance. Withdrawals other than the Guaranteed Annual Withdrawal Amount could significantly reduce the values under the Rider and could terminate the Rider and the Contract.
This Rider is appropriate for someone who is seeking guaranteed income, but also wants to stay invested in the securities market to allow for potentially higher growth in Contract Value and market Step-Ups of the Accumulation Income Benefit Base. Persons seeking guaranteed income should also consider the Guaranteed Income Rider (discussed earlier in the prospectus), which provides guaranteed withdrawals with market Step-Ups and a Guaranteed Growth Period, Standard Withdrawal options, a lower current and maximum charge, and other differences in features. More details on the Accumulation Income Rider can be found below.
Important Information about the Rider:

•	The Rider is an optional benefit added to your Contract, for an additional charge; it provides various benefits described in this Prospectus.

•	The Rider is only available at issue on newly purchased Deferred Variable Annuity Contracts.

•	Termination of the Contract results in termination of this Rider. Termination of the Rider or the Contract will result in termination of guaranteed Lifetime Withdrawals.

•	The Rider Charges are non-refundable, whether or not you take withdrawals while the Rider is in effect.

•
All withdrawals, including the withdrawals taken while the Rider is in effect, reduce your Contract Value, death benefit and the Free Withdrawal Amount and could be subject to taxes, tax penalties, and Surrender Charges.

•	We will impose a surrender charge on withdrawals under the Rider that exceed the Free Withdrawal Amounts during the Surrender Charge Period.

•
All withdrawals, including the Free Withdrawal Amount, will be subject to the terms of the Rider. If the withdrawal amount is greater than the Free Withdrawal Amount (whether or not it is below the Guaranteed Annual Withdrawal Amount), it will be subject to Surrender Charges (See “What Are the Fees and Charges Under the Contract? – Surrender Charge” for details).

•	The Rider’s guarantee does not begin until the (younger) Covered Life has reached the eligible age of 55.

•
Subsequent Purchase Payments are not permitted during the Withdrawal Phase, which means that the Purchase Payments cannot be used at that time to increase Contract Value, the death benefit, or the Accumulation Income Benefit Base.

•
The Rider provides a contingent guarantee that may never come into effect because withdrawals taken while Contract Value is greater than zero are withdrawals of the Contract Owner’s own money, and the Company is only required to make guaranteed payments from its general account if and when the Contract Value is reduced to zero.

•
You may not allocate to the Short-Term Fixed Account under the terms of the Rider. The Company can change the investment allocation restrictions with 60 days prior notice to you, and may do so as a result of changes in the economic environment or for changes in the Investment Options available under the Contract.

•	Excess Withdrawals may reduce future benefits by more than the dollar amount of the Excess Withdrawal, and may result in one or more of the following:

(a)	a permanent reduction in your future Guaranteed Annual Withdrawal Amount;

(b)	termination of the Rider;

(c)	termination of the Contract.
To determine if your withdrawal would be considered an Excess Withdrawal and/or to find out what your Guaranteed Annual Withdrawal Amount would be after the Excess Withdrawal is taken, please contact Customer Service prior to requesting the withdrawal.

•
Withdrawals from Qualified Contracts during the Withdrawal Phase up to the amount of RMDs are not considered Excess Withdrawals and do not incur the adverse consequences of Excess Withdrawals under the Rider.

•	Amounts that may be paid under the Rider in excess of Contract Value are subject to the Company’s financial strength and claims-paying ability.

Purchasing the Accumulation Income Rider with your Contract
At the time you purchase your Contract, you have the option to purchase an Accumulation Income Rider for an additional charge. The Riders become effective on the Contract Date. This Rider may be purchased with the Enhanced Death Benefit Rider.
The Rider only covers natural person(s) named in the Contract, and the Covered Life(ves) (up to two) must be named at Contract issue.
Issue Age Requirements
The Single Life Guarantee is available only if the Covered Life is between the ages of 45 and 80 on the Contract Date. The Joint Life Guarantee is available only if, on the Contract Date, the older Covered Life is between the ages of 45 and 85, and the younger Covered Life is between the ages of 45 and 80. A Covered Life must always meet issue age requirements at time of designation. Issue age for the Rider is determined by the Age Nearest Birthday of the Covered Life(ves).
Owner/Annuitant Requirements
For a
Single Life Guarantee
to be issued, the Covered Life under the Rider must be the sole Annuitant. The Covered Life must also be a Contract Owner unless the Contract Owner is an entity. The Single Life Guarantee is not available if Joint Annuitants are named in the Contract. See “Appendix C—Owner / Annuitant Arrangements Permitted Under Riders” for examples.
For a
Joint Life Guarantee
to be issued, the first Covered Life must be the Annuitant and the second Covered Life must be the Contingent Annuitant or the Joint Annuitant. At least one Covered Life must be a Contract Owner, and any non-Owner Covered Life must be the sole primary Beneficiary. If Covered Lives are both Owners, they must be each other’s sole primary Beneficiary. A Joint Life Guarantee may be continued upon Contract Owner’s death only if permitted by federal law. A Joint Life Guarantee is not available if the Contract Owner is an entity. See “Appendix C — Owner / Annuitant Arrangements Permitted Under Riders” for examples.
Covered Life(ves) cannot be changed after the Contract Date, except under conditions outlined in “Replacing a Covered Life Under a Joint Life Guarantee” below.
Single and Joint Life Guarantees
The Rider can be purchased as a Single or Joint Life Guarantee. Under a Single Life Guarantee, all Rider features and benefits are measured using the age and lifetime of the sole Covered Life, who is also the sole Annuitant. Under a Joint Life Guarantee, all Rider features are measured using the age of the younger Covered Life, and all lifetime benefits are payable over the lifetime of the last survivor of the Covered Lives. You must specify both Covered Lives in the Application for a Joint Life Guarantee.
Converting a Single Life Guarantee to a Joint Life Guarantee
You cannot convert a Single Life Guarantee to a Joint Life Guarantee. You will not be able to add a Covered Life after the Contract Date.
Converting a Joint Life Guarantee to a Single Life Guarantee
If you have not started withdrawals under the Lifetime Withdrawal Guarantee of the Rider
,
and provided that all Owner / Annuitant designation requirements outlined in the Contract are satisfied, you may convert a Joint Life Guarantee to a Single Life Guarantee under the following conditions:

(a)	Death of a Covered Life; or

(b)	Removal of a Covered Life by the Contract Owner(s).

Once the Rider is converted to a Single Life Guarantee, all Single Life Guarantee Rider features and benefits provided under the Rider will apply, and no additional Covered Life may be added in the future.
If you have started withdrawals under the Lifetime Withdrawal Guarantee of the Rider, the Joint Life Guarantee cannot be converted to a Single Life Guarantee. The Covered Life can be removed from the Contract by the Contract Owner(s) (provided that all Owner / Annuitant requirements are satisfied), but the features and benefits provided under a Joint Life Guarantee will still apply.
Replacing a Covered Life Under a Joint Life Guarantee
If you have not started withdrawals under the Lifetime Withdrawal Guarantee of the Rider, and provided that all Owner / Annuitant designation requirements outlined in the Contract are satisfied, the Contract Owner(s) may replace a Covered Life. All features and benefits of the Rider will be based on the age of the younger Covered Life (after replacement), and any Covered Life must also meet issue age requirements at time of designation.
If you have started withdrawals under the Lifetime Withdrawal Guarantee of the Rider, the Covered Life cannot be replaced. The Covered Life can be removed from the Contract by the Contract Owner(s) (provided that all Owner / Annuitant designation requirements are satisfied), but no additional Covered Life may be added in the future, and the features and benefits provided under a Joint Life Guarantee would still apply.
Accumulation Income Benefit Base
The Accumulation Income Benefit Base is the amount used to determine the value of the Guaranteed Annual Withdrawal Amount under the Lifetime Withdrawal Guarantee and is also used to determine the Rider Charge. It cannot be withdrawn as a lump sum and is not payable as a death benefit.
How is the Accumulation Income Benefit Base determined?
On the Contract Date,
the Accumulation Income Benefit Base is equal to the Purchase Payments received by the Company.
After the Contract Date,
the value of the Accumulation Income Benefit Base is determined based on the Contract Phase (Deferral Phase or Withdrawal Phase).
In the Deferral Phase,
the Accumulation Income Benefit Base increases by the dollar amount of each Subsequent Purchase Payment. Each year on the Contract Anniversary until the Maximum Step-Up Age, the Accumulation Income Benefit Base will be evaluated for a Step-Up opportunity (see below for details on Step-Up evaluation). The Accumulation Income Benefit Base will be decreased for Early Access Withdrawals by an amount at least equal to and possibly greater than the withdrawal (as described below under “Effect of Early Access Withdrawal on Accumulation Income Benefit Base”).
Example: Assume that an individual at age 60 purchases the Contract with an Initial Purchase Payment of $100,000 and the Accumulation Income Rider is purchased with the Contract. The initial Accumulation Income Benefit Base at the time of purchase will be $100,000.
At the first Contract Anniversary, the Contract Value has increased to $120,000 as a result of market performance. At that time, the Accumulation Income Benefit Base will be increased to $120,000. During the next year, the Contract Owner makes an additional Purchase Payment of $10,000. This Purchase Payment will increase the Accumulation Income Benefit Base by $10,000 and it will equal $130,000.

At the time you take your first Lifetime Withdrawal Guarantee withdrawal, if the Contract Value is greater than the Accumulation Income Benefit Base, then the Accumulation Income Benefit Base will be set equal to the Contract Value until the Maximum Step-Up Age.
Example
: Assume that the Lifetime Withdrawal Guarantee is exercised before the Maximum Step-Up Age. At this time, the Accumulation Income Benefit Base is $120,000 and the Contract Value is
$130,000.
The Contract Value is greater than the Accumulation Income Benefit Base so the Accumulation Income Benefit Base Steps-Up to the Contract Value ($130,000). The Guaranteed Annual Withdrawal Amount will be calculated based on the Accumulation Income Benefit Base at that time.
In the Withdrawal Phase,
each year on the Contract Anniversary until the Maximum Step-Up Age, the Accumulation Income Benefit Base will continue to be evaluated for an Automatic Step-Up opportunity. The Accumulation Income Benefit Base will be reduced for Excess Withdrawals by an amount at least equal to and possibly greater than the withdrawal.
Subsequent Purchase Payments will not be permitted during the Withdrawal Phase. The Maximum Accumulation Income Benefit Base is $10,000,000.
Automatic Step-Up of Accumulation Income Benefit Base
An Automatic Step-Up of the Accumulation Income Benefit Base is an increase of the Accumulation Income Benefit Base to an amount equal to 100% of the Contract Value. On each Contract Anniversary until the Maximum Step-Up Age, your Accumulation Income Benefit Base will be evaluated for an Automatic Step-Up opportunity. If the Contract Value at the time of evaluation is greater than the Accumulation Income Benefit Base, the Accumulation Income Benefit Base will automatically Step-Up to the Contract Value. In addition, if the Contract has entered the Withdrawal Phase, the Guaranteed Annual Withdrawal Amount will increase by the same percentage as the Accumulation Income Benefit Base, unless the Lifetime Withdrawal Rate is also increased (see “Lifetime Withdrawal Rate after Step-Up” under “Calculating Lifetime Withdrawals” below).
Example
: Assume that on the first Contract Anniversary the Accumulation Income Benefit Base is $115,000 and the Contract Value is $120,000. Since the Contract Value is greater than the Accumulation Income Benefit Base, an Automatic Step-Up takes place and the Accumulation Income Benefit Base is set equal to the Contract Value ($120,000).
Maximum Step-Up Age
The Maximum Step-Up Age is the later of 10 years or age 75 of the (younger) Covered Life.
Effect of Subsequent Purchase Payments
During the Deferral Phase, the Accumulation Income Benefit Base increases dollar-for-dollar with each Subsequent Purchase Payment.
Subsequent Purchase Payments are not permitted during the Withdrawal Phase.
Rider Charge
The Rider Charge is expressed as an annual percentage of the Accumulation Income Benefit Base. One fourth of the annual Rider Charge will be multiplied by the average monthly Accumulation Income Benefit Base for the quarter and this amount will be deducted on the last day of the Contract

Year Quarter. Rider Charges will be deducted until the Annuity Date. The Rider Charge will be deducted from the Variable Investment Options pro-rata based on the Variable Investment Option allocation at the time of deduction.
Example
: Assume that the Accumulation Income Benefit Base is $100,000 at the beginning of the Contract Year and that in this Contract Year, there are no Subsequent Purchase Payments or withdrawals, and the Rider Charge is 1.40%. The amount of the charge deducted each quarter will be $100,000 x (1.40% / 4) x (days in quarter not including Leap Day / 91.25).
Assume that there are 92 days in the first Contract Quarter so the Rider Charge for this quarter will be $100,000 x (1.40% / 4) x (92 / 91.25) = $352.88.
If you make a full surrender of your Contract before the charges for any Riders are deducted, the accrued Rider Charges will reduce your Contract Value, plus any applicable Surrender Charge, on the date the Contract is surrendered.
In addition, upon payment of the Death Benefit associated with the Contract, the accrued Rider Charges will reduce the Death Benefit payable.
No Rider Charge will be imposed upon Annuitization, or deducted after the Annuity Date.
The Rider Charge for a Single Life Guarantee is 1.40%, and 1.65% for a Joint Life Guarantee. The maximum Rider Charge is 2.50% and the maximum Rider Charge Increase is 0.50%. Current and maximum Rider Charges, as well as the Maximum Charge Increases are summarized in the “Optional Benefit Expenses” subsection under “What Are the Fees and Charges Under the Contract?”
On the date of an Automatic Step-Up of the Accumulation Income Benefit Base to the Contract Value, the effective annual Rider Charge may be increased, but by no more than the maximum Rider Charge Increase. The Rider Charge will not exceed the maximum Rider Charge. The Contract Owner will be notified 60 days before an applicable Rider Charge increase and can opt out of any future Rider Charge increases by sending a written request to the Company at least 30 days prior to a Contract Anniversary. If the Contract Owner opts out of the Rider Charge increase, no future increases in the current charge for the Rider will be made and all future Automatic Step-Ups of the Accumulation Income Benefit Base will be suspended.
The Contract Owner may request a reinstatement of the Automatic Step-Ups of the Accumulation Income Benefit Base by sending a written request to the Company, which must be received at least 30 days prior to a Contract Anniversary on which the reinstatement is requested to be effective. Future charges will be the same as the charges applied to the class of Contract Owners electing the benefit at that time. If a Contract Owner requests a reinstatement of the Automatic Step-Ups of the Accumulation Income Benefit Base, the Rider Charge you will incur upon reinstatement will be equal to the current charges applied to the class of Contract Owners electing the benefit at that time. Such Rider Charge incurred upon reinstatement could result in an increase greater than the maximum Rider Charge increase amount (0.50%), but will never exceed the maximum Rider Charge (2.50%). Future Rider Charge increases will not be greater than 0.50%.
Contract Phases under the Rider — Overview
The Rider has two phases, the Deferral Phase, and the Withdrawal Phase. These phases are independent of the Accumulation Period and Annuity Payout Period of your Contract. As described in more detail below, the Withdrawal Phase begins when you begin withdrawals under the Lifetime Withdrawal Guarantee. During the Deferral Phase, withdrawals – referred to as Early Access Withdrawal and described below – reduce the Accumulation Income Benefit Base used to calculate Guaranteed Annual Withdrawal Amounts (sometimes by more than the amount of the withdrawal), whereas withdrawals during the Withdrawal Phase up to the Guaranteed Annual Withdrawal Amount do not reduce the Accumulation Income Benefit Base.
We will impose a surrender charge on withdrawals under the Rider that exceed the Free Withdrawal Amounts during the Surrender Charge Period. Early Access Withdrawals could significantly reduce the Rider’s benefit and even terminate the Rider and the Contract.

As described above, Subsequent Purchase Payments cannot be made during the Withdrawal Phase. Before beginning the Withdrawal Phase, Contract Owners should consider the impact on Guaranteed Annual Withdrawal Amounts and their overall financial and retirement goals.

I.	Deferral Phase
Your Contract will stay in the Deferral Phase until you begin withdrawals under the Lifetime Withdrawal Guarantee and enter the Withdrawal Phase. In the Deferral Phase (on or prior to the Annuity Date), you can take withdrawals that do not initiate the Withdrawal Phase of the Rider. Such withdrawals are called Early Access Withdrawals. Early Access Withdrawals reduce the applicable benefit base by the greater of the dollar amount of the withdrawal or a proportional reduction, which could significantly reduce the Rider’s benefit and even terminate the Rider and the Contract.
The Deferral Phase begins on the Contract Date and continues until the earliest of the following:

(a)	Lifetime Withdrawal Guarantee is exercised (not available before Actual Age 55 is attained by the (younger) Covered Life),

(b)	The Contract Value is reduced to zero and the Lifetime Withdrawal Guarantee is not available,

(c)	Annuitization upon the earlier of:

(1)	Contract Value is reduced to zero and the Lifetime Withdrawal Guarantee is available,

(2)	The (younger) Covered Life reaching Maturity Age or the Annuity Date (if earlier) and the Contract enters the Annuity Payout Period,

(d)	Termination of the Contract or Rider, or

(e)	The death of the sole Covered Life for a Single Life Guarantee, or the later death of both Covered Lives for a Joint Life Guarantee.

II.	Withdrawal Phase
The period during which you take withdrawals under the Lifetime Withdrawal Guarantee is called the Withdrawal Phase.
The Withdrawal Phase begins when you first begin Lifetime Withdrawals under the Lifetime Withdrawal Guarantee and continues until the earliest of the following:

(a)	Termination of the Contract or Rider;

(b)	Annuitization upon the earlier of:

(1)	Contract Value is reduced to zero;

(2)	The (younger) Covered Life reaching Maturity Age or the Annuity Date (if earlier) and the Contract enters the Annuity Payout Period; or

(c)	The death of a sole Covered Life for a Single Life Guarantee, or the later death of both Covered Lives for a Joint Life Guarantee.
The Withdrawal Phase occurs during the Accumulation Period of the Contract prior to beginning the Annuity Payout Period. Lifetime Withdrawals become available at Actual Age 55 of the (younger) Covered Life.

Withdrawal Options under the Rider
Withdrawals can be taken in both the Deferral and Withdrawal Phases. During both phases, Surrender Charges will apply if withdrawals exceed the Contract’s annual Free Withdrawal Amount. Surrender Charges are not a fixed amount. Please see “What Are the Fees and Charges Under the Contract? – Surrender Charge” for more details. Withdrawals are taxed at ordinary income tax rates, and may be subject to a tax penalty before age 59
1
⁄
2
. See “How Is the Contract Treated Under Federal Income Tax Law?” for more details.
Deferral Phase — Early Access Withdrawals
You are permitted to take a withdrawal during the Deferral Phase that does not initiate the Lifetime Withdrawal Guarantee and will keep the Contract in the Deferral Phase. Such withdrawals are considered Early Access Withdrawals, and could significantly reduce the Rider’s benefit and even terminate the Rider and the Contract. This impact should be considered before taking a withdrawal during the Deferral Phase.
If you request a withdrawal before the Covered Life (or younger Covered Life for a Joint Life Guarantee) attains the age of 55
, it will be automatically treated as an Early Access Withdrawal and the Contract will remain in the Deferral Phase. Early Access Withdrawals reduce the applicable benefit base by the greater of the dollar amount of the withdrawal or a proportional reduction, which could significantly reduce the Rider’s benefit and even terminate the Rider and the Contract.
If you request a withdrawal after the Covered Life (or younger Covered Life for a Joint Life Guarantee) attains the age of 55
, your Lifetime Withdrawal Guarantee will be exercised, and the Contract will move into the Withdrawal Phase. If you wish to remain in the Deferral Phase, you must specifically request an Early Access Withdrawal.
Effect of Early Access Withdrawal on Accumulation Income Benefit Base
Early Access Withdrawals in the Deferral Phase reduce the Accumulation Income Benefit Base by the greater of (a) and (b) where:

(a)	is the Early Access Withdrawal amount, and

(b)	is the Early Access Withdrawal amount multiplied by the ratio of (1) and (2) where:

(1)	is the Accumulation Income Benefit Base just prior to the Early Access Withdrawal, and

(2)	is the Contract Value just prior to the Early Access Withdrawal.
Example
: Assume that the Accumulation Income Benefit Base is equal to $100,000 and the Contract Value is $90,000. Assume an Early Access Withdrawal of $10,000 is taken.
The Accumulation Income Benefit Base will be reduced by the greater of (a) and (b) where:
(a) $10,000
(b) $10,000 x ($100,000/$90,000) = $11,111
Since (b) is greater than (a), the Accumulation Income Benefit Base will be reduced to $100,000
–
$11,111 = $88,889.

Effect of Early Access Withdrawal on Contract Value
Early Access Withdrawals reduce the Contract Value by the dollar amount of the Early Access Withdrawal. If the amount of the Early Access Withdrawal exceeds the Free Withdrawal Amount, Surrender Charges will apply. There may be tax implications to taking withdrawals prior to age 59
1
⁄
2
. See “How Is the Contract Treated Under Federal Income Tax Law?” for more details.
Effect of Partial Annuitization
Partial Annuitization (available only in the Deferral Phase) will reduce the Accumulation Income Benefit Base, and the Contract Value in the same manner as Early Access Withdrawals (described above).
Withdrawal Phase — Lifetime Withdrawal Guarantee
Once the (younger) Covered Life has reached the eligible age of 55, you may exercise your Lifetime Withdrawal Guarantee and enter the Withdrawal Phase. Once withdrawals have started under the Lifetime Withdrawal Guarantee, partial Annuitization is no longer available.
Lifetime Withdrawal Guarantee
Your Lifetime Withdrawal Guarantee provides Lifetime Withdrawals up to the Guaranteed Annual Withdrawal Amount for the lifetime of the Covered Life or for the lifetime of the last surviving Covered Life for a Joint Life Guarantee. The Guaranteed Annual Withdrawal Amount is adjusted for Contract Value Step-Ups.
Termination of the Rider or the Contract will result in termination of payments under this guarantee
(please refer to “Termination of the Accumulation Income Rider” for more details).
Calculating Lifetime Withdrawals
Guaranteed Annual Withdrawal Amount
You may take withdrawals annually up to the Guaranteed Annual Withdrawal Amount, which is calculated on every Contract Anniversary and is equal to the Lifetime Withdrawal Rate (see below) multiplied by the Accumulation Income Benefit Base.
If the Guaranteed Annual Withdrawal Amount is greater than the Free Withdrawal Amount, Surrender Charges will apply (see “What Are the Fees and Charges Under the Contract?” for details).
Lifetime Withdrawal Rate
The Lifetime Withdrawal Rate is used to determine the amount of your Lifetime Withdrawals (Guaranteed Annual Withdrawal Amount) and has 2 components. First, the Age-Based Lifetime Withdrawal Rate, shown in the table below, is based on the Actual Age of the Covered Life (or the age of the younger Covered Life for a Joint Life Guarantee) at the time Lifetime Withdrawals begin.

Actual Age at the Start of Withdrawal Phase		Age-Based Lifetime Withdrawal Rate for Single Life Guarantee	Age-Based Lifetime Withdrawal Rate for Joint Life Guarantee
At Least	But Less Than
55	60	3.75%	3.25%
60	65	4.25%	3.75%
65	70	5.50%	5.00%
70	75	5.75%	5.25%
75 and over		6.00%	5.50%

Second, then, an Effective Waiting Bonus is added to the Age-Based Lifetime Withdrawal Rate to provide increased Lifetime Withdrawals based on how long each Purchase Payment has been in the Contract and is calculated as follows:
Effective Waiting Bonus.
 The Effective Waiting Bonus (referred to as Effective Lifetime Withdrawal Rate Adjustment in the Rider) is the sum of the Waiting Bonus for each Purchase Payment.
Waiting Bonus.
For each Purchase Payment, the Waiting Bonus is (1) divided by (2), where:

(1)	is (a) times (b) times (c), where:

(a)	is the Age of the Purchase Payment at the time Lifetime Withdrawals begin;

(b)	is the Annual Adjustment Rate of 0.25%; and

(c)	is the Purchase Payment amount; and

(2)	the total amount of Purchase Payments at the time the Lifetime Withdrawals begin.
The Age of the Purchase Payment is the number of Contract Years since the date of the Purchase Payment, subject to the Maximum Withdrawal Rate Adjustment Period of 10 years.
Example
: Assume that an individual at age 65 makes an Initial Purchase Payment of $100,000. A Subsequent Purchase Payment of $50,000 is made at the beginning of the fourth Contract Year and Lifetime Withdrawals start at the beginning of the seventh Contract Year when the individual is at age 72.
The Waiting Bonus for the Initial Purchase Payment is ((6 x (0.25%) x ($100,000)) / ($150,000) = 1.00%.
The Waiting Bonus for the Subsequent Purchase Payment made at the beginning of the fourth Contract Year is ((3) x (0.25%) x ($50,000)) / ($150,000) = 0.25%.
The Effective Waiting Bonus is 1.00% + 0.25% = 1.25%.
Therefore, the Lifetime Withdrawal Rate is 5.75% + 1.25% = 7.00%
Lifetime Withdrawal Rate after Step-Up
If an Automatic Step-Up of the Accumulation Income Benefit Base occurs during the Withdrawal Phase, the Contract is eligible to receive the Lifetime Withdrawal Rate for the current age of the (younger) Covered Life. The Effective Waiting Bonus would be added to the new Age-Based Lifetime Withdrawal Rate. It would not be recalculated at that time for any additional time elapsed since Purchase Payments were made.
Example
: Assume the same scenario as the prior example where the Rider is purchased for a single life at age 65 and that withdrawals start at age 72. The Age-Based Lifetime Withdrawal Rate is 5.75% and the Effective Waiting Bonus was calculated in the prior example to be 1.25%. Therefore, the Lifetime Withdrawal Rate when withdrawals start is 5.75% + 1.25% = 7.00%. If a Step-Up occurs at age 77, the new Age-Based Lifetime Withdrawal Rate is 6.00% and the Effective Waiting Bonus is unchanged. The new Lifetime Withdrawal Rate is 6.00% + 1.25% = 7.25%.

Effect Of Withdrawals On Accumulation Income Benefit Base
Effect of Withdrawals less than Guaranteed Annual Withdrawal Amount
If less than or none of the Guaranteed Annual Withdrawal Amount is taken in any given Contract Year, any unused portion of the Guaranteed Annual Withdrawal Amount cannot be carried over to any future Contract Years.
If total withdrawals in a Contract Year during the Withdrawal Phase do not exceed the Guaranteed Annual Withdrawal Amount, the Accumulation Income Benefit Base will not be reduced.
Effect of Withdrawals more than Guaranteed Annual Withdrawal Amount (Excess Withdrawals)
In each Contract Year, when there is Contract Value remaining, you may withdraw more than the Guaranteed Annual Withdrawal Amount in effect at the time of the withdrawal request, up to the current Contract Value.
Excess Withdrawals.
Any portion of a withdrawal that causes cumulative withdrawals in a given Contract Year to exceed the Guaranteed Annual Withdrawal Amount is referred to as an Excess Withdrawal. An Excess Withdrawal could significantly reduce your Accumulation Income Benefit Base by more than the dollar amount of your Excess Withdrawal. Excess Withdrawals will also reduce the amount of the future Guaranteed Annual Withdrawal Amount, which could significantly reduce the Rider’s benefit and even terminate the Rider and the Contract.
Excess Withdrawal Amount = Total Withdrawal – remaining portion of the Guaranteed Annual Withdrawal Amount (prior to the withdrawal)
Any time an Excess Withdrawal is taken, the Accumulation Income Benefit Base will be reduced by the greater of (a) and (b) where:

(a)	is the Excess Withdrawal Amount; and

(b)	is the Excess Withdrawal Amount multiplied by the ratio of (1) to (2) where:

(1)	is the Accumulation Income Benefit Base immediately prior to the Excess Withdrawal ; and

(2)	is the difference between (i) and (ii) where:

(i)	is the Contract Value immediately prior to the Excess Withdrawal; and

(ii)	is the Guaranteed Annual Withdrawal Amount remaining prior to the Excess Withdrawal.
Example
: Assume that the Guaranteed Annual Withdrawal Amount is $6,800 and a $11,800 withdrawal is taken. The Excess Withdrawal Amount is $11,800
–
 $6,800 = $5,000.
If the Accumulation Income Benefit Base is $200,000 and the Contract Value is $150,000, the Accumulation Income Benefit Base will be reduced by the greater of (a) and (b), where:

(a)	$5,000

(b)	$5,000 x (($200,000) / ($150,000 – $6,800)) = $6,983.24
Since (b) is greater than (a), the Accumulation Income Benefit Base will be reduced to $200,000— $6,983.24 = $193,016.76.

If the Accumulation Income Benefit Base is reduced by an Excess Withdrawal, the Guaranteed Annual Withdrawal Amount will be reduced on the Contract Anniversary following the Excess Withdrawal.
At the time you request the withdrawal (whether over the telephone or via a withdrawal form provided by the Company), the Company will provide information necessary to determine if the requested withdrawal amount would result in Excess Withdrawal treatment and thus reduce the Accumulation Income Benefit Base as well as the Guaranteed Annual Withdrawal Amount. The Contract Owner may also contact the Company’s Customer Service at any time during business hours to determine whether a contemplated withdrawal would result in Excess Withdrawal treatment.
If the Guaranteed Annual Withdrawal Amount remaining immediately prior to the withdrawal is greater than the Contract Value immediately prior to the withdrawal, no Excess Withdrawal is paid. The Contract Owner will receive the Guaranteed Annual Withdrawal Amount remaining and the Contract will be annuitized under the terms outlined in the “Effect of Contract Value Reducing to Zero” subsection below.
Systematic Withdrawals
Systematic withdrawals may be taken under either of the withdrawal options. The maximum systematic withdrawal amount in the Deferral Phase is the amount available under the Free Withdrawal provision of the Contract. Systematic withdrawals can be taken for the full Guaranteed Annual Withdrawal Amount in the Withdrawal Phase, even if it exceeds the Free Withdrawal Amount, but Surrender Charges will apply once the Free Withdrawal Amount has been depleted.
Systematic withdrawals during the Deferral Phase are considered Early Access Withdrawals and they could significantly reduce the Accumulation Income Benefit Base and even terminate the Rider and the Contract. Contract Owners should discuss the advisability of taking systematic withdrawals during the Deferral Phase with their financial professional.
Required Minimum Distributions and the Accumulation Income Rider
If you are obligated to take RMDs (due to IRS rules), and your Contract has been in effect through at least one calendar year-end, you can elect RMD withdrawals. You may elect to take your distributions as a one-time or systematic withdrawal. The Company will automatically calculate your distribution each calendar year-end. RMD calculations will be limited to your Contract only.
During any given Contact Year, you are entitled to receive, free of Surrender Charge, the entire RMD amount, or the entire Free Withdrawal Amount, whichever is greater, but not both.
Required Minimum Distributions in the Deferral Phase
In order to receive the RMDs from the Contract in the Deferral Phase without initiating the Lifetime Withdrawal Guarantee, the Company must receive a request to take RMDs as Early Access Withdrawals. The Contract will then remain in the Deferral Phase until the Company receives your request to enter the Withdrawal Phase. Each RMD will reduce the Accumulation Income Benefit Base.
RMDs could significantly reduce the values under the Rider, perhaps by more than the amount of the withdrawal, and could terminate the Rider and the Contract. Contract Owners should discuss the advisability of taking RMDs during the Deferral Phase with their financial professional.
Required Minimum Distributions in the Withdrawal Phase
RMD withdrawals in the Withdrawal Phase are subject to more favorable Excess Withdrawal treatment. Such treatment is contingent on your acceptance of the Company’s calculations of the RMD amounts, and RMD calculations will be limited to your Contract only.

In the Withdrawal Phase, upon receipt by the Company of the written notification of the election of RMD withdrawals, the benefit will be treated as follows:

•
Every Contract Year the Guaranteed Annual Withdrawal Amount will be calculated as outlined above. This amount will not be changed based on the RMD requirement (which will be calculated every calendar year-end).

•	If the RMD amount is greater than the Guaranteed Annual Withdrawal Amount:

•	Accumulation Income Benefit Base will not be reduced for withdrawals up to the RMD amount;

•	Withdrawals in excess of RMD Amount will be treated as Excess Withdrawals.
Example
: Assume that the Accumulation Income Benefit Base is $200,000, the Contract Value is $150,000, the Guaranteed Annual Withdrawal Amount is $10,000, and the RMD for the year is calculated to be $15,000. A $15,000 withdrawal directed as an RMD withdrawal is taken. Although the withdrawal is greater than the Guaranteed Annual Withdrawal Amount, there is no Excess Withdrawal because the withdrawal is an RMD.
The Accumulation Income Benefit Base is not reduced and remains at $200,000. The Contract Value will be reduced to $150,000
–
 $15,000 = $135,000.
If your RMD amount exceeds your Guaranteed Annual Withdrawal Amount, you will have to withdraw more than the Guaranteed Annual Withdrawal Amount. Any RMD amount that is not taken as required will be subject to an imposition of the 25% excise tax as prescribed by federal law. RMD amounts may include a percentage of the value of all benefits under the Contract, which may include the present value of benefits under the Accumulation Income Rider and other Contract provisions. RMDs from an IRA are always taxable.
Section 72 (q)/(t) Considerations
If a withdrawal is taken from the annuity before age 59
1
⁄
2
, the IRS generally imposes a 10% early withdrawal penalty on such distributions. However, substantially equal periodic payments under Code Section 72(q)/72(t) are exempt from the 10% penalty tax on early distributions. If you choose to exercise this option, you will be required to irrevocably choose one of the three acceptable methods (as defined by IRS guidance) and receive these payments until the later of five years or attainment of age 59
1
⁄
2
.
If you wish to take withdrawals under Code Sections 72(q) or 72(t) (“Section 72 (q)/(t)”) prior to age 59
1
⁄
2
, you may do so systematically. If Lifetime Withdrawals are available to you (based on the Actual Age of the (younger) Covered Life), your Lifetime Withdrawal Guarantee will be exercised, and the Contract will move into the Withdrawal Phase. If you do not wish to exercise your Lifetime Withdrawal Guarantee, at the time the withdrawal is requested, you must request that the withdrawal be treated as an Early Access Withdrawal.
The Contract will then remain in the Deferral Phase. If you are not yet eligible for the Lifetime Withdrawal Guarantee at the time the withdrawal is requested, the Section 72 (q)/(t) withdrawal will be automatically treated as an Early Access Withdrawal.
Section 72 (q)/(t) withdrawals do not receive any special treatment under the Rider. If you take them as Early Access Withdrawals, the Accumulation Income Benefit Base will be reduced. If Section 72 (q)/(t) withdrawals are taken under the Lifetime Withdrawal Guarantee and the amount of the withdrawal exceeds the Guaranteed Annual Withdrawal Amount, it will be subject to an Excess Withdrawal treatment.

At the end of your Section 72 (q)/(t) withdrawal period, withdrawal options are available to you if you wish to continue receiving distributions. You will be contacted in writing about your withdrawal options. If no response is received, distributions will end after your last Section 72 (q)/(t) payment.
Investment Allocation Options
The Fixed Account
The Short-Term Fixed Account is not available if you elected this Rider. Purchase Payments or transfers directed to the Short-Term Fixed Account will not be accepted.
The Separate Account
Currently
, there are no investment allocation restrictions for the Contract Value allocated to the Separate Account if this Rider is purchased.
If the Company requires investment allocation restrictions in the future, or if there is a change to any existing restrictions, the Contract Owner will be notified in writing 60 days prior to the changes becoming effective. The new investment allocation restrictions will apply to existing and new purchasers of this benefit. If any investment allocation restrictions are required, the Company reserves the right to add or change the restrictions and the way they are administered in the future. If you terminate the Rider, you will no longer be subject to investment allocation limitations and restrictions.
If the Enhanced Death Benefit Rider is purchased with the Accumulation Income Rider, you will be subject to the most restrictive limitations and requirements of the two stand-alone Riders.
Effect of Accumulation Income Benefit Base Reducing to Zero
If the Accumulation Income Benefit Base reduces to zero prior to the Maximum Step-Up Age, and the Contract Value is greater than zero, the Accumulation Income Benefit Base will be reset to the Contract Value on the next Contract Anniversary, unless the Contract Owner sends a written notice to the Company requesting to terminate the Rider. Upon this reset, the Guaranteed Annual Withdrawal Amount will be recalculated (the reset Accumulation Income Benefit Base times the Lifetime Withdrawal Rate), and the guarantee will continue based on the recalculated values. If the Accumulation Income Benefit Base reduces to zero after the Maximum Step-Up Age, the Rider will terminate.
If the Accumulation Income Benefit Base reduces to zero, and the Contract Value also reduces to zero, the Contract will be terminated.
Effect of Contract Value Reducing to Zero
No Subsequent Purchase Payments will be accepted once the Contract Value is reduced to zero.
If the Contract Value reduces to zero in the
Deferral Phase:

•
If the Accumulation Income Benefit Base is greater than zero and the Covered Life (or younger Covered Life for a Joint Life Guarantee) has attained the age of 55, the Contract will be annuitized. The Guaranteed Annual Withdrawal Amount will be determined based on Accumulation Income Benefit Base at the time of Annuitization and the then applicable Lifetime Withdrawal Rate (based on age of the (younger) Covered Life). The Lifetime Withdrawal Rate is based on the Age-Based Lifetime Withdrawal Rate and Effective Waiting Bonus (if applicable) at the time the Contract Value is reduced to zero.

•
If the Accumulation Income Benefit Base is greater than zero but the Covered Life (or younger Covered Life for a Joint Life Guarantee) has not attained the age of 55, the Rider and the Contract will be terminated.

•
If the Accumulation Income Benefit Base also goes to zero, the Rider and the Contract will be terminated. The Accumulation Income Benefit Base could only reduce to zero as a result of Early Access Withdrawals and/ or Excess Withdrawals.

If the Contract Value reduces to zero in the
Withdrawal Phase:

•
If the Accumulation Income Benefit Base is greater than zero, the Contract will be annuitized at the Guaranteed Annual Withdrawal Amount using the Accumulation Income Benefit Base at the time of Annuitization and the Lifetime Withdrawal Rate. Payments will continue for the lifetime of the Covered Life(ves).

•
If the Accumulation Income Benefit Base also reduces to zero, the Contract will be terminated. The Accumulation Income Benefit Base could only reduce to zero as a result of Early Access Withdrawals and/ or Excess Withdrawals.

What happens on the Annuity Date under the Rider?
The Annuity Date is specified in your Contract, and may be changed by your written request. On the Annuity Date, the Contract Value must be annuitized.
If the Accumulation Income Rider is in effect on the Annuity Date described in your Contract, you will be offered an Annuitization option which guarantees annuity payments in an amount at least equal to your Guaranteed Annual Withdrawal Amount. You may choose among the following options at Annuitization:

(1)	Surrender the Contract and receive a Surrender Value,

(2)	Apply the Contract Value to any of the Annuity options described in the “Annuity Options” section of the Contract,

(3)	Annuitize your Contract under the terms of the Rider.
If the Contract is surrendered or if the Contract Value is applied to an Annuity option described in the Contract, the Lifetime Withdrawal Guarantee will expire. If the Contract is annuitized under the terms of the Rider, the annuity payments will continue according to the Lifetime Withdrawal Guarantee.
Annuitization under the terms of the Rider.
Under the terms of the Rider, if both the Contract Value and the Accumulation Income Benefit Base are greater than zero on the Annuity Date, your Contract will be annuitized as follows:

•
If the Contract is in the
Deferral Phase
as of the Annuity Date, it will be annuitized at the Guaranteed Annual Withdrawal Amount using the Lifetime Withdrawal Rate applicable at the time of Annuitization (based on the Actual Age of the (younger) Covered Life). The Lifetime Withdrawal Rate is based on the Age-Based Lifetime Withdrawal Rate and Effective Waiting Bonus (if applicable) at the time of Annuitization. This amount will be payable for the last surviving Covered Life’s Lifetime. After Annuitization, Step-Ups will no longer apply.

•
If the Contract is in the
Deferral Phase
as of the Annuity Date, but the Lifetime Withdrawal Guarantee is not available based on the age of the (younger) Covered Life, the Contract will be annuitized according to the terms of the Contract.

•
If the Contract has entered the
Withdrawal Phase
, it will be annuitized at the Guaranteed Annual Withdrawal Amount effective at the time of Annuitization. This amount will be payable during the lifetime of the last surviving Covered Life. After Annuitization, Step-Ups will no longer apply.

You must select an Annuity option at least 30 days prior to the Annuity Date. If the Accumulation Income Rider is in effect when the maximum maturity date has been reached, and you did not specify an option you wish to exercise, your Contract will be annuitized under the conditions of the Rider.
When your Contract is annuitized, your payment schedule and the amount are fixed and cannot be altered. You will not be able to change to a different Annuity option after the Contract is annuitized.
If the Contract is annuitized based on the Rider’s Lifetime Withdrawal Guarantee, the death benefit is no longer payable. Also, any favorable treatment of RMD withdrawals under the Rider no longer apply, as such distributions are no longer required. If the remaining payments due each Contract Year are less than $100, the remaining annuity payments will be commuted and a lump sum will be paid.
What happens upon death under the Rider?
The Accumulation Income Rider will terminate upon the death of the sole Covered Life for a Single Life Guarantee, or later death of both Covered Lives for a Joint Life Guarantee. The Death Benefit will then be distributed according to the death settlement options available under the terms of the Base Contract.
If the sole Annuitant dies, and there is a Joint Life Guarantee, the surviving Covered Life (as sole primary Beneficiary) may take the Standard Death Benefit payout and thus terminate the Rider. The Surviving Covered Life may also continue the Rider as-is, if permitted by federal law (continuation of the Contract is subject to distribution requirements upon the Contract Owner’s death according to IRS regulations).
Upon Contract Owner’s death (who is not the sole Annuitant), Contract Value will be payable to the Beneficiary and both the Contract and the Rider will terminate, unless there is a surviving Covered Life, who, as sole primary Beneficiary, continues the Contract (under Spousal Step-In) and the Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).
Removing the Accumulation Income Rider from your Contract
You can cancel the Accumulation Income Rider any time on or after the third Contract Anniversary by sending a written request to the Company to do so. All charges for the Rider, any applicable Investment Allocation Restrictions and guaranteed payments will cease upon Rider termination.
Termination of the Accumulation Income Rider
Upon the earliest of the following, the Accumulation Income Rider will be terminated, but the Contract will remain in force:

(1)	At any time on or after the third Contract Anniversary, immediately following receipt by the Company of a written request by the Contract Owner to discontinue the Rider;

(2)	Upon a change in ownership (or assignment) of the Contract unless:

(a)	The new Contract Owner or assignee assumes full ownership of the Contract and is essentially the same person; or

(b)	The assignment is for the purposes of effectuating a 1035 exchange of the Contract.

(3)	Spousal Step-In of a Contract with a Single Life Guarantee upon the Contract Owner’s death (where the Contract Owner is the sole Covered Life);

(4)	Annuitization under the Base Contract;

(5)	The Guaranteed Income Benefit Base reduces to zero after the Maximum Step-Up Age.
Upon Rider termination:

•	Charges for the Rider stop accruing (accrued but un-assessed Rider charges will be deducted on the next applicable date when Rider Charges are deducted);

•	Investment Allocation restrictions no longer apply; and

•	Guaranteed minimum withdrawals available under the Rider will terminate.
If the Contract is terminated, the Rider will also terminate. Both the Contract and the Rider will terminate upon the earlier of:

(a)	Full surrender of the Contract;

(b)	a Death Benefit is paid as described in this Prospectus;

(c)
The Contract Value is reduced to zero and the Accumulation Income Benefit Base is also reduced to zero. The Accumulation Income Benefit Base could only reduce to zero as a result of Early Access Withdrawals and/ or Excess Withdrawals; or

(d)
The Contract Value is reduced to zero and you are not eligible for a Lifetime Withdrawal Guarantee based on your age as defined in your Contract, regardless of the value of the Accumulation Income Benefit Base.

Guaranteed Minimum Accumulation Rider
Benefit Overview and Important Information
Benefit Overview
The Guaranteed Minimum Accumulation Rider is an optional benefit for an additional cost that is designed to provide a minimum Contract Value at the end of the Accumulation Benefit Period. The Guaranteed Minimum Accumulation Rider protects against potential market loss by guaranteeing the minimum value of the annuity contract. Contract owners can lock in market gains through an offering of multiple accumulation benefit periods. Your Contract Value will fluctuate depending on the performance of your selected Variable Investment Options, and there is a risk of losing value, including the possibility of your Contract Value being reduced below your initial investment amount. This Rider is designed to provide a certain minimum level of protection of your principal investment while having the opportunity to periodically lock-in any investment gains. More details on this optional benefit can be found below.
Important Information about the Rider:

•	The Rider is an optional benefit added to your Contract. The Rider provides various benefits described in this Prospectus for an additional charge.

•	The Rider is only available at issue on newly purchased Deferred Variable Annuity Contracts.

•
The Rider Charges are non-refundable, whether or not your Guaranteed Minimum Accumulation Benefit Amount exceeds the Contract Value while the Rider is in effect or at the end of the Accumulation Benefit Period.

•
The Rider provides a guarantee that may never come into effect because Contract Value may never be less than the Guaranteed Minimum Accumulation Benefit Amount, and the possibility that the Company will be required to pay the Guaranteed Minimum Accumulation Benefit Amount may be minimal.

•
While the Rider provides a guarantee that is designed to provide a minimum Contract Value, additional Purchase Payments made after the first 12 months of the Accumulation Benefit Period will not be included in the Accumulation Benefit Base. Any additional Purchase Payments made after the first 12 months will increase the Contract Value but not the Accumulation Benefit Base and may reduce the likelihood of receiving the benefit provided by this Rider. Please discuss the advisability of making Subsequent Purchase Payments after the first 12 months with your financial professional.

•
Withdrawals taken to satisfy the RMD requirements do not receive any special treatment under the Rider. RMDs could significantly reduce the values under the Rider, perhaps by more than the amount of the withdrawal, and could terminate the Rider and the Contract. An investor should carefully consider whether they plan to take RMDs from the Contract before they purchase the Guaranteed Minimum Accumulation Rider because the RMDs could significantly reduce the values under the Guaranteed Minimum Accumulation Rider. Contract Owners who must take RMDs during the Accumulation Benefit Period should discuss the advisability of purchasing the Rider with their financial professional.

•	All withdrawals will reduce your Contract Value, the Accumulation Benefit Base, the Death Benefit, and the Free Withdrawal Amount and could be subject to taxes, tax penalties, and Surrender Charges.

•	Withdrawals may reduce future benefits by more than the dollar amount of the withdrawal, and may result in one or more of the following:

(1)	a permanent reduction in your Guaranteed Minimum Accumulation Benefit Amount;

(2)	termination of the Contract and the associated Rider.

•
You may not allocate to the Short-Term Fixed Account under the terms of the Rider. The Company can change the investment allocation restrictions with 60 days prior notice to you, and may do so as a result of changes in the economic environment or for changes in the Investment Options available under the Contract.

•	Amounts that may be paid under the Rider in excess of Contract Value are subject to the Company’s financial strength and claims-paying ability.
Purchasing the Guaranteed Minimum Accumulation Rider with your Contract
You may purchase a Guaranteed Minimum Accumulation Rider as part of your Contract at the time the Contract is issued. This Rider may be purchased in combination with the Enhanced Death Benefit Rider but may not be purchased in combination with any other Rider described in this Prospectus. The minimum and maximum issue age for the Guaranteed Minimum Accumulation Rider follows the same issue age requirements as the Base Contract.

Guaranteed Minimum Accumulation Benefit
If the Guaranteed Minimum Accumulation Benefit Amount exceeds the Contract Value at the end of the Accumulation Benefit Period, the Company will increase the Contract Value so that it equals the Guaranteed Minimum Accumulation Benefit Amount. At the end of an Accumulation Benefit Period, a new Accumulation Benefit Period of the same duration will automatically begin unless the Contract Owner notifies the Company no later than 30 days after the end of the Accumulation Benefit Period, to switch to another available Accumulation Benefit Period or to terminate the Rider. Contract Owners will receive advance notice from the Company of the approaching end of the Accumulation Benefit Period and the relevant options within the 30-day period.
Example
: Assume that you purchase the Guaranteed Minimum Accumulation Rider with a 7 Year Accumulation Benefit Period, which has the 100% Accumulation Benefit Percentage. At the end of the Accumulation Benefit Period, the Accumulation Benefit Base is $300,000 and the Contract Value is $250,000. The Guaranteed Minimum Accumulation Benefit is $300,000 x 100%
–
 $250,000 = $50,000. This amount ($50,000) is credited to the Contract and a new Accumulation Benefit Period automatically begins.
Guaranteed Minimum Accumulation Benefit Amount
The Guaranteed Minimum Accumulation Benefit Amount is equal to the Accumulation Benefit Base multiplied by the Accumulation Benefit Percentage for the applicable Accumulation Benefit Period.
The following options are available at Contract issue:

Accumulation Benefit Period	Accumulation Benefit Percentage
7 Year	100%
10 Year	106%
The following options are available upon electing a Reset Benefit and at the end of any Accumulation Benefit Period:

Accumulation Benefit Period	Accumulation Benefit Percentage
5 Year	90%
7 year	100%
10 Year	106%
Accumulation Benefit Base
The Accumulation Benefit Base will be initially set equal to the Initial Purchase Payment on the Issue Date of the Contract. Thereafter, at the start of any subsequent Accumulation Benefit Period, the Accumulation Benefit Base will be set equal to the Contract Value as of the first day of the period (after giving effect to any increase in the Contract Value as a result of the Guaranteed Accumulation Benefit Amount being applied at the end of the prior Accumulation Benefit Period). Any Purchase Payments made during the first 12 months after the start of an Accumulation Benefit Period will be added to the Accumulation Benefit Base. Withdrawals will reduce the Accumulation Benefit Base on a pro rata basis, perhaps by more than the amount of the withdrawal.

Example: This Example assumes the following transactions during the first Accumulation Benefit Period of 7 years:

•	Initial Purchase Payment = $250,000.

•	A Subsequent Purchase Payment of $30,000 is made in Contract Year 1.

•	A Subsequent Purchase Payment of $10,000 is made in Contract Year 2.
On the Contract Effective Date, the Accumulation Benefit Base equals the Initial Purchase Payment ($250,000).
During Contract Year 1, an additional Purchase Payment of $30,000 was made. Since this Purchase Payment was made during the first 12 months of the Accumulation Benefit Period, the Accumulation Benefit Base will be increased by $30,000 to $280,000.
During Contract Year 2, an additional Purchase Payment of $10,000 was made. Since this Purchase Payment was not made during the first 12 months of the Accumulation Benefit Period, the Contract Value is increased but the Accumulation Benefit Base is not increased.
Optional Reset Benefit
The Rider provides a Reset Benefit option that sets the Accumulation Benefit Base equal to 100% of the Contract Value as of the Reset Benefit Date (which must be a Contract Anniversary) and restarts the Accumulation Benefit Period. The Reset Benefit option provides the opportunity to periodically lock in any market gains.
You may elect the same Accumulation Benefit Period or change to a different available Accumulation Benefit Period on any Reset Benefit Date. A Reset Benefit is available on any Contract Anniversary provided that the Annuity Date is not earlier than the end of the new Accumulation Benefit Period.
If a Reset Benefit is elected, the Rider Charge may be increased, but by no more than the maximum Rider Charge increase, and the Rider Charge will not exceed the maximum Rider Charge.
The Reset Benefit is an optional benefit. In order to elect a Reset Benefit, you must send a written notice to the following address: The Penn Insurance and Annuity Company, Customer Service Group, PO Box 178, Philadelphia, Pennsylvania 19105. This written notice must be received by us within 30 days of any Contract Anniversary in order to exercise the Reset Benefit option.
Effect of Withdrawals on the Accumulation Benefit Base
The Accumulation Benefit Base will be reduced by a proportional amount for any withdrawals of the Contract Value during the Accumulation Benefit Period. The reduction amount will be equal to the withdrawal amount multiplied by the ratio of (1) and (2) where:

(1)	is the Accumulation Benefit Base immediately prior to the withdrawal; and

(2)	is the Contract Value immediately prior to the withdrawal.
The reduction in the Accumulation Benefit Base will occur as of the date of each applicable withdrawal.
Any withdrawal, including any RMD, will reduce the Accumulation Benefit Base on a pro rata basis, perhaps by more than the amount of the withdrawal, and therefore will reduce the Guaranteed Minimum Accumulation Benefit Amount.

Example of Effect of Withdrawals on Guaranteed Minimum Accumulation Benefit
Assume there is a single $7,500 withdrawal during a Contract Year. Suppose that the Contract Value and Accumulation Benefit Base just prior to the withdrawal are $110,000 and $100,000, respectively.
The Accumulation Benefit Base will be reduced by the following amount:
Withdrawal Amount x (Accumulation Benefit Base/Contract Value) = $7,500 x ($100,000/$110,000) = $6,818.18
If the Contract Value just before the $7,500 withdrawal was $90,000, the reduction to the Accumulation Benefit Base would be as follows:
Withdrawal Amount x (Accumulation Benefit Base/Contract Value) = $7,500 x ($100,000/$90,000) = $8,333.33
Effect of Subsequent Purchase Payments on the Accumulation Benefit Base
Subsequent Purchase Payments received during the first 12 months of the Accumulation Benefit Period will be added to the Accumulation Benefit Base dollar-for-dollar as of the date we receive the Subsequent Purchase Payment. Subsequent Purchase Payments received after the first 12 months of the Accumulation Benefit Period will not be added to the Accumulation Benefit Base. If you intend on making frequent Subsequent Purchase Payments after the first 12 months of an Accumulation Benefit Period, you should consider that Subsequent Purchase Payments will increase your Contract Value but will not increase your Accumulation Benefit Base, and it will therefore make it less likely that the Company would have to pay the Guaranteed Minimum Accumulation Benefit Amount under the Rider. However, you may elect to take advantage of the Reset Benefit which will set your Accumulation Benefit Base equal to the Contract Value on any Contract Anniversary when the Accumulation Benefit Base is lower than the Contract Value.
Rider Charge
There is an additional charge for the Guaranteed Minimum Accumulation Rider.
The Rider Charge for this benefit is expressed as an annual percentage of the Accumulation Benefit Base. The current Rider Charge for this Rider is 0.90% annually. The maximum Rider Charge is 1.50% annually.
One fourth of the annual Rider Charge will be multiplied by the average monthly Accumulation Benefit Base for the quarter, and this amount will be deducted quarterly from the Contract Value on the dates specified in the Contract Specifications Page. The Rider Charge will be deducted from the Variable Investment Options of the Variable Account pro-rata, based on the Variable Investment Option allocation at the time of deduction. Rider Charges will be deducted until the Annuity Date or until the Rider is terminated.
Upon renewal of the Guaranteed Minimum Accumulation Rider or if a Reset Benefit is elected, the Rider Charge may be increased, but by no more than the maximum Rider Charge increase of 0.30% and will not be greater than the Rider Charge generally available to Contract Owners then purchasing this Rider and in no event will be greater than the maximum Rider Charge. The Contract Owner will be notified 60 days before an applicable Rider Charge increase and may forgo any Reset Benefits in order to maintain the current Rider Charge. At the end of the current Accumulation Benefit Period, the Contract Owner must terminate the Rider within 30 days of the end of the Accumulation Benefit Period to avoid the Rider Charge increase.

If you make a full surrender of your Contract before the charges for any Riders have been deducted, the accrued Rider Charges will reduce your Contract Value, plus any applicable Surrender Charge.
In addition, upon payment of the Death Benefit associated with the Contract, the accrued Rider Charges will reduce the Death Benefit payable.
No Rider Charge will be imposed upon Annuitization.
Example
: Assume that the Accumulation Benefit Base is $100,000 at the beginning of the Contract Year and that in this Contract Year, there are no Subsequent Purchase Payments or withdrawals. The amount of the charge deducted each quarter will then be $100,000 x (0.90% / 4) x (days in quarter not including Leap Day / 91.25).
Suppose there are 92 days in the first Contract Quarter so the Rider Charge for this quarter will be $100,000 x (0.90% / 4) x (92 / 91.25) = $226.85.
Investment Allocation Options
The Fixed Account
The Short-Term Fixed Account is not available if you elected this Rider. Purchase Payments or transfers directed to the Short-Term Fixed Account will not be accepted.
The Separate Account
Currently, there are no investment allocation restrictions for the Contract Value allocated to the Separate Account if this Rider is purchased.
If the Company requires investment allocation restrictions in the future, or if there is a change to any existing restrictions, the Contract Owner will be notified in writing 60 days prior to the changes becoming effective. The new investment allocation restrictions will apply to existing and new purchasers of this benefit. If any investment allocation restrictions are required, the Company reserves the right to add or change the restrictions and the way they are administered in the future.
If you terminate the Rider, you will no longer be subject to investment allocation limitations and restrictions.
If the Enhanced Death Benefit Rider is purchased with the Guaranteed Minimum Accumulation Rider, you will be subject to the most restrictive limitations and requirements of the two stand-alone Riders.
Required Minimum Distributions and the Guaranteed Minimum Accumulation Rider
There is no special treatment of RMDs under the Guaranteed Minimum Accumulation Rider. RMD withdrawals will reduce the Accumulation Benefit Base as described in the “Effect of Withdrawals on the Accumulation Benefit Base” section. As such, RMDs will reduce the Accumulation Benefit Base under the Rider on a pro rata basis, perhaps by more than the withdrawal. Contract Owners who must take RMDs during the Accumulation Benefit Period should discuss the advisability of purchasing the Rider with their financial professional.
What happens at the end of the Accumulation Benefit Period?
At the end of the Accumulation Benefit Period, a new Accumulation Benefit Period of the same length will begin automatically. The Accumulation Benefit Base will be set to the Contract Value at the time of renewal after giving effect to any amount that has been applied under the Rider to increase the Contract Value at the end of the Accumulation Benefit Period. Upon renewal of the Guaranteed Minimum Accumulation Rider, the Rider Charge may be increased, provided that you will be notified prior to any such increase.

You can also terminate the Rider or choose a different Accumulation Benefit Period within 30 days of the end of the Accumulation Benefit Period.
Lastly, you can also surrender the Contract and the Rider and receive the greater of the Guaranteed Minimum Accumulation Benefit Amount or the Contract Value, less any applicable Surrender Charges, as of the end of the Accumulation Benefit Period. Surrender Charges will apply to any Purchase Payments or Subsequent Purchase Payments that are not out of the Surrender Charge Period. In addition, any surrender could be subject to taxes, including penalty taxes under certain circumstances. If you surrender your Contract at a time other than at the end of the Accumulation Benefit Period, you will not be entitled to receive any payment of the Guaranteed Minimum Accumulation Benefit Amount.
What if the Accumulation Benefit Base or Contract Value goes to zero?
If the Accumulation Benefit Base goes to zero and the Contract Value remains above zero, the Guaranteed Minimum Accumulation Rider will remain on the Contract although no Rider Charges are assessed. At the end of the Accumulation Benefit Period, the Rider would automatically renew in accordance with the Rider terms unless terminated by the Contract Owner. The Contract Owner would also continue to have the option of making additional Purchase Payments (although such Purchase Payments only increase the Guaranteed Minimum Accumulation Benefit in the first 12 months of the Accumulation Benefit Period) or to request a Reset Benefit.
If the Contract Value goes to zero, but the Accumulation Benefit Base is still positive, your benefit will continue until the end of the Accumulation Benefit Period. At the end of the Accumulation Benefit Period, your Contract Value will be set equal to the Guaranteed Minimum Accumulation Benefit Amount. At this point, you can either (i) surrender the Contract at the newly established value, subject to any applicable Surrender Charges, taxes, and any applicable tax penalties, (ii) terminate the Rider, or (iii) let the Rider automatically renew at the newly established value, subject to a potential increase in the Rider Charge.
If the Contract Value is reduced to zero and the Accumulation Benefit Base is also reduced to zero, the Contract will be terminated.
What happens on the Annuity Date under the Rider?
When you purchase the Guaranteed Minimum Accumulation Rider, your Annuity Date must be on or after the end of your Accumulation Benefit Period. Additionally, upon renewal or the Reset Benefit Date, your Annuity Date must be on or after the end of any subsequent Accumulation Benefit Period. If you change the Annuity Date so that it is before the end of the Accumulation Benefit Period, your Contract will be annuitized at the Contract Value on the Annuity Date, the Guaranteed Minimum Accumulation Rider will be terminated, and the charges for this benefit will not be refunded.
What happens upon death under the Rider?
Both the Contract and the Guaranteed Minimum Accumulation Rider will terminate if the Death Benefit under the Contract is paid. The Death Benefit does not include any accrued Guaranteed Minimum Accumulation Benefit Amount.
Removing the Guaranteed Minimum Accumulation Rider from your Contract
You can cancel the Guaranteed Minimum Accumulation Rider at any time on or after the first Contract Anniversary by sending a written request to the Company to do so. The Rider will be discontinued on the Contract Anniversary immediately following your request.

Termination of the Guaranteed Minimum Accumulation Rider
Upon the earliest of the following, the Guaranteed Minimum Accumulation Rider will be terminated, but the Contract will remain in force:

(1)
At the end of the Accumulation Benefit Period if the new Accumulation Benefit Period will end after the Annuity Date or if the Contract Owner has provided written notice of termination within 30 days of the end of the Accumulation Benefit Period;

(2)	On the Contract Anniversary immediately following receipt by the Company of a written request by the Contract Owner to discontinue the Rider;

(3)	Annuitization under the Base Contract.
All charges for the Rider will cease upon Rider termination.
If the Contract is terminated, the Rider will also be terminated. Both the Contract and the Rider will terminate upon the earliest of:

(1)	Full surrender of the Contract;

(2)	The Death Benefit is paid as described in this Prospectus;

(3)	The Contract Value is reduced to zero and the Accumulation Benefit Base is also reduced to zero.

Dollar Cost Averaging Program
Dollar cost averaging is a way to invest in which securities (underlying mutual fund portfolios) are purchased at regular intervals in fixed dollar amounts, so that the cost of the securities gets averaged over time and possibly over market cycles. If the Contract Value is at least $10,000, you may allocate any new Purchase Payments to one of the Dollar Cost Averaging Options. The account automatically transfers a portion of the payment each month to one or more of the subaccounts of the Separate Account, as directed by you. Amounts may only be allocated to one of the Dollar Cost Averaging Options in conjunction with an election of the dollar cost averaging program. The minimum transfer amount to each Variable Investment Option is $50. Once a Dollar Cost Averaging Option is selected, an additional Dollar Cost Averaging Option cannot be selected. If you elect to discontinue participation in the program, any money left in the dollar cost averaging account will be transferred into the Variable Investment Options based on the Dollar Cost Averaging allocation initially selected (unless otherwise directed by you). There is no charge for participating in the dollar cost averaging program.
Fixed Dollar Cost Averaging Options.
The available periods under the Fixed Dollar Cost Averaging Options are:

1.	Six-Month Dollar Cost Averaging Period (the Six Month Fixed Dollar Cost Averaging Account); and

2.	Twelve-Month Dollar Cost Averaging Period (the Twelve Month Fixed Dollar Cost Averaging Account).
Only new Purchase Payments may be allocated to the Fixed Dollar Cost Averaging Options. Such allocations of Initial and Subsequent Purchase Payments are subject to the Contract Value minimum requirements. Amounts held in a Fixed Dollar Cost Averaging Option of the Fixed Account will be credited with interest at effective annual rates, declared by the Company.

The Minimum Guaranteed Interest Rate applicable for any Fixed Dollar Cost Averaging Option of the Fixed Account (according to your Contract) is determined on the Contract Date. The minimum rate can range between 0.15% and 3.00% unless applicable law permits a reduction. The minimum guaranteed interest rate for any Fixed Account Option is determined based on a formula established by state law as described in Appendix B.
The declared interest rate will apply from the date of the allocation through the end of the Dollar Cost Averaging Period. Purchase Payments received after the start of a Dollar Cost Averaging Period will create an additional Dollar Cost Averaging Period.
Dollar cost averaging and automatic asset rebalancing programs may not be elected at the same time and are not available after Annuitization.
Example
: Assume that you allocate $2,400 of a Purchase Payment into the twelve month fixed dollar cost averaging program. Also assume that you selected the transfers from the Fixed Dollar Cost Averaging Account to be allocated as 50% to the Vanguard Total Stock Market Index and 50% to the Vanguard Mid-Cap Index. Then on the next 11 monthly anniversaries, $100 would be transferred to each of the two Portfolios you selected. On the 12th monthly anniversary, the remaining balance in the Fixed Dollar Cost Averaging Account, including all interest earned in the Fixed Dollar Cost Averaging Account, would be transferred to the two selected Portfolios in equal measure.

Automatic Asset Rebalancing Program
Automatic asset rebalancing is a way to maintain your desired asset allocation percentages. Because the value of your Variable Investment Options will fluctuate in response to investment performance, your asset allocation percentages may change over time. If you have a Contract Value of at least $10,000 you may elect automatic asset rebalancing. We will transfer funds under your Contract on a quarterly (calendar) basis among the Variable Investment Options to maintain a specified percentage allocation among your selected Variable Investment Options. You may elect to participate in the program when you apply for your Contract or, after you have owned your Contract, by completing an election form or by calling our office. You may discontinue the program at any time. There is no charge for participating in the automatic asset rebalancing program.
Dollar cost averaging and automatic asset rebalancing programs may not be elected at the same time and are not available after Annuitization.
Example
: Assume that you request the asset rebalancing program with a 50% allocation in the Vanguard Total Stock Market Index and 50% in the Vanguard Mid-Cap Index. Also assume that at the next quarterly rebalancing date, the amounts in the Variable Account Options were $6,000 in the Vanguard Total Stock Market Index and $4,000 in the Vanguard Mid-Cap Index representing a 60%/ 40% split. At that time, $1,000 of units in the Total Stock Market Index would be sold and $1,000 of Mid-Cap Index units would be purchased to rebalance your portfolio to achieve 50%/50% allocation you selected.

How Is the Contract Treated Under Federal Income Tax Law?
The following summary provides a general description of the federal income tax considerations associated with the Contract and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the IRS. No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS.
You pay no federal income tax on increases in the value of your Contract until money is distributed to you or your Beneficiary as a withdrawal, death benefit or an annuity payment.

Early Withdrawals
An additional federal income tax of 10% may be imposed on the taxable portion of an early withdrawal prior to age 59
1
⁄
2
unless one of several exceptions applies. Generally, there will be no additional income tax on:

•
early withdrawals that are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and a Beneficiary;

•	withdrawals made on or after age 59 1 ⁄ 2 ;

•	distributions made on or after death; or

•	withdrawals attributable to disability, as determined under the Code.
If you receive systematic payments that you intend to qualify for the “substantial equal periodic payments” exception described above, any modification (except due to death or disability, or due to certain Section 1035 exchanges beginning January 1, 2024) to your systematic payments before the age of 59
1
⁄
2
or within five years after the beginning of those payments, whichever is later, will result in the retroactive imposition of the 10% additional income tax with interest.
Other exceptions to taxes imposed on early withdrawals in this context may apply, potentially including exceptions that the IRS has provided in connection with the COVID-19 pandemic. You should consult a tax adviser to determine if an early withdrawal will result in the imposition of a 10% penalty tax.
Multiple Contracts
All Non-Qualified Contracts that are issued by PIA and its affiliates to the same Contract Owner during any calendar year are treated as one annuity for purposes of determining the amount includable in such Contract Owner’s taxable income when a taxable distribution (other than an annuity payment) occurs. A Non-Qualified Contract is generally a Contract that does not qualify for favorable tax treatment as a qualified plan (described in more detail below), IRA, Roth IRA, Simplified Employee Pension IRA, or tax-sheltered annuity.
Ownership
Subject to certain exceptions, a Contract must be held by or on behalf of a natural person in order to be treated as an annuity contract under federal income tax law and to be accorded the tax treatment described in the preceding paragraphs. If a Contract is not treated as an annuity contract for federal income tax purposes, the income on the Contract is treated as ordinary income received or accrued by the Contract Owner during the taxable year.
Transfer of Ownership
You may pay federal income taxes if you transfer the ownership of your Contract to someone else. If the transfer is for less than adequate consideration, the taxable portion would be the Contract Value at the time of transfer in excess of the investment in the Contract at such time. This rule does not apply to ownership transfers between spouses or to transfers incident to a divorce.
Separate Account Diversification
Section 817(h) of the Code provides that the investments of a separate account in which a contract invests (underlying a variable annuity contract which is not purchased under a qualified retirement plan or certain other types of plans or the investments of a mutual fund portfolio, the shares of which are owned by the variable annuity separate account) must be “adequately diversified” in order for the contract to be treated as an annuity contract for tax purposes. The Portfolios in which each Variable Investment Option may invest are owned exclusively by the Separate Account and certain other qualified investors. As a result, the Separate Account expects to be able to look through to the Portfolios’ investments in order to establish that each Variable Investment Option is “adequately diversified.” It is expected that each Portfolio will comply with the diversification requirement applicable to the Variable Investment Options as though the requirement applied to that Portfolio. PIA believes that each Separate Account will meet the diversification requirement, and PIA will monitor continued compliance with this requirement.
The Treasury Department has stated in published rulings that a variable Contract Owner will be considered the owner of Separate Account assets if the Contract Owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. If a variable Contract Owner is treated as an owner of Separate Account assets, income and gain from the assets would be includable in the variable Contract Owner’s gross income. The Treasury Department has indicated that, in regulations or revenue rulings under Section 817(d) (relating to the definition of a variable contract), it would provide guidance on the extent to which Contract Owners may direct their investments to particular Portfolios without being treated as owners of the underlying shares. No such regulations have been issued to date. The IRS has issued Revenue Ruling 2003-91 in which it ruled that the ability to choose among as many as 20 subaccounts and make not more than one transfer per 30-day period without charge did not result in the owner of a contract being treated as the owner of the assets in the subaccount under the investment control doctrine.
The ownership rights under your Contract are similar to, but different in certain respects from, those described by the IRS in Revenue Ruling 2003-91 and other rulings in which it was determined that Contract Owners were not owners of the Variable Investment Option assets. Although we do not believe this to be the case, these differences could result in Contract Owners being treated as the owners of the assets of the Variable Investment Options under the Contract. We, therefore, reserve the right to modify the Contract as necessary to attempt to prevent the Contract Owners from being considered the owners of a pro-rata share of the assets of the Variable Investment Options under the Contract. It is possible that if regulations or additional rulings are issued, the Contracts may need to be modified to comply with them.
Non-qualified Annuity Payments
The non-taxable portion of a non-qualified annuity payment generally is determined by multiplying the payment by the ratio of the investment in the Contract (as adjusted for any refund feature) to the expected return under the Contract. The remaining portion is taxed as ordinary income tax rates. Once you have recovered the investment in the Contract, further annuity payments are taxable at ordinary income rates.
If your Non-Qualified Contract contains an Accumulation Income Rider or a Guaranteed Income Rider, it is not clear whether payments made during the Withdrawal Phase will be taxed as withdrawals or annuities. Consult a tax adviser before purchasing this Contract with such a Rider. IRA annuities in the income (payout) phase are subject to tax. Roth IRA annuities may be tax-free if it is a qualified distribution as explained below.
IRA and Qualified Annuities
Generally, all withdrawals and death benefits paid are subject to federal income taxation.
Roth IRA Annuities
Generally, you do not include in your gross income qualified distributions (see below) or distributions that are a return of your annual contributions from your Roth IRA.

Qualified distributions are any payments or distributions from your Roth IRA that meet both of the following requirements:

(i)	payment or distribution is made after the 5-year period beginning with the first taxable year for which a contribution was made to a Roth IRA established for your benefit, and

(ii)	payment or distribution is:

(a)	made on or after the date you reach age 59 1 ⁄ 2 ;

(b)	made because you are disabled;

(c)	made to a Beneficiary or to your estate on or after your death; or

(d)	one that meets the requirements for the first-time home buyer exception to the tax on early distributions.
Premium Taxes
Some states and municipalities impose premium taxes on Purchase Payments received by insurance companies. Generally, any premium taxes payable will be deducted upon Annuitization, although we reserve the right to deduct such taxes when due in jurisdictions that impose such taxes on Purchase Payments. Currently, state premium taxes on Purchase Payments generally range from 0.00% to 4.265%.
Taxation of Withdrawals and Death Benefits
For U.S. federal income tax purposes, you may pay tax on a withdrawal, and your Beneficiary may pay tax on a death benefit. These payments generally will be taxable to the extent the cash value of your Contract exceeds your investment in the Contract. Ordinary income tax rates apply. If you designate a Beneficiary who is either a family member or two or more generations below you, or a person (other than a spouse) more than 37 1/2 years younger than you, you may be subject to the Generation Skipping Transfer Tax under Section 2601 of the Code.
In the case of a Non-Qualified Contract and death of an Annuitant who was not the Contract Owner, an election by the Beneficiary to receive the death benefit in the form of annuity payment must be made within 60 days. If such election is not made, the gain from the Contract will generally be taxed as a lump sum payment as described above.
Required Minimum Distributions
RMDs generally are minimum amounts that participants in qualified retirement plans and owners of individual retirement arrangements must withdraw each year following the calendar year that he or she reaches the required age (age 73 effective January 1, 2023, and age 75 effective January 1, 2033). Failure to make RMDs may result in a tax of up to 25% of the amount of the required distribution. Please refer to “Required Minimum Distributions” for more information about the special treatment of RMDs under the Base Contract, and the appropriate subsection of the Rider section that applies to you.
Withholding
Generally, for purposes of a non-qualified annuity or rollover IRA qualified under Section 408(b), unless the Contract Owner elects to the contrary and properly notifies the Company of that election, any amounts that are received under the Contract that the Company believes are includable in gross income for tax purposes will be subject to mandatory withholding to meet federal income tax obligations.

Medicare Contribution Tax
A 3.80% Medicare contribution tax generally applies to all or a portion of the net investment income of a taxpayer who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). For these purposes, amounts received under annuities that are includable in gross income are considered net investment income. Income from annuities that are part of a qualified retirement plan are not treated as investment income for the purpose of this tax but may be includible for purposes of determining whether the applicable income limits are exceeded for purposes of this tax.

How Do I Communicate With PIA?
Contact Information
The information below lists the various ways by which you can contact PIA Customer Service, depending on your inquiry. Contact your PIA financial professional with questions or requests for information.
By Mail:
Application and Initial Purchase Payment should be sent as follows:
The Penn Mutual Life Insurance Company
Lockbox #825799
525 Fellowship Road, Suite 330
Mt. Laurel, NJ 08054-3415
All Subsequent Purchase Payments should be sent as follows:

Checks sent by regular mail: The Penn Mutual Life Insurance Company Payment Processing Center PO Box 825799 Philadelphia, PA 19182-5799	Checks sent by overnight delivery: The Penn Mutual Life Insurance Company Lockbox #825799 525 Fellowship Road, Suite 330 Mt. Laurel, NJ 08054-3415
All requests should be sent as follows:

New Business requests sent by regular mail: The Penn Mutual Life Insurance Company Payment Processing Center PO Box 825799 Philadelphia, PA 19182-5799	Customer Service requests sent by regular mail: The Penn Mutual Life Insurance Company C/O Annuity Services PO Box 178 Philadelphia, PA 19105	New Business or Customer Service requests sent by overnight delivery: The Penn Mutual Life Insurance Company 1600 Malone Street Millville, NJ 08332
All death claims should be sent as follows:
The Penn Mutual Life Insurance Company
Death Claims Division
PO Box 178
Philadelphia, PA 19105

By Phone:
You can call Customer Service with any inquiries or Contract needs. An interpretation service is available for clients in more than 100 languages.

Toll-Free Customer Service 1-800-523-0650 Monday — Friday, 8:30 a.m. to 6:00 p.m., Eastern Time	Automated Phone Service 1-800-523-0650 Monday — Friday, 7:00 a.m. to 12:00 midnight, Eastern Time Saturday & Sunday, 8:00 a.m. to 6:00 p.m., Eastern Time
By Fax
:
Customer Service Fax Number
(215) 956-7699
Via Internet:
You can go to www.pennmutual.com, where you will be able to access the Client Service Center.
Signatures
Signature of Contract Owner(s) is required on all written notifications and forms.
Reports
We provide a quarterly statement free of charge. Reports will contain at least the following information:

(a)	The beginning and end dates of the current report period;

(b)
The Contract Value, if any, at the beginning of the current report period and at the end of the current report period, including information on the Separate Account, the Variable Account Value, the number of Accumulation Units, the value per Accumulation Unit and the Fixed Account Value;

(c)	The amounts and types of transactions that have been credited or debited to the account value during the current report period;

(d)	The Surrender Value, if any, at the end of the current report period.
Additional status reports will be made available to the Contract Owner upon request for a $25 fee. The following additional status reports are available upon request:

•	Reprint of your transaction confirmation.

•	Reprint of your latest statement.

T
HE
P
ENN
I
NSURANCE
AND
A
NNUITY
C
OMPANY
The Penn Insurance and Annuity Company is a Delaware stock life insurance company, wholly owned by The Penn Mutual Life Insurance Company. We were chartered in 1982 and have been continuously engaged in the life insurance business since that date. We are licensed to sell insurance in 49 states and the District of Columbia. Our corporate headquarters are located at Eight Tower Bridge, 161 Washington Street, Conshohocken, Pennsylvania 19428, a suburb of Philadelphia. Our mailing address is The Penn Insurance and Annuity Company, PO Box 178, Philadelphia, Pennsylvania 19105. We are obligated to pay all benefits provided under the Contracts.

P
IA
V
ARIABLE
A
NNUITY
A
CCOUNT
I
PIA established the PIA Variable Annuity Account I (the “Separate Account”) as a separate investment account under Delaware law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and qualifies as a “separate account” within the meaning of the federal securities laws.
Purchase Payments received under the Contract and under other variable annuity contracts are allocated to the Variable Investment Options for investment in the Portfolios. They are allocated in accordance with instructions from Contract Owners.
Income, gains, and losses, realized or unrealized, in a subaccount (a Variable Investment Option) are credited or charged against that subaccount without regard to any other income, gains or losses of PIA. Assets equal to the reserves and other contract liabilities with respect to the investments held in each subaccount are not chargeable with liabilities arising out of any other business or account of PIA. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.
We reserve the right to add, combine or remove any Variable Investment Options or Portfolios when permitted by law. We retain the right, subject to any applicable law, to make substitutions with respect to the Portfolios of the Variable Investment Options. If investment in shares of a Portfolio should no longer be possible or, if in our judgment, becomes inappropriate to the purposes of the Contracts, or, if in our judgment, investment in another mutual fund portfolio or insurance company separate account is in the interest of Owners, we may substitute another mutual fund portfolio or insurance company separate account. No substitution may take place without notice to Owners and prior approval of the SEC and insurance regulatory authorities, to the extent required by applicable law.
In the event of a Portfolio merger, any future Purchase Payments will be allocated to the successor or acquiring Portfolio. In the event of the liquidation of a Portfolio, you will be required to provide a new allocation to one of the available Portfolios or accounts for Contract Value in, and any future Purchase Payments allocated to, that Portfolio.

T
HE
P
ORTFOLIOS
The assets of each Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Variable Investment Options. The Portfolios described in this Prospectus are different from funds that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but the investment performance may not be the same. The Portfolio’s prospectus should be read carefully before any decision is made concerning the allocation of Purchase Payments and Contract Value to a Variable Investment Option corresponding to a particular Portfolio.
We offer no assurance that any of the Portfolios will attain their respective stated investment objectives.
Specific information regarding each Portfolio, including (1) its name, (2) its fund type (
e.g.
, bond fund, large cap value, small cap growth, specialty, etc.); (3) its investment adviser and any sub-adviser; (4) current expenses; and (5) investment performance, is available in Appendix A to this Prospectus. For more information about each of these Portfolios, please read the Portfolio prospectuses. You should also read a Portfolio’s prospectus carefully before making any decision about allocating Purchase Payments or a portion of your Contract Value to a Variable Investment Option corresponding to a particular Portfolio. Please contact us at 1-800-523-0650, or contact your financial professional, or go online to www.pennmutual.com/ for-individuals-and-businesses/products-and-performance/performance-and-rates or send an email request to FundOperations@pennmutual.com if you would like to obtain any of the Portfolio prospectuses (in either paper or electronic format).
The Portfolios’ shares may be available to certain other separate accounts we use to fund variable life insurance contracts offered by the Company. This is called “mixed funding.” The Portfolios’ shares may also be available to separate accounts of insurance companies that are not affiliated with the Company and, in certain instances, to tax-qualified policies. This is called “shared funding.” Although we do not anticipate that any difficulties will result from mixed and shared funding, it is possible that differences in tax treatment and other considerations may cause the interests of owners of various contracts participating in the Portfolios to be in conflict. In the event of a material conflict, we could be required to withdraw your contract value from a Portfolio. For more information about the risks of mixed and shared funding, please refer to the relevant Portfolio prospectus.
We do not provide investment advice to Contract Owners and do not recommend or endorse any particular Portfolio. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. You bear the risk of any decline in the value of your Contract resulting from the performance of the Portfolios you have chosen. You should consult with your financial professional to determine which combination of Investment Options is most appropriate for you, and periodically review your choices.
Investment selections should be based on a thorough investigation of all of the information regarding the Portfolios that is available to you, including each Portfolio’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Portfolio’s website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Portfolio.

V
OTING
S
HARES
OF
THE
P
ORTFOLIOS
You have the right to tell us how to vote proxies for the Portfolio shares to which your Contract Value is allocated. If the law changes and permits us to vote the Portfolio shares, we may do so.
If you are a Contract Owner, we determine the number of full and fractional Portfolio shares that you may vote by dividing the portion of the Owner’s Contract Value allocated to the Variable Investment Option by the net asset value of one share of the applicable Portfolio. Fractional votes will be counted. We may change these procedures whenever we are required or permitted to do so by law.
PIA will vote the shares held in the Variable Investment Options in accordance with voting instructions received from Contract Owners and other persons entitled to provide voting instructions. Portfolio shares for which Contract Owners and other persons entitled to vote have not provided voting instructions and shares owned by PIA in its general and unregistered separate accounts will be voted in proportion to the shares for which voting instructions have been received. Under state insurance law and federal regulations, there are certain circumstances under which PIA may vote other than as instructed by Contract Owners and other persons entitled to vote. The effect of this proportional voting is that a small number of Contract Owners may be able to determine the outcome of a vote.

O
THER
I
NFORMATION
Abandoned Property
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including escheatment of annuity, life, and other insurance policies) under various circumstances. In addition to the state unclaimed property law, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment it is important that you keep your Contract and other information on file with us up to date, including the names, contact and identifying information for Owners, insureds, Annuitants, Beneficiaries, and other payees.
Anti-Money Laundering and Counter-Terrorism
Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to take action, including, but not limited to, rejecting a Purchase Payment and/or “freezing” an Owner’s account. If these laws apply in a particular situation, absent instructions from the appropriate regulator, we would not be allowed to pay any request for surrenders (either full or partial), pay death benefits, make transfers, or continue making payments. We may also be required to provide information about you and your Contract to government agencies or departments.
Legal Proceedings
We, like other life insurance companies, are subject to regulatory and legal proceedings, including lawsuits, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the Separate Account, on the principal underwriter’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

D
ISTRIBUTION
A
RRANGEMENTS
The Company has an administrative services agreement with its parent company, The Penn Mutual Life Insurance Company (“PML”), that allows the Company to leverage PML’s distribution agreement with Hornor, Townsend & Kent, LLC (“HTK”) to act as principal underwriter for the distribution and sale of the Contracts. HTK is affiliated with both the Company and PML and is located at Eight Tower Bridge, 161 Washington Street, Conshohocken, Pennsylvania 19428. HTK sells the Contracts through its financial professionals. HTK has also entered into selling agreements with other broker-dealers who in turn sell the Contracts through their financial professionals. HTK is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).
The Company enters into selling agreements with HTK and other broker-dealers whose financial professionals are authorized by state insurance and securities departments to solicit applications for the Contracts. Sales and renewal compensation are paid to these broker-dealers for soliciting applications as premium-based commission, asset-based commission (sometimes referred to as “trails” or “residuals”), or a combination of the two. Premium-based commissions on Purchase Payments made under the Contract will not exceed 8.00%.
In addition to or partially in lieu of commission, PIA may also make override payments and pay expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset broker-dealer expenses in connection with activities they are required to perform, such as educating personnel and maintaining records. Financial professionals may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.
Such additional compensation may give PIA greater access to financial professionals of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your financial professional may serve you better, this additional compensation may provide PIA access to marketing benefits such as website placement, access to financial professional lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the financial professional market the Contracts.
Finally, within certain limits imposed by FINRA, financial professionals who are associated with HTK, as a PIA broker-dealer affiliate, may qualify for sales incentive programs and other benefits sponsored by PIA. These HTK financial professionals are also agents of PIA and upon achievement of specified annual sales goals may be eligible for compensation in addition to the amounts stated above, including bonuses, fringe benefits, financing arrangements, conferences, trips, prizes, and awards.
All of the compensation described in this section, and other compensation or benefits provided by PIA or its affiliates, may be more or less than the overall compensation on similar or other products and may influence your financial professional or broker-dealer to present this Contract rather than other investment options.
Individual financial professionals typically receive a portion of the compensation that is paid to the broker-dealer in connection with the Contract, depending on the agreement between the financial professional and their broker-dealer firm. PIA is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your financial professional how he/she will be compensated for the transaction.

F
INANCIAL
S
TATEMENTS
The statutory financial statements of PIA and the financial statements of the Separate Account appear in the Statement of Additional Information, which may be obtained from The Penn Insurance and Annuity Company, Attn: SAI Request, PO Box 178, Philadelphia, Pennsylvania 19105. Or you can call toll-free at 1-800-523-0650. The statutory financial statements of PIA should be distinguished from any financial statements of the Separate Account and should be considered only as bearing upon PIA’s ability to meet its obligations under the Contracts.

A
PPENDIX
A
Portfolio Companies Available Under the Contract
The following is a list of Portfolios available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at www.pennmutual.com/for-individuals-and-businesses/products-and-performance/ performance-and-rates. You can also request this information at no cost by calling 1-800-523-0650 or by sending an email request to FundOperations@pennmutual.com.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

PORTFOLIO TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2023)
			1 YEAR	5 YEAR	10 YEAR
Vanguard Variable Insurance Fund
Domestic Large Blend	Equity Index Portfolio The Vanguard Group, Inc. (Adviser)	0.14%	26.11%	15.52%	11.88%
Domestic Large Blend	Total Stock Market Index Portfolio The Vanguard Group, Inc. (Adviser)	0.13%	25.95%	14.93%	11.29%
Intermediate- Term Bond	Global Bond Index Portfolio The Vanguard Group, Inc. (Adviser)	0.13%	6.52%	0.99%	0.88% *
Domestic Mid Blend	Mid-Cap Index Portfolio The Vanguard Group, Inc. (Adviser)	0.17%	15.83%	12.56%	9.27%
Moderate Allocation	Moderate Allocation Portfolio The Vanguard Group, Inc. (Adviser)	0.13%	15.55%	7.78%	6.19%
Intermediate- Term Bond	Total Bond Market Index Portfolio The Vanguard Group, Inc. (Adviser)	0.14%	5.58%	1.04%	1.71%
International Large Blend	Total International Stock Market Index Portfolio The Vanguard Group, Inc. (Adviser)	0.11%	15.54%	7.31%	4.05% *
Conservative Allocation	Conservative Allocation Portfolio The Vanguard Group, Inc. (Adviser)	0.13%	12.51%	5.60%	4.84%
Moderate Allocation	Balanced Portfolio Wellington Management Company LLP (Adviser)	0.21%	14.33%	9.59%	7.89%
Domestic Large Growth	Capital Growth Portfolio PRIMECAP Management Company (Adviser)	0.34%	27.98%	14.33%	12.85%

*	Since inception (9/7/2017).

A-1

PORTFOLIO TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2023)
			1 YEAR	5 YEAR	10 YEAR
Domestic Large Value	Diversified Value Portfolio Hotchkis and Wiley Capital Management LLC (Adviser) and Lazard Asset Management LLC (Adviser)	0.29%	20.13%	14.28%	9.27%
Domestic Large Value	Equity Income Portfolio Wellington Management Company LLP (Adviser) and The Vanguard Group, Inc. (Adviser)	0.29%	8.10%	11.57%	9.53%
Domestic Large Growth	Growth Portfolio Wellington Management Company LLP (Adviser)	0.33%	40.13%	16.08%	12.88%
High Yield Bond	High Yield Bond Portfolio Wellington Management Company LLP (Adviser) and The Vanguard Group, Inc. (Adviser)	0.24%	11.66%	5.13%	4.34%
International Large Growth	International Portfolio Baillie Gifford Overseas Ltd. (Adviser) and Schroder Investment Management North America Inc. (Adviser)	0.33%	14.65%	10.28%	6.80%
Real Estate	Real Estate Index Portfolio The Vanguard Group, Inc. (Adviser)	0.26%	11.70%	7.18%	7.29%
Domestic Small Growth	Small Company Growth Portfolio ArrowMark Colorado Holdings LLC (Adviser) and The Vanguard Group, Inc. (Adviser)	0.29%	19.65%	9.98%	7.85%

A-2

A
PPENDIX
B
Fixed Account Options
General
Purchase payments allocated and Contract Value transferred to the Fixed Account (including the Short-Term Fixed Account and the Fixed Dollar Cost Averaging Options) become part of the Company’s general account, which is subject to the claims of the Company’s creditors. The Company’s insurance obligations and guarantees under the Contract (including the Fixed Account Options, the Standard Death Benefit, and the optional benefits) are paid in part out of the general account and, therefore, Contract Owners should consider the Company’s financial statements and claims paying ability for the payment of such obligations and guarantees. Interests in the general account have not been registered under the Securities Act of 1933 (the “1933 Act”), nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 and 1940 Acts. Disclosures regarding the Fixed Accounts, however, may be subject generally to applicable provisions of federal securities laws relating to the accuracy and completeness of statements made in this Prospectus. Any amounts paid from the general account are subject to the claims-paying ability and financial strength of the Company. You can allocate your funds to any of the Fixed Account Options currently offered under your Contract, subject to availability and restrictions.
The current crediting rate for each Fixed Account Option may be obtained by calling 1-800-523-0650.
The Fixed Account
The Fixed Account is the account in which amounts are held for this Contract under all Fixed Account Options prior to the Annuity Date.
Fixed Account Options are:

•	Short-Term Fixed Account; and

•	Fixed Dollar Cost Averaging Options.
Short-Term Fixed Account
You may allocate or transfer your Contract Value to the Short-Term Fixed Account, except that if you select an optional benefit Rider, you are not permitted to invest in the Short-Term Fixed Account. In the future we may change this restriction or add new ones relating to other Investment Options.
Amounts allocated or transferred to the Short-Term Fixed Account of the Fixed Account will be credited with interest. The declared rate will apply from the date of allocation or transfer through the end of a twelve month period. The twelve month period begins on the first day of the calendar month in which the allocation or transfer is made. Thereafter, interest will be credited on such amount for successive twelve month periods at the then current rate applicable to new allocations to the account as of the beginning of each successive twelve month period. For each allocation, the rate will not change during the running of a twelve month period.
We offer a Minimum Guaranteed Interest Rate that varies from 0.15% to 3.00%, is set on the Contract Date, and will not change through the life of the Contract. The Minimum Guaranteed Interest Rate that applies to you is specified in your Contract. The Minimum Guaranteed Interest Rate for any Short-Term Fixed Account is determined based on a formula established by state law as described below.

B-1

The value of the Short-Term Fixed Account equals the sum of:

(a)	the value of the Short-Term Fixed Account as of the last Contract Anniversary;

(b)	the amount of any Subsequent Purchase Payments, if applicable, allocated to that Account;

(c)	any interest credited; and

(d)	any transfers into the Short-Term Fixed Account;
Less the sum of:

(a)	any amounts transferred, including any transfer fees, from the Short-Term Fixed Account; and

(b)	any partial withdrawals, including any Surrender Charges, taken from the Short-Term Fixed Account.
Fixed Dollar Cost Averaging Options
Purchase payments may be allocated to the Fixed Dollar Cost Averaging Account. The account automatically transfers a portion of the payment each month to one or more of the subaccounts of the Separate Account, as directed by you.
Amounts held in the Fixed Dollar Cost Averaging Options will be credited with interest. The declared interest rate will apply from the date of the allocation to the account through the end of the dollar cost averaging period. Thereafter, interest will be credited at the then current rate applicable to new allocations to the account as of the beginning of each new dollar cost averaging period.
We offer a Minimum Guaranteed Interest Rate that varies from 0.15% to 3.00%, is set on the Contract Date, and will not change through the life of the Contract. The Minimum Guaranteed Interest Rate that applies to you is specified in your Contract. The Minimum Guaranteed Interest Rate for the Fixed Dollar Cost Averaging Options is determined based on a formula established by state law as described below.
Minimum Guaranteed Interest Rate
The minimum guaranteed interest rate is the lesser of (1) 3.00% and (2) the average over a 12-month period, rounded to the nearest 1/20th of 1.00%, of the 5-year constant maturity treasury rate reduced by 125 basis points, where the resulting interest rate is not less than 0.15%. The Company sets this rate quarterly on January 1, April 1, July 1, and October 1. The rate calculated as shown above is the minimum guaranteed interest rate for the life of the Contract. The calculated guaranteed rate will never be lower than the minimum nonforfeiture rate required by state law.

B-2

A
PPENDIX
C
Owner / Annuitant Arrangements Permitted Under Riders*
*This Appendix applies to the Guaranteed Income Rider, Accumulation Income Rider, and Enhanced Death Benefit Rider.
Single Life Guarantee:

Contract Owner(s)	Annuitant	Covered Life
John Smith	John Smith	John Smith
John Smith**	Elisabeth Smith	Elisabeth Smith
John Smith + Elisabeth Smith	John Smith	John Smith
John Smith + Elisabeth Smith	Elisabeth Smith	Elisabeth Smith
Entity	John Smith	John Smith

**	Not available with the Guaranteed Income Rider or Accumulation Income Rider
Joint Life Guarantee:

Contract Owner(s)	Annuitant Joint Annuitant (Non-Qualified Contract 1035 Exchanges Only)	Contingent Annuitant	Covered Lives
John Smith	John Smith	Elisabeth Smith	John Smith + Elisabeth Smith
John Smith	John Smith Elisabeth Smith		John Smith + Elisabeth Smith
John Smith	Elisabeth Smith	John Smith	John Smith + Elisabeth Smith
John Smith	Elisabeth Smith John Smith		John Smith + Elisabeth Smith
John Smith + Elisabeth Smith	John Smith	Elisabeth Smith	John Smith + Elisabeth Smith
John Smith + Elisabeth Smith	John Smith Elisabeth Smith		John Smith + Elisabeth Smith
John Smith + Elisabeth Smith	Elisabeth Smith	John Smith	John Smith + Elisabeth Smith
John Smith + Elisabeth Smith	Elisabeth Smith John Smith		John Smith + Elisabeth Smith

C-1

A
PPENDIX
D
State Variations
Following is the summary of state variations for Deferred Variable Annuity. This list includes the material features and benefits of your Contract. Information contained below is subject to change based on state approvals of the Contract. Please refer to your Contract for specific information.

STATE	LOCATION IN PROSPECTUS	STATE VARIATION
FL	“Maximum Purchase Payment”	Maximum Purchase Payment amount has been modified to read as follows: Total Purchase Payment must not be greater than $2 million into one Contract by the same Owner/Annuitant.
FL	“Free Look Period: ‘Right to Cancel’” & “Revocation Rights”
Revocation Rights has been modified to read as follows:

If you are a new purchaser of a Contract, you may cancel the Contract within
21 days
of receiving it without paying fees or penalties. If this Contract is a “Replacement Contract” (i.e., it has been purchased with the proceeds from the surrender of another annuity contract you own) it may be cancelled by returning it within 30 days of receipt. In either situation, simply mail the Contract to the Company or the financial professional through whom it was purchased, along with a written request to cancel the Contract based on this provision. The Company will refund the amount calculated in accordance with state law, which is generally the Contract Value and any fees or charges deducted as of the date the notification and the Contract are received.

FL	“Waiver of Surrender Charges”
Medically Related Withdrawal provision has been revised to read as follows:

You may request the waiver of Surrender Charges for your Medically Related Withdrawal of all or part of your Contract Value if certain medically related contingencies occur. The waiver of Surrender Charges is available if either of the following events occurs:

(a) The Contract Owner (or Annuitant for entity- owned Contracts) is first confined in a nursing home or hospital while this Contract is in force and remains confined for at least 90 days in a row. The medical care facility must be prescribed based on physical limitations which prohibit daily living in a non-institutional setting (by a licensed physician in writing).

(b) The Contract Owner (or Annuitant for entity- owned Contracts) is first diagnosed as having a fatal injury or illness (an injury or illness expected to result in death within
12 months)
while this Contract is in force.

D-1

STATE	LOCATION IN PROSPECTUS	STATE VARIATION
FL	“What Is Annuitization and How Do I Annuitize the Contract?”
The last paragraph of the Annuity Date provision has been revised to read as follows:

A notification that an Annuity Option must be selected will be sent to you 60 days prior to your Annuity Date. You must select an Annuity Option and notify us of your election at least 30 days prior to the Annuity Date. In the event no response is received from you, and you did not specify an Annuity Option, the Contract Value will be annuitized on the Annuity Date based on an applicable default option.

If the Annuity Date is less than the maximum maturity date, the Annuity Date will not be changed to the maximum maturity date allowed by the state.

FL	“Termination of the Enhanced Death Benefit Rider”
Rider will not terminate upon assignment or a change of ownership. Upon assignment or a change in ownership of the Contract, features and benefits of the Rider will continue to be based upon the age/lifetime of the Covered Life(ves) designated in the Contract.

FL	“Termination of the Guaranteed Income Rider”
Rider will not terminate upon assignment or a change of ownership. Upon assignment or a change in ownership of the Contract, features and benefits of the Rider will continue to be based upon the age/lifetime of the Covered Life(ves) designated in the Contract.

FL	“Termination of the Accumulation Income Rider”
Rider will not terminate upon assignment or a change of ownership. Upon assignment or a change in ownership of the Contract, features and benefits of the Rider will continue to be based upon the age/lifetime of the Covered Life(ves) designated in the Contract.

SC	“Free Look Period: ‘Right to Cancel’” & “Revocation Rights”	The Company will refund all Purchase Payments made as of the date the notification and the Contract are received.

D-2

The Penn Insurance and Annuity Company (PIA)

Founded in 1980, The Penn Insurance and Annuity Company (
PIA
)
is
a wholly owned life insurance subsidiary of Penn Mutual. Domiciled in Delaware, PIA maintains its operations in Conshohocken Pennsylvania, and is licensed to do business in 49 states and the District of Columbia. It markets its business through Penn Mutual’s distribution systems and has its in-force business serviced by the parent company.

Deferred Variable Annuity is issued by The Penn Insurance and Annuity Company on Policy Form ICC23-PI-VA and
ICC23-PI-VA-CS
and state variations thereof.
©
2024 The Penn Insurance and Annuity Company, Philadelphia, PA 19172, www.pennmutual.com

PM9061	05/24

STATEMENT OF ADDITIONAL INFORMATION

FOR

DEFERRED VARIABLE ANNUITY

an individual variable and fixed deferred annuity contract — flexible purchase payments issued by

THE PENN INSURANCE AND ANNUITY COMPANY

and funded through

PIA VARIABLE ANNUITY ACCOUNT I

of

The Penn Insurance and Annuity Company

PO Box 178, Philadelphia, Pennsylvania 19105

1 -800 -523 -0650

May 1, 2024

This Statement of Additional Information (the “SAI”) is not a prospectus. It should be read in conjunction with the current Prospectus dated May 1, 2024 for the Deferred Variable Annuity Contract (the “Contract”). The Contract is funded through PIA Variable Annuity Account I (the “Separate Account”). A copy of the Prospectus is available, without charge, by writing to The Penn Insurance and Annuity Company (“PIA” or the “Company”), Customer Service Group, PO Box 178, Philadelphia, Pennsylvania 19105 or, you may call, toll free, 1 -800 -523 -0650, or access our website at www.pennmutual.com. Terms used in this SAI have the same meaning as in the Prospectus.

The financial statements of the Company and the Separate Account are incorporated by reference to the financial statements included in the Separate Account’s most recent Form N-VPFS filed with the Securities and Exchange Commission.

THE PENN INSURANCE AND ANNUITY COMPANY

The Penn Insurance and Annuity Company is a Delaware stock life insurance company. We are a wholly owned subsidiary of The Penn Mutual Life Insurance Company (“Penn Mutual”). We were chartered in 1982 and have been continuously engaged in the life insurance business since that date. We are licensed to sell insurance and annuities in 49 states and the District of Columbia. Our corporate headquarters are located at Eight Tower Bridge, 161 Washington Street, Conshohocken, Pennsylvania 19428, a suburb of Philadelphia. Our mailing address is The Penn Insurance and Annuity Company, PO Box 178, Philadelphia, Pennsylvania 19105.

PIA Variable Annuity Account I

PIA established the PIA Variable Annuity Account I (the “Separate Account”) as a separate investment account under Delaware law on July 13, 1994. The Separate Account is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 and qualifies as a “separate account” within the meaning of the federal securities laws.

Additional Information

The Separate Account is divided into subaccounts, each of which invests exclusively in a specific mutual fund portfolio that is available for investment in the Variable Investment Options of the Separate Account (each, a “Portfolio”). The valuation of Accumulation Units in the Variable Investment Options is determined by multiplying the Accumulation Unit value for the prior Valuation Period by the net investment factor for the current Valuation Period.

For any subaccount, the net investment factor for a Valuation Period is determined by dividing (a) by (b) and subtracting (c):

Where (a) is:

The net asset value per share of the Portfolio held in the subaccount, as of the end of the Valuation Period.

plus

The per share amount of any dividend or capital gain distributions by the Portfolio if the “ex -dividend” date occurs in the Valuation Period.

Where (b) is:

The net asset value per share of the Portfolio held in the subaccount as of the end of the last prior Valuation Period.

Where (c) is:

The base Contract expenses.

The “Valuation Period” is the period from one valuation of Portfolio assets to the next. Valuation is performed each day the New York Stock Exchange (the “NYSE”) is open for trading.

Your assets in the Separate Account are held as Accumulation Units of the subaccounts that you select. We value Accumulation Units as of the close of regular trading on the NYSE (generally, 4:00 p.m. ET). When you invest in, withdraw from, or transfer money to a subaccount, you receive the Accumulation Unit value next computed after we receive and accept your Purchase Payment or your withdrawal or transfer request at our Administrative Office. Allocation, withdrawal, and transfer instructions received at our Administrative Office after the close of regular trading on the NYSE will be valued based on the Accumulation Unit value computed as of the close of regular trading on the next NYSE business day. In order to receive a

2

day’s closing price, instructions sent by facsimile transmission must be received by our fax server prior to the close of regular trading on that day. Telephone instructions must be received in full, containing all required information and confirmed back to the caller prior to the close of regular trading in order to receive that day’s closing price.

ADMINISTRATIVE AND RECORDKEEPING SERVICES

PIA performs all data processing, recordkeeping, and other related services with respect to the Contract and the Separate Account.

DISTRIBUTION OF THE CONTRACT

Hornor, Townsend & Kent, LLC (“HTK”), a wholly owned subsidiary of Penn Mutual, serves as principal underwriter of the Contract. HTK is located at Eight Tower Bridge, 161 Washington Street, Conshohocken, Pennsylvania 19428. HTK also acts as principal underwriter for (1) Penn Mutual Variable Annuity Account III, a separate account established by Penn Mutual; (2) Penn Mutual Variable Life Account I, also a separate account established by Penn Mutual; and (3) PIA Variable Life Account I, a separate account established by the Company. HTK is a registered broker -dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority.

The Contract is newly offered and therefore HTK did not receive any compensation for its services related to the Contract during the last three fiscal years.

The Contract will be distributed by HTK through broker -dealers. Total commissions on Purchase Payments made under the Contract will not exceed 8.00% and trailer commissions based on a percentage of Contract Value, other allowances and overrides may be paid. The offering of the Contract is continuous, and the Company does not anticipate discontinuing the offering of the Contract, although we reserve the right to do so.

CUSTODIAN

The Company is custodian of the assets held in the Separate Account.

EXPERTS

The financial statements of the Company (i) as of December 31, 2023 and for each of the two years in the period ended December 31, 2023 and (ii) as of December 31, 2021 and for each of the two years in the period ended December 31, 2021; and the financial statements of the Separate Account as of December 31, 2023 and for the periods indicated, included in this SAI constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP’s principal business address is at 2001 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103.

FINANCIAL STATEMENTS

The financial statements of the Company and the Separate Account are incorporated by reference to the financial statements included in the Separate Account’s most recent Form N-VPFS filed with the SEC. The financial statements of the Company should be distinguished from any financial statements of the Separate Account and should be considered only as bearing upon the Company’s ability to meet its obligations under the Contract.

3

Part C

Other Information

Item 27: Exhibits

(a)(1)	Resolution of the Board of Directors of The Penn Insurance and Annuity Company (the “Company” or the “Depositor”) establishing PIA Variable Annuity Account I (the “Separate Account” or the “Registrant”), incorporated by reference to Exhibit (b)(1) to the Registrant’s Registration Statement filed with the U.S. Securities and Exchange Commission (the “Commission”) on April 28, 1999 (File No. 033-83120 and Accession No. 0000950116-99-000846).

(a)(2)	Resolution of the Board of Directors of the Company authorizing additional investment options, incorporated by reference to Exhibit (a)(2) to the Registrant’s Registration Statement filed with the Commission on August 9, 2023 (File No. 333-273819 and Accession No. 0001193125-23-206390).

(b)	Not applicable.

(c)	Underwriting Agreement between the Company and Hornor, Townsend & Kent, LLC, incorporated by reference to Exhibit (c)(1) to PIA Variable Life Account I’s Registration Statement filed with the Commission on February 15, 2023 (File No. 333-269813 and Accession No. 0001193125-23-040295).

(d)(1)	Specimen Deferred Variable Annuity Contract, incorporated by reference to Exhibit (d)(1) to the Registrant’s Registration Statement filed with the Commission on December 21, 2023 (File No. 333-273819 and Accession No. 0001193125-23-301258).

(d)(2)	Rider—Enhanced Death Benefit Rider, incorporated by reference to Exhibit (d)(2) to the Registrant’s Registration Statement filed with the Commission on December 21, 2023 (File No. 333-273819 and Accession No. 0001193125-23-301258).

(d)(3)	Rider—Accumulation Income Rider, incorporated by reference to Exhibit (d)(3) to the Registrant’s Registration Statement filed with the Commission on December 21, 2023 (File No. 333-273819 and Accession No. 0001193125-23-301258).

(d)(4)	Rider—Guaranteed Income Rider, incorporated by reference to Exhibit (d)(4) to the Registrant’s Registration Statement filed with the Commission on December 21, 2023 (File No. 333-273819 and Accession No. 0001193125-23-301258).

(d)(5)	Rider—Guaranteed Minimum Accumulation Rider, incorporated by reference to Exhibit (d)(5) to the Registrant’s Registration Statement filed with the Commission on December 21, 2023 (File No. 333-273819 and Accession No. 0001193125-23-301258).

(e)	Form of Application for Deferred Variable Annuity Contract, incorporated by reference to Exhibit (e) to the Registrant’s Registration Statement filed with the Commission on December 21, 2023 (File No. 333-273819 and Accession No. 0001193125-23-301258).

(f)(1)	Certificate of Incorporation of the Company, incorporated by reference to Exhibit (f)(1) to PIA Variable Life Account I’s Registration Statement filed with the Commission on March 12, 2021 (File No. 333-254206 and Accession No. 0001193125-21-079276).

(f)(2)	By-Laws of the Company, incorporated by reference to Exhibit (f)(2) to PIA Variable Life Account I’s Registration Statement filed with the Commission on March 12, 2021 (File No. 333-254206 and Accession No. 0001193125-21-079276).

(g)	Not applicable.

(h)(1)	Participation Agreement between Vanguard Variable Insurance Fund and the Company, incorporated by reference to Exhibit (h) to PIA Variable Life Account I’s Registration Statement filed with the Commission on July 2, 2021 (File No. 333-254206 and Accession No. 0001193125-21-207781).

(h)(2)	Revised Schedule A to the Participation Agreement between Vanguard Variable Insurance Fund and the Company, incorporated by reference to Exhibit (h)(2) to the Registrant’s Registration Statement filed with the Commission on December 21, 2023 (File No. 333-273819 and Accession No. 0001193125-23-301258).

(i)	Administrative Services and Support Agreement between The Penn Mutual Life Insurance Company (“Penn Mutual”) and the Company, incorporated by reference to Exhibit (i) to PIA Variable Life Account I’s Registration Statement filed with the Commission on August 28, 2023 (File No. 333-269813 and Accession No. 0001193125-23-221803).

(j)	Not Applicable.

(k)	Opinion and consent of Counsel as to the legality of the securities being registered, incorporated by reference to Exhibit (k) to the Registrant’s Registration Statement filed with the Commission on December 21, 2023 (File No. 333-273819 and Accession No. 0001193125-23-301258).

(l)	Consent of Independent Registered Public Accounting Firm, filed herewith.

(m)	Not applicable.

(n)	Not applicable.

(o)	Not applicable.

(p)	Powers of Attorney of Messrs. Dalawai, Harris, Klenk, O’Malley, and Raszeja and Ms. Robinson, incorporated by reference to Exhibit (s) to PIA Variable Life Account I’s Registration Statement filed with the Commission on August 4, 2023 (File No. 333-273736 and Accession No. 0001193125-23-203969).

Item 28: Directors and Officers of the Depositor

The following table sets forth the names of the executive officers of the Depositor and the officers and trustees of the Company who are engaged directly or indirectly in activities relating to the Separate Account or the variable annuity and variable life policies offered by the Separate Account. Unless otherwise noted, the principal business address of each of the officers is The Penn Mutual Life Insurance Company, Eight Tower Bridge, 161 Washington Street, Conshohocken, Pennsylvania 19428.

Name and Principal Business Address	Position and Offices with Depositor

David M. O’Malley	Director and Chief Executive Officer

Thomas H. Harris	Director and President

Richard M. Klenk	Director and Chief Financial Officer

Karthick Dalawai	Director and Chief Risk Officer

Victoria M. Robinson	Director, Secretary and Chief Ethics and Compliance Officer

David M. Raszeja	Director

Ann-Marie Mason	Chief Legal Officer

Item 29: Persons Controlled By or Under Common Control with the Depositor or Registrant

The Company established the Separate Account as a separate investment account under Delaware law on July 13, 1994. The Company is a wholly-owned subsidiary of Penn Mutual.

Penn Mutual’s Wholly-Owned Subsidiaries as of December 31, 2023

Corporation	Principal Business	State of Incorporation

The Penn Insurance and Annuity Company	Life Insurance and Annuities	Delaware

Penn Mutual Asset Management, LLC	Investment Adviser	Pennsylvania

Penn Series Funds, Inc.	Investment Company	Maryland

Penn Mutual Payroll Administration, LLC	Payroll	Pennsylvania

Hornor, Townsend & Kent, LLC	Registered Broker-Dealer and Investment Adviser	Pennsylvania

Vantis Life Insurance Company	Life Insurance	Connecticut

The Penn Insurance and Annuity Company of New York (a NY Corporation)	Life Insurance	New York

ILS Holdings, LLC	Holding Company	Delaware

1847 Insurance Captive, LLC	Captive Insurance	Delaware

The Company’s Wholly-Owned Subsidiaries as of December 31, 2023

Corporation	Principal Business	State of Incorporation
PIA Reinsurance Company of Delaware I	Reinsurance	Delaware

Dresher Run I, LLC	Holding Company	Delaware

Vantis Life Insurance Company’s Wholly-Owned Subsidiary as of December 31, 2023

Corporation	Principal Business	State of Incorporation
The Savings Bank Life Insurance Company Agency, LLC	Life Insurance	Connecticut

Janney Montgomery Scott LLC’s Wholly-Owned Subsidiaries as of December 31, 2023

Corporation	Principal Business	State of Incorporation
JMS Resources, Inc.	Investments	Pennsylvania

Janney Capital Management, LLC	Investments	Delaware

Janney Trust Company, LLC	Investments	New Hampshire

TM Capital, LLC	Investments	Georgia

JMS Resources, Inc.’s Wholly-Owned Subsidiary as of December 31, 2023

Corporation	Principal Business	State of Incorporation
Janney Private Equity Company, Inc.	Investments	Delaware

Hornor, Townsend & Kent, LLC’s Wholly-Owned Subsidiary as of December 31, 2023

Corporation	Principal Business	State of Incorporation
HTK Insurance Agency, LLC	Insurance Agents or Brokers	Pennsylvania

All subsidiaries listed above are included in Penn Mutual’s consolidated financial statements.

Item 30. Indemnification

Article IV of the By-Laws of the Company provides that, in accordance with the provisions of the Section, the Company shall indemnify directors and officers against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such directors or officers in connection with such action, suit or proceeding to the extent that such person is not otherwise indemnified and the power to do so has been or may be granted by statute.

Pennsylvania law (15 Pa. C.S.A. §§ 1741-1750) authorizes Pennsylvania corporations to provide indemnification to directors, officers and other persons. Penn Mutual owns a directors and officers liability insurance policy covering liabilities that trustees and officers of Penn Mutual and its subsidiaries may incur in acting as trustees and officers. The Company is a wholly- owned subsidiary of Penn Mutual.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

Hornor, Townsend & Kent, LLC serves as principal underwriter of the securities of the Registrant. Hornor, Townsend & Kent, LLC also serves as distributor of variable annuity and variable life policies issued through Penn Mutual Variable Annuity Account III and Penn Mutual Variable Life Account I, each a separate account of Penn Mutual, and PIA Variable Life Account I, a separate account established by the Company.

Hornor, Townsend & Kent, LLC — Board of Managers and Officers*

David M. O’Malley	Manager and Chairman of the Board

Aaron J. Gordon	Manager, President

Thomas H. Harris	Manager

Karthick Dalawai	Manager

Victoria M. Robinson	Manager and Chief Compliance Officer

Keith G. Huckerby	Manager

Cristina M. Leder	Treasurer and Financial Operations Principal

Ann-Marie Mason	Chief Legal Officer and Corporate Secretary

Tiffany MacLean	Anti-Money Laundering Officer

Jessica F. Swarr	Assistant Vice President, Corporate Tax

*	The principal business address of the managers and officers is The Penn Mutual Life Insurance Company, Eight Tower Bridge, 161 Washington Street, Conshohocken, Pennsylvania 19428.

Commissions and Other Compensation Received by Each Principal Underwriter during the last Fiscal Year*:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Other Compensation
Hornor, Townsend & Kent, LLC	$0	$0	$0	$0

*	Sales had not yet commenced in the last Fiscal Year.

Item 32. Location of Accounts and Records

The name and address of the person who maintains physical possession of each account, book or other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, is provided in the Registrant’s most recent report on Form N-CEN.

Item 33. Management Services

Not applicable.

Item 34. Fee Representation

The Company represents that the fees and charges deducted under the Deferred Variable Annuity Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the city of Horsham Township, and Commonwealth of Pennsylvania, on April 25, 2024.

PIA VARIABLE ANNUITY ACCOUNT I
(Registrant)

By:	/s/ David M. O’Malley
David M. O’Malley
Chief Executive Officer

THE PENN INSURANCE AND ANNUITY COMPANY
(Depositor)

By:	/s/ David M. O’Malley
David M. O’Malley
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

	/s/ David M. O’Malley	Chairman of the Board of Directors and	April 25, 2024
	David M. O’Malley	Chief Executive Officer

	/s/ David M. Raszeja	Director (Comptroller)	April 24, 2024
David M. Raszeja

	*Rick Klenk	Director and Chief Financial Officer	April 25, 2024
Rick Klenk

	*Thomas H. Harris	Director and President	April 25, 2024
Thomas H. Harris

	*Karthick Dalawai	Director	April 25, 2024
Karthick Dalawai

	*Victoria M. Robinson	Director	April 25, 2024
Victoria M. Robinson

*By:	/s/ David M. O’Malley
David M. O’Malley, attorney-in-fact

Exhibit Index

Exhibit No.	Exhibit

(l)	Consent of Independent Registered Public Accounting Firm.